MONY L Variable Annuity

Prospectus Portfolio

Flexible Payment Variable Annuity

Issued by

MONY Life Insurance Company

AIM Variable Insurance Funds

The Alger American Fund

Dreyfus Investment Portfolios

Enterprise Accumulation Trust

Franklin Templeton Variable Insurance Products Trust

Janus Aspen Series

Lord Abbett Series Fund

MFS® Variable Insurance TrustSM MONY Series Fund, Inc. Oppenheimer Variable Account Funds PBHG Insurance Series Fund PIMCO Variable Insurance Trust ProFunds The Universal Institutional Funds, Inc.

May 3, 2004

Important Information about Disruptive Transfer Activity

Variable annuity contracts are not designed for frequent transfers either by individual investors, professional “market timing” organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio. These kinds of strategies and transfer activities are disruptive to the underlying portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options are disruptive to the underlying portfolio, we may, among other things, refuse to act on transfer instructions.

Prospectus

Dated May 3, 2004

Individual Flexible Payment Variable Annuity Contract

Issued By

MONY Variable Account A

MONY Life Insurance Company

MONY Life Insurance Company (the “Company”) issues the flexible payment variable annuity contract described in this prospectus. Among the contract’s many terms are:

Allocation of Purchase Payments and Fund Value

•	You can tell us what to do with your purchase payments. You can also tell us what to do with the fund value your contract may create for you resulting from those purchase payments.

•	You can tell us to place them into a separate account. That separate account is called MONY Variable Account A.

•	If you do, you can also tell us to place your purchase payments and fund values into any of the 49 different subaccounts. Both the value of your contract before annuitization and the amount of income afterward will depend on the investment performance of the portfolios you select. You bear the investment risk of investing in the portfolios. The subaccounts invest in shares of the following portfolios of AIM Variable Insurance Funds, The Alger American Fund, Enterprise Accumulation Trust, Janus Aspen Series, Lord Abbett Series Fund, MFS® Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, Dreyfus Investment Portfolios, Franklin Templeton Variable Insurance Products Trust, Oppenheimer Variable Account Funds, ProFunds and The Universal Institutional Funds, Inc. (the “Funds”).

•	AIM Variable Insurance Funds — Series I Shares

•	AIM V.I. Basic Value Fund, AIM V.I. Mid Cap Core Equity Fund

•	INVESCO VIF — Financial Services Fund, INVESCO VIF — Health Sciences Fund, INVESCO VIF — Technology Fund

•	The Alger American Fund — Class 0 Shares

•	Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio

•	Dreyfus Investment Portfolios — Service Shares

•	Small Cap Stock Index Portfolio

•	Enterprise Accumulation Trust

•	Equity Income Portfolio, Global Socially Responsive Portfolio, Growth Portfolio, Growth and Income Portfolio, Managed Portfolio, Multi-Cap Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Total Return Portfolio, Deep Value Portfolio, Mergers and Acquisitions Portfolio, Short Duration Bond Portfolio

•	Franklin Templeton Variable Insurance Products Trust — Class 2

•	Franklin Income Securities Fund, Franklin Rising Dividends Securities Fund, Franklin Zero Coupon Fund 2010

•	Janus Aspen Series — Service Shares

•	Capital Appreciation Portfolio, Flexible Income Portfolio, International Growth Portfolio

•	Lord Abbett Series Fund — Class VC

•	Bond-Debenture Portfolio, Growth and Income Portfolio, Mid-Cap Value Portfolio

•	MFS® Variable Insurance TrustSM — Initial Class

•	MFS® Mid Cap Growth Series, MFS® New Discovery Series, MFS® Total Return Series, MFS® Utilities Series

•	MONY Series Fund, Inc.

•	Government Securities Portfolio, Long Term Bond Portfolio, Money Market Portfolio

•	Oppenheimer Variable Account Funds — Service Class

•	Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Fund/VA

•	PBHG Insurance Series Fund

•	PBHG Mid-Cap Portfolio, PBHG Select Value Portfolio

•	PIMCO Variable Insurance Trust — Administrative Class

•	Global Bond Portfolio (Unhedged), Real Return Portfolio, StocksPLUS Growth and Income Portfolio

•	ProFunds — Investor Shares

•	ProFund VP Bear, ProFund VP UltraBull, ProFund VP Rising Rates Opportunity

•	The Universal Institutional Funds, Inc. — Share Class I

•	Emerging Markets Equity Portfolio, Global Value Equity Portfolio, U.S. Real Estate Portfolio

Not all of these portfolios may be available in all markets.

Living Benefits

•	Annuity Benefits

•	This contract is designed to pay to you the fund value in periodic installments.

•	Fund Value Benefits

•	You may ask for some or all of the contract’s fund value at any time. If you do, we may deduct a surrender charge.

•	Loans

•	You may borrow up to 50% of the fund value of the contract if you are a qualified retirement plan. You will have to pay interest to us on the amount borrowed.

Death Benefit

•	We will pay a death benefit to your beneficiary upon the death of the person you name as annuitant before the annuity starting date.

Fees and Charges

•	The contract allows us to deduct certain charges from the fund value. These charges are detailed in this prospectus.

For Contract Owner inquiries, write or call our Operations Center:

MONY Life Insurance Company

Policyholder Services

P.O. Box 4720

Syracuse, New York 13221

1-800-487-6669

Statement of Additional Information

A Statement of Additional Information dated May 3, 2004 containing additional information about the contracts is incorporated herein by reference. It has been filed with the Securities and Exchange Commission and is available from the Company without charge upon written request to the address shown on the request form on the last page of this prospectus or by telephoning 1-800-487-6669 or, by accessing the SEC’s website at http://www.sec.gov. The Table of Contents of the Statement of Additional Information can also be found on the last page of this prospectus.

Your investment in the contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This prospectus is not an offer to sell or a solicitation of an offer to buy the contracts in any jurisdiction where such may not be lawfully made.

The Securities and Exchange Commission has not approved or disapproved of this contract or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a Federal crime. This prospectus contains basic information that you should know before investing. Please see applicable fund prospectuses for AIM Variable Insurance Funds, The Alger American Fund, Enterprise Accumulation Trust, Janus Aspen Series, Lord Abbett Series Fund, MFS® Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, The Universal Institutional Funds, Inc., Dreyfus Investment Portfolios, Franklin Templeton Variable Insurance Products Trust,Oppenheimer Variable Account Funds and ProFunds. You should read these prospectuses carefully and keep them for future reference.

MONY Life Insurance Company

1740 Broadway, New York, New York 10019

1-800-487-6669

i

ii

SUMMARY OF THE CONTRACT

This summary provides you with a brief overview of the more important aspects of your contract. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this summary and in your contract. This summary and the entire prospectus will describe the part of the contract involving MONY Variable Account A. The prospectus also briefly will describe the portfolios offered by AIM Variable Insurance Funds, The Alger American Fund, Enterprise Accumulation Trust, Janus Aspen Series, Lord Abbett Series Fund, MFS® Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, Dreyfus Investment Portfolios, Franklin Templeton Variable Insurance Products Trust, Oppenheimer Variable Account Funds, ProFunds and The Universal Institutional Funds, Inc. See applicable fund prospectus for more detailed information about the portfolios offered by the Funds.

Definitions

This prospectus contains some specialized terms. We have defined specialized terms on the page where they first appear. The definitions will appear on the page in a box like this one.

Purpose of the Contract

The contract is an Individual Flexible Payment Variable Annuity Contract (the “Contract” or “Contracts”).

The Contract is designed to allow an owner to make purchase payments to the Company under the Contract. Those purchase payments are allocated at the owner’s choice among the subaccounts of MONY Variable Account A. Those purchase payments can accumulate for a period of time and create fund value for the owner. The owner can choose the length of time that such purchase payments may accumulate. The owner may choose at some point in the future to receive annuity benefits based upon those accumulated fund values.

An owner may use the Contract’s design to accumulate fund value for various purposes including retirement or to supplement other retirement programs. Some of these retirement programs (the “Qualified Plans”) may qualify for federal income tax advantages available under Sections 401, 403 (other than Section 403(b)), 408, 408A and 457 of the Internal Revenue Code (the “Code”). Accordingly, if you are purchasing this Contract through a Qualified Plan, you should consider purchasing this Contract for its death benefit, income benefits, and other non-tax related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether or not the Contract is an appropriate investment for you.

Qualified Plans — Retirement plans that receive favorable tax treatment under Section 401, 403, 408, 414(d), 414(e), 457 or 501(c)(18) of the Internal Revenue Code.

Qualified Contracts — Contracts issued under Qualified Plans.

Non-Qualified Plans — Retirement Plans that do not receive favorable tax treatment under Sections 401, 403, 408, 408A, 414(d), 414(e), 457 or 501(c)(18) of the Internal Revenue Code.

Non-Qualified Contracts — Contracts not issued under Qualified Plans.

The Contract is also designed to allow the owner to request payments of part or all of the accumulated fund value before the owner begins to receive annuity benefits. This payment may result in the imposition of a surrender charge. This payment may also be subject to a Contract charge and/or income or other taxes.

Purchase Payments and Fund Value

The purchase payments you make for the Contract are received by the Company. Currently those purchase payments are not subject to taxes imposed by the United States Government or any state or local government.

You may allocate your purchase payments to one or more of the subaccounts of MONY Variable Account A that are available under the Contract. The purchase payments you allocate among the various subaccounts of MONY Variable Account A may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. There is no guarantee that the value of the purchase payments you allocate to any of the subaccounts of MONY Variable Account A will increase or that the purchase payments you make will not lose value.

MONY Variable Account A

MONY Variable Account A is a separate investment account of MONY Life Insurance Company (the “Company”). MONY Variable Account A’s assets are owned by the Company, but are not chargeable with liabilities arising from any other business the Company conducts.

The subaccounts of MONY Variable Account A invest in shares of the funds at their net asset value. (See “The Funds”). Owners bear the entire investment risk for all amounts allocated to MONY Variable Account A subaccounts.

Benefit Option Packages

There are three benefit option packages available under the Contract. Each benefit option package is distinct. You select a benefit option package at the time of application. Once a selection is made, you may not transfer from one benefit option package to another.

	Option 1*	Option 2	Option 3

Mortality and Expense Risk Charge	Current annual rate — 1.45% Maximum annual rate — 1.95%	Current annual rate — 1.72% Maximum annual rate — 2.30%	Current annual rate — 2.37% Maximum annual rate — 3.15%

Death Benefit on Death of Annuitant

The greater of:**

(1) The Fund Value less any outstanding debt on the date due proof of the Annuitant’s death is received by the Company.

or (2) The purchase payments paid, reduced proportionately by each partial surrender and any surrender charges and less any outstanding debt.***

The greatest of:

(1) The Fund Value less any outstanding debt on the date due proof of the Annuitant’s death is received by the Company.

or (2) The purchase payments paid, reduced proportionately by each partial surrender and any surrender charges and less any outstanding debt.***

or (3) Step Up Value (See “Death Benefit”)

The greatest of:

(1) The Fund Value less any outstanding debt on the date due proof of the Annuitant’s death is received by the Company.

or (2) The purchase payments paid, reduced proportionately by each partial surrender and any surrender charges and less any outstanding debt.

or (3) Step Up Value (See “Death Benefit”)

Guaranteed Minimum Annuity Payments	Not Available	Not Available	If certain conditions are met, The Guaranteed Annuitization Value may be used to provide guaranteed minimum annuity payments that are greater than annuity payments that would be provided by the Contract’s Fund Value or Cash Value, as applicable.

	Option 1*	Option 2	Option 3

Minimum Initial Purchase Payment	Non-Qualified Contracts & Qualified Contracts The minimum purchase payment for qualified plans is the same for all three options. See “Detailed Information about the Policy”.	Non-Qualified Contracts & Qualified Contracts The minimum purchase payment for qualified plans is the same for all three options. See “Detailed Information about the Policy”.	Non-Qualified Contracts & Qualified Contracts The minimum purchase payment for qualified plans is The same for all three options. See “Detailed Information about the Policy”.

Issue Age	Qualified Contracts — 0-85 Non-Qualified Contracts — 0-85	Qualified Contracts — 0-79 Non-Qualified Contracts — 0-79	Qualified Contracts — 0-79 Non-Qualified Contracts — 0-79

Annual Contract Charge	Maximum charge is $30(b).	Maximum charge is $30(a).	Maximum charge is $30(a).

*	For Contracts purchased prior to August 6, 2003, the Contract and features purchased are equivalent to the benefit option package described as Option 1.
**	For Contracts purchased prior to November 7, 2003, the death benefit is the greater of: (1) The Fund Value less any outstanding debt on the date due proof of the Annuitant’s death is received by the Company, or (2) The purchase payments paid, less any partial surrenders and their surrender charges and less any outstanding debt.
***	In the calculation of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any surrender charge divided by the Fund Value immediately before that partial surrender, multiplied by the purchase payments paid before that partial surrender. This calculation of the death benefit applies to contracts issued on or after November 7, 2003.
(a)	The Annual Contract Charge will be waived upon any Contract Anniversary on which your Fund Value is $50,000 or greater, except where the Owner makes a full surrender of the Fund Value under the Contract. See “Deductions from Fund Value-Annual Contract Charge.”

Fund — Any open-end management investment company or unit investment trust in which a subaccount invests.

Owner — The person so designated in the application. If a Contract has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

Purchase Payment — An amount paid to the Company by the Owner or on the Owner’s behalf as consideration for the benefits provided by the Contract.

Net Purchase Payment — Purchase Payment amount after deduction of any applicable taxes.

Fund Value — The aggregate dollar value as of any Business Day of all amounts accumulated under each of the subaccounts, and the loan account of the Contract. If the term Fund Value is preceded or followed by the terms subaccount(s), and the loan account, or any one or more of those terms, Fund Value means only the Fund Value of the subaccount, or the loan account, as the context requires.

Business Day — Each day that the New York Stock Exchange is open for regular trading. A Business Day ends at 4:00 p.m. Eastern Time.

Minimum Purchase Payments

The minimum Purchase Payment for individuals varies depending upon the purchaser of the Contract and the method of paying the Purchase Payments. See “Payment and Allocation of Purchase Payments”.

Additional Purchase Payments may be made at any time. However, for certain automatic payment plans, the smallest additional payment is $50. (See “Issuance of the Contract”.) The Company may change this requirement in the future.

Transfer of Fund Value

You may transfer Fund Value among the subaccounts. Transfers may be made by telephone, facsimile or via the Web if the proper form or the telephone/facsimile/Web authorization on a Contract application has been completed, signed, and received by the Company at its Operations Center (see the cover page for how to contact the Operations Center). Transfers by telephone, facsimile or via the Web are subject to the Company’s rules and conditions for such privilege. See “Transfers”.

Loans

If your Contract permits, you may borrow up to 50% of your Contract’s Fund Value from the Company. Your Contract will be the only security required for the loan. Contracts issued to Qualified Plans are generally the only Contracts which permit loans. An amount equal to the amount of the loan is transferred to the loan account as security for the loan. The loan account is part of the Company’s General Account.

We will charge you interest on the amount borrowed. The Company shall have the right to payment of any unpaid loan balance from the Loan Account.

Surrenders

You may surrender all or part of the Contract at any time and receive its cash value while the annuitant is alive prior to the annuity starting date. We may impose a Surrender Charge and an Annual Contract Charge (if applicable). A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any surrender charge, if applicable) reduced the Fund Value. The amounts you receive upon surrender may be subject to income taxes and a 10% penalty tax if you are younger than age 59 1/2 at the time of surrender. (See “Federal Tax Status”.)

Charges and Deductions

The Contract provides for the deduction of various charges and expenses from the Fund Value of the Contract.

We pay compensation to brokers-dealers who sell the Contracts. For a discussion of this compensation, see “Distribution of the Contracts”.

Right to Return Contract Provision

You have the right to examine the Contract when you receive it. You may return the Contract for any reason during the Right to Return Contract Period (usually within ten days) from the day you receive it. You will receive the greater of Fund Value or a full refund of the Purchase Payments received by the Company less any partial surrender you make. During the Right to Return Contract period, Purchase Payments will be retained in the Company’s General Account and will earn interest at a rate not less than 3.0% per year.

Death Benefit

If the Annuitant (and the Secondary Annuitant, if any) dies before the date the starting date, the Company will pay a death benefit to the Beneficiary. The death benefit will depend on the benefit option you selected. If the Annuitant dies after annuity payments start, no death benefit is payable except as may be payable under the settlement option selected. (See “Death Benefit”.)

Annuitant — The person upon whose continuation of life any annuity payment depends.

Secondary Annuitant — The party designated by the Owner to become the Annuitant, subject to certain conditions, on the death of the Annuitant.

Beneficiary — The party entitled to receive benefits payable at the death of the Annuitant or (if applicable) the Secondary Annuitant.

MONY LIFE INSURANCE COMPANY

MONY VARIABLE ACCOUNT A

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, transfer Fund Value between investment options, or for Qualified Contracts only, take a loan. State premium taxes may also be deducted.

Contractowner Transaction Expenses:

Maximum Deferred Sales Load (Surrender Charge) (as a percentage of Purchase Payments surrendered)	8%	(1)

Loan Interest Spread (effective annual rate)	2.5%

Maximum Transfer Charge	$25	(2)

The next table describes the fees and expense that you will pay periodically during the time that you own the Contract, not including Fund portfolio company fees and expenses.

Maximum Annual Contract Charge	$30	(3)

Separate Account Annual Expenses (as a percentage of average annual Fund Value in MONY Variable Account A):

Option 1

Maximum Mortality and Expense Risk Fees	1.95%	(4)

Total Separate Account Annual Expenses	1.95%	(4)

Option 2

Maximum Mortality and Expense Risk Fees	2.30%	(5)

Total Separate Account Annual Expenses	2.30%	(5)

Option 3

Maximum Mortality and Expense Risk Fees	3.15%	(6)

Total Separate Account Annual Expenses	3.15%	(6)

(1)	The Surrender Charge percentage, which reduces to zero, is determined under a Surrender Charge schedule. See “Deductions from Fund Value — Amount of Surrender Charge.”

The Surrender Charge may be reduced under certain circumstances which include reduction in order to guarantee that certain amounts may be received free of Surrender Charge. See “Charges against Fund Value — Free Partial Surrender Amount”.

(2)	The Transfer Charge currently is $0. However, the Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a contract year, which will not exceed $25. See “Deductions from Fund Value — Transfer Charge”.
(3)	The Annual Contract charge will be waived upon any contract anniversary on which your Fund value is $50,000 or greater. See “Deductions from Fund Value — Annual Contract Charge”.
(4)	The Mortality and Expense Risk Charge is deducted daily equivalent to a current annual rate of 1.45% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95%) from the value of the net assets of MONY Variable Account A.
(5)	The Mortality and Expense Risk Charge is deducted daily equivalent to a current annual rate of 1.72% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.30%) from the value of the net assets of MONY Variable Account A.
(6)	The Mortality and Expense Risk Charge is deducted daily equivalent to a current annual rate of 2.37% (and is guaranteed not to exceed a daily rate equivalent to an annual rate of 3.15%) from the value of the net assets of MONY Variable Account A.

The next item shows the minimum and maximum total operating expenses charged by the portfolio companies for the year ended December 31, 2003. You may pay portfolio company operating expenses periodically during the time that you own the Contract. More detail concerning each Fund portfolio company’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Fund Portfolio Operating Expenses	Minimum	Maximum

(expenses that are deducted from portfolio company assets, including management fees, distributions and/or services fees (12b-1 fees), and other expenses)	0.52%	1.98%

Example

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expense, and Fund fees and expenses for the year ended December 31, 2003.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year. The Example assumes the minimum and maximum fees and expenses of any of the Fund portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.	a.	If you surrender your Contract at the end of the applicable time period (assuming maximum fees and expenses of any of the Fund portfolios):

	1 year	3 years	5 years	10 years

Option 1	$947	$1,031	$1,093	$2,358

Option 2	$973	$1,109	$1,230	$2,636

Option 3	$1,033	$1,296	$1,552	$3,271

b.	If you surrender your Contract at the end of the applicable time period (assuming minimum fees and expenses of any of the Fund portfolios):

	1 year	3 years	5 years	10 years

Option 1	$1,083	$1,448	$1,812	$3,765

Option 2	$1,107	$1,523	$1,939	$4,002

Option 3	$1,167	$1,701	$2,238	$4,542

2.	a.	If you do not surrender your Contract (assuming maximum fees and expenses of any of the Fund portfolios):

	1 year	3 years	5 years	10 years

Option 1	$206	$637	$1,093	$2,358

Option 2	$233	$718	$1,230	$2,636

Option 3	$298	$913	$1,552	$3,271

b.	If you do not surrender your Contract (assuming minimum fees and expenses of any of the Fund portfolios):

	1 year	3 years	5 years	10 years

Option 1	$352	$1,071	$1,812	$3,765

Option 2	$378	$1.149	$1,939	$4,002

Option 3	$442	$1,335	$2,238	$4,542

3.	a.	If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming maximum fees and expenses of any of the Fund portfolios):

	1 year	3 years	5 years	10 years

Option 1	$1,083	$1,071	$1,812	$3,765

Option 2	$1,107	$1,149	$1,939	$4,002

Option 3	$1,167	$1,335	$2,238	$4,542

b.	If you annuitize your Contract and the proceeds are settled under Settlement Options 3 or 3A (life income with annuity options) (assuming minimum fees and expenses of any of the Fund portfolios):

	1 year	3 years	5 years	10 years

Option 1	$947	$637	$1,093	$2,358

Option 2	$973	$718	$1,230	$2,636

Option 3	$1,033	$913	$1,552	$3,271

4.	a.	If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2, or 4 (annuity income without life contingencies) (assuming maximum fees and expenses of any of the Fund portfolios):

	1 year	3 years	5 years	10 years

Option 1	$1,083	$1,448	$1,812	$3,765

Option 2	$1,107	$1,523	$1,939	$4,002

Option 3	$1,167	$1,701	$2,238	$4,542

b.	If you annuitize your Contract and the proceeds are settled under Settlement Options 1, 2, or 4 (annuity income without life contingencies) (assuming minimum fees and expenses of any of the Fund portfolios):

	1 year	3 years	5 years	10 years

Option 1	$947	$1,031	$1,093	$2,358

Option 2	$973	$1,109	$1,230	$2,636

Option 3	$1,033	$1,296	$1,552	$3,271

For the purposes of the Fee Tables and the Example, we assume that the Contract is owned during the accumulation period. On and after the annuity starting date, different fees and charges will apply. See “Charges and Deductions.”

Other Contracts

We may offer other variable annuity contracts which also may invest in the same (or many of the same) Fund portfolios offered in the Contract. The contracts may have different charges that could affect their subaccounts’ performance, and they may offer different benefits.

CONDENSED FINANCIAL INFORMATION

MONY LIFE INSURANCE COMPANY

MONY VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES

	Unit Value			Units Outstanding
Option 1	Dec. 31, 2003	Inception		Dec. 31, 2003

Aim V.I. Basic Value Subaccount	$12.94	$	N/A	69

Aim V.I. Mid Cap Core Equity Subaccount	N/A		N/A	N/A

Alger American Balanced Subaccount	11.90		N/A	310

Alger American MidCap Subaccount	14.68		N/A	117

Dreyfus IP Small Cap Stock Index Subaccount	N/A		N/A	N/A

Enterprise Deep Value Subaccount	N/A		N/A	N/A

Enterprise Equity Income Subaccount	N/A		10.00	N/A

Enterprise Global Socially Responsive Subaccount	N/A		N/A	N/A

Enterprise Growth and Income Subaccount	13.02		N/A	407

Enterprise Growth Subaccount	N/A		10.00	N/A

Enterprise Managed Subaccount	N/A		N/A	N/A

Enterprise Mergers & Acquisitions Subaccount	10.97		N/A	78

Enterprise Multi-Cap Growth Subaccount	13.18		N/A	96

Enterprise Short Duration Bond	N/A		N/A	N/A

Enterprise Small Company Growth Subaccount	N/A		10.00	N/A

Enterprise Small Company Value Subaccount	N/A		N/A	N/A

Enterprise Total Return Subaccount	10.38		N/A	82

Franklin Income Securities Subaccount	N/A		N/A	N/A

Franklin Rising Dividends Securities Subaccount	12.17		N/A	72

Franklin Zero Coupon 2010 Subaccount	N/A		N/A	N/A

INVESCO VIF — Financial Services Subaccount	N/A		N/A	N/A

INVESCO VIF — Health Sciences Subaccount	N/A		N/A	N/A

INVESCO VIF — Telecommunications Subaccount	N/A		N/A	N/A

Janus Aspen Series Capital Appreciation Subaccount	12.09		N/A	109

Janus Aspen Series Flexible Income Subaccount	10.47		10.00	388

Janus Aspen Series International Growth Subaccount	14.03		10.00	44

Lord Abbett Bond-Debenture Subaccount	11.54		10.00	47

Lord Abbett Growth & Income Subaccount	13.30		10.00	642

Lord Abbett Mid-Cap Value Subaccount	12.84		N/A	629

MFS® Mid Cap Growth Subaccount	13.52		N/A	32

MFS® New Discovery Subaccount	N/A		N/A	N/A

MFS® Total Return Subaccount	11.70		N/A	636

MFS® Utilities Subaccount	13.36		N/A	68

MONY Government Securities Subaccount	10.04		10.00	730

MONY Long Term Bond Subaccount	10.34		10.00	393

MONY Money Market Subaccount	9.95		10.00	241

Oppenheimer Global Securities Subaccount	N/A		N/A	N/A

Oppenheimer Main Street® Subaccount	N/A		N/A	N/A

PBHG Mid-Cap Subaccount	13.58		10.00	596

PBHG Select Value Subaccount	N/A		N/A	N/A

PIMCO Global Bond Subaccount	11.10		10.00	326

PIMCO Real Return Subaccount	10.70		10.00	413

PIMCO StocksPLUS Growth & Income Subaccount	13.14		10.00	96

ProFund VP Bear Subaccount	N/A		N/A	N/A

ProFund VP Rising Rates Opportunity Subaccount	9.78		N/A	167

ProFund VP UltraBull Subaccount	14.37		N/A	33

Van Kampen UIF Emerging Markets Equity Subaccount	N/A		N/A	N/A

Van Kampen UIF Global Value Equity Subaccount	N/A		10.00	N/A

Van Kampen UIF U.S. Real Estate Subaccount	13.98		10.00	123

CONDENSED FINANCIAL INFORMATION

MONY LIFE INSURANCE COMPANY

MONY VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES

	Unit Value				Units Outstanding
Option 2	Dec. 31, 2003		Inception		Dec. 31, 2003

Aim V.I. Basic Value Subaccount	$	N/A	$	N/A	N/A

Aim V.I. Mid Cap Core Equity Subaccount		N/A		N/A	N/A

Alger American Balanced Subaccount		N/A		N/A	N/A

Alger American MidCap Subaccount		N/A		N/A	N/A

Dreyfus IP Small Cap Stock Index Subaccount		N/A		N/A	N/A

Enterprise Deep Value Subaccount		N/A		N/A	N/A

Enterprise Equity Income Subaccount		N/A		10.00	N/A

Enterprise Global Socially Responsive Subaccount		N/A		N/A	N/A

Enterprise Growth and Income Subaccount		N/A		N/A	N/A

Enterprise Growth Subaccount		N/A		10.00	N/A

Enterprise Managed Subaccount		N/A		N/A	N/A

Enterprise Mergers & Acquisitions Subaccount		N/A		N/A	N/A

Enterprise Multi-Cap Growth Subaccount		N/A		N/A	N/A

Enterprise Short Duration Bond		N/A		N/A	N/A

Enterprise Small Company Growth Subaccount		N/A		10.00	N/A

Enterprise Small Company Value Subaccount		12.22		N/A	66

Enterprise Total Return Subaccount		N/A		N/A	N/A

Franklin Income Securities Subaccount		N/A		N/A	N/A

Franklin Rising Dividends Securities Subaccount		N/A		N/A	N/A

Franklin Zero Coupon 2010 Subaccount		N/A		N/A	N/A

INVESCO VIF — Financial Services Subaccount		N/A		N/A	N/A

INVESCO VIF — Health Sciences Subaccount		N/A		N/A	N/A

INVESCO VIF — Telecommunications Subaccount		N/A		N/A	N/A

Janus Aspen Series Capital Appreciation Subaccount		N/A		N/A	N/A

Janus Aspen Series Flexible Income Subaccount		N/A		10.00	N/A

Janus Aspen Series International Growth Subaccount		N/A		10.00	N/A

Lord Abbett Bond-Debenture Subaccount		N/A		10.00	N/A

Lord Abbett Growth & Income Subaccount		11.47		10.00	71

Lord Abbett Mid-Cap Value Subaccount		N/A		N/A	N/A

MFS® Mid Cap Growth Subaccount		N/A		N/A	N/A

MFS® New Discovery Subaccount		N/A		N/A	N/A

MFS® Total Return Subaccount		N/A		N/A	N/A

MFS® Utilities Subaccount		N/A		N/A	N/A

MONY Government Securities Subaccount		N/A		10.00	N/A

MONY Long Term Bond Subaccount		N/A		10.00	N/A

MONY Money Market Subaccount		N/A		10.00	N/A

Oppenheimer Global Securities Subaccount		12.44		N/A	33

Oppenheimer Main Street® Subaccount		11.39		N/A	71

PBHG Mid-Cap Subaccount		N/A		10.00	N/A

PBHG Select Value Subaccount		N/A		N/A	N/A

PIMCO Global Bond Subaccount		N/A		10.00	N/A

PIMCO Real Return Subaccount		N/A		10.00	N/A

PIMCO StocksPLUS Growth & Income Subaccount		11.39		10.00	71

ProFund VP Bear Subaccount		N/A		N/A	N/A

ProFund VP Rising Rates Opportunity Subaccount		N/A		N/A	N/A

ProFund VP UltraBull Subaccount		12.76		N/A	33

Van Kampen UIF Emerging Markets Equity Subaccount		N/A		N/A	N/A

Van Kampen UIF Global Value Equity Subaccount		N/A		10.00	N/A

Van Kampen UIF U.S. Real Estate Subaccount		N/A		10.00	N/A

CONDENSED FINANCIAL INFORMATION

MONY LIFE INSURANCE COMPANY

MONY VARIABLE ACCOUNT A

ACCUMULATION UNIT VALUES

	Unit Value			Units Outstanding
Option 3	Dec. 31, 2003	Inception		Dec. 31, 2003

Aim V.I. Basic Value Subaccount	$11.48	$	N/A	3,843

Aim V.I. Mid Cap Core Equity Subaccount	11.16		N/A	5,431

Alger American Balanced Subaccount	10.85		N/A	404

Alger American MidCap Subaccount	12.00		N/A	356

Dreyfus IP Small Cap Stock Index Subaccount	11.94		N/A	253

Enterprise Deep Value Subaccount	11.33		N/A	1,256

Enterprise Equity Income Subaccount	11.71		10.00	3,748

Enterprise Global Socially Responsive Subaccount	N/A		N/A	N/A

Enterprise Growth and Income Subaccount	11.47		N/A	2,777

Enterprise Growth Subaccount	10.66		10.00	2,269

Enterprise Managed Subaccount	N/A		N/A	N/A

Enterprise Mergers & Acquisitions Subaccount	10.51		N/A	220

Enterprise Multi-Cap Growth Subaccount	N/A		N/A	N/A

Enterprise Short Duration Bond	N/A		N/A	N/A

Enterprise Small Company Growth Subaccount	11.39		10.00	3,403

Enterprise Small Company Value Subaccount	12.19		N/A	1,744

Enterprise Total Return Subaccount	10.25		N/A	2,280

Franklin Income Securities Subaccount	N/A		N/A	N/A

Franklin Rising Dividends Securities Subaccount	N/A		N/A	N/A

Franklin Zero Coupon 2010 Subaccount	10.08		N/A	1,894

INVESCO VIF — Financial Services Subaccount	11.18		N/A	2,135

INVESCO VIF — Health Sciences Subaccount	N/A		N/A	N/A

INVESCO VIF — Telecommunications Subaccount	11.68		N/A	3,087

Janus Aspen Series Capital Appreciation Subaccount	N/A		N/A	N/A

Janus Aspen Series Flexible Income Subaccount	10.22		10.00	50

Janus Aspen Series International Growth Subaccount	12.29		10.00	1,211

Lord Abbett Bond-Debenture Subaccount	10.83		10.00	3,781

Lord Abbett Growth & Income Subaccount	11.44		10.00	992

Lord Abbett Mid-Cap Value Subaccount	N/A		N/A	N/A

MFS® Mid Cap Growth Subaccount	N/A		N/A	N/A

MFS® New Discovery Subaccount	11.68		N/A	3,439

MFS® Total Return Subaccount	N/A		N/A	N/A

MFS® Utilities Subaccount	N/A		N/A	N/A

MONY Government Securities Subaccount	10.01		10.00	1,165

MONY Long Term Bond Subaccount	10.38		10.00	329

MONY Money Market Subaccount	N/A		10.00	N/A

Oppenheimer Global Securities Subaccount	12.41		N/A	465

Oppenheimer Main Street® Subaccount	11.36		N/A	3,733

PBHG Mid-Cap Subaccount	11.86		10.00	959

PBHG Select Value Subaccount	N/A		N/A	N/A

PIMCO Global Bond Subaccount	10.79		10.00	532

PIMCO Real Return Subaccount	10.43		10.00	6,428

PIMCO StocksPLUS Growth & Income Subaccount	11.36		10.00	2,445

ProFund VP Bear Subaccount	N/A		N/A	N/A

ProFund VP Rising Rates Opportunity Subaccount	9.24		N/A	1,829

ProFund VP UltraBull Subaccount	12.73		N/A	16,876

Van Kampen UIF Emerging Markets Equity Subaccount	12.65		N/A	997

Van Kampen UIF Global Value Equity Subaccount	N/A		10.00	N/A

Van Kampen UIF U.S. Real Estate Subaccount	11.25		10.00	720

DETAILED INFORMATION ABOUT THE COMPANY

AND MONY VARIABLE ACCOUNT A

MONY Life Insurance Company

MONY Life Insurance Company issues the Contract. In this prospectus MONY Life Insurance Company is called the “Company”. The Company is a stock life insurance company organized in the State of New York. The Company is currently licensed to sell life insurance and annuities in 50 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. The Company is obligated to pay all amounts promised under the Contract.

The principal offices of the Company are located at 1740 Broadway, New York, New York 10019. The Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 as The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company.

On September 17, 2003, MONY Group Inc. (“MONY Group”), the ultimate parent of the Company, entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”) and AIMA Acquisition Co., which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

MONY Variable Account A

MONY Variable Account A is a separate investment account of the Company. Presently, only purchase payments for individual flexible payment variable annuity contracts are permitted to be allocated to MONY Variable Account A. The assets in MONY Variable Account A are kept separate from the General Account assets and other separate accounts of the Company.

The Company owns the assets in MONY Variable Account A. The Company is required to keep assets in MONY Variable Account A that equal the total market value of the contract liabilities funded by MONY Variable Account A. Realized or unrealized income gains or losses of MONY Variable Account A are credited or charged against MONY Variable Account A assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the contracts are assets of MONY Variable Account A. MONY Variable Account A assets are not chargeable with liabilities of the Company’s other businesses. The assets of the Variable Account A are, however, with the prior approval of the New York Insurance Department, available to cover the liabilities of our general account to the extent that the assets of the Variable Account A exceed the liabilities of the contracts supported by it.

MONY Variable Account A was authorized by the Board of Directors of the Company and established under New York law on November 28, 1990. MONY Variable Account A is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”) as a unit investment trust. A unit investment trust is a type of investment company. For state law purposes, MONY Variable Account A is treated as a part or division of the Company.

MONY Variable Account A is divided into subdivisions called subaccounts. Each subaccount invests only in shares of a designated portfolio of the Funds. For example, the Long Term Bond Subaccount invests solely in shares of the MONY Series Fund, Inc. Long Term Bond Portfolio. These portfolios serve only as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. Income and realized and unrealized gains or losses from assets of each subaccount are credited to or charged against that subaccount without regard to income, gains or losses in the other subaccounts, our general account, or any other separate accounts. We reserve the right to credit or charge a subaccount in a different manner if required, or appropriate, by reason of a change in the law. In the future, the Company may establish additional subaccounts or eliminate subaccounts of MONY Variable Account A if marketing needs, tax conditions, or investment conditions warrant. Future subaccounts may invest in other portfolios of the Funds or in other securities as permitted by applicable law. Any new subaccounts may be made available to existing Contracts on a basis to be determined by us. If any of these changes are made, we may, by appropriate endorsement, change the Contract to reflect the change.

THE FUNDS

Each available subaccount of MONY Variable Account A will invest only in the shares of the Funds. There is a separate subaccount which corresponds to each portfolio of a Fund offered under the Contract.

The Funds (except for Janus Aspen Series Capital Appreciation Portfolio) are diversified, open-end management investment companies. The Janus Aspen Series Capital Appreciation Portfolio is a non-diversified, open-end management investment company. A nondiversified Fund may hold a larger position in a smaller number of securities than a diversified Fund. This means that a single security’s increase or decrease in value may have a greater impact on the return and net asset value of a non-diversified Fund than a diversified Fund. The Funds are registered with the SEC under the 1940 Act. The Funds, or any of them, may withdraw from sale any or all the respective portfolios as allowed by applicable law.

Not all Funds may be available in all markets.

The following table lists the subaccounts of MONY Variable Account A that are available to you, their respective types and the names of the portfolio investment adviser and sub-advisers, as applicable. Before you choose a subaccount to which to allocate your Net Purchase Payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet their objectives. We do not guarantee any minimum value for amounts allocated to MONY Variable Account A. You bear the investment risk of investing in the portfolios. You should know that during extended periods of low interest rates, the yields of the MONY Money Market subaccount may also become extremely low and possibly negative.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

AIM VARIABLE INSURANCE FUNDS — Series I

AIM V.I. Basic Value Subaccount	Large Value	A I M Advisors, Inc.

AIM V.I. Mid Cap Core Equity Subaccount	Mid-Cap Blend	A I M Advisors, Inc.

INVESCO VIF — Financial Services Subaccount	Specialty-Financial	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

INVESCO VIF — Health Sciences Subaccount	Specialty-Health	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

INVESCO VIF — Technology Subaccount (Effective 4/30/04, assets of INVESCO-VIF Telecommunications Fund were transferred to INVESCO-VIF Technology Fund)	Specialty-Technology	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

THE ALGER AMERICAN FUND — Class 0

Alger American Balanced Subaccount	Moderate Allocation	Fred Alger Management, Inc.

Alger American MidCap Growth Subaccount	Mid-Cap Growth	Fred Alger Management, Inc.

DREYFUS INVESTMENT PORTFOLIOS — Service

Dreyfus IP Small Cap Stock Index Subaccount	Small Growth	The Dreyfus Corporation

ENTERPRISE ACCUMULATION TRUST

Enterprise Deep Value Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Wellington Management, LLP)

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

Enterprise Equity Income Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Boston Advisors, Inc.)

Enterprise Global Socially Responsive Subaccount	World Stock	Enterprise Capital Management, Inc. (subadvised by Rockefeller & Co., Inc.)

Enterprise Growth Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by Montag & Caldwell, Inc.)

Enterprise Growth and Income Subaccount	Large Blend	Enterprise Capital Management, Inc. (subadvised by UBS Global Asset Management (Americas) Inc.)

Enterprise Managed Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Wellington Management Company, LLP)

Enterprise Mergers and Acquisitions Subaccount	Mid-Cap Blend	Enterprise Capital Management, Inc. (subadvised by GAMCO Investors, Inc.)

Enterprise Multi-Cap Growth Subaccount	Mid-Cap Growth	Enterprise Capital Management, Inc. (subadvised by Fred Alger Management Inc.)

Enterprise Short Duration Bond Subaccount	Intermediate-Term Bond	Enterprise Capital Management, Inc. (subadvised by MONY Capital Management, Inc.)

Enterprise Small Company Growth Subaccount	Small Growth	Enterprise Capital Management, Inc. (subadvised by William D. Witter, Inc.)

Enterprise Small Company Value Subaccount	Small Value	Enterprise Capital Management, Inc. (subadvised by Gabelli Asset Management Company)

Enterprise Total Return Subaccount	Intermediate-Term Bond	Enterprise Capital Management, Inc. (subadvised by Pacific Investment Management Company, LLP)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST — Class 2

Franklin Income Securities Subaccount	Conservative Allocation	Franklin Advisers, Inc.

Franklin Rising Dividends Securities Subaccount	Mid-Cap Value	Franklin Advisory Services, LLC

Franklin Zero Coupon 2010 Subaccount	Long-Term Bond	Franklin Advisers, Inc.

JANUS ASPEN SERIES — Service

Janus Aspen Series Capital Appreciation Subaccount	Large Growth	Janus Capital Management LLC

Janus Aspen Series Flexible Income Subaccount	Multisector Bond	Janus Capital Management LLC

Janus Aspen Series International Growth Subaccount	Foreign Stock	Janus Capital Management LLC

LORD ABBETT SERIES FUND — Class VC

Lord Abbett Bond-Debenture Subaccount	High Yield Bond	Lord, Abbett & Co. LLC

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

Lord Abbett Growth and Income Subaccount	Large Value	Lord, Abbett & Co. LLC

Lord Abbett Mid-Cap Value Subaccount	Mid-Cap Value	Lord, Abbett & Co. LLC

MFS® VARIABLE INSURANCE TRUSTSM — Initial Class

MFS® Mid Cap Growth Subaccount	Mid-Cap Growth	Massachusetts Financial Services Company

MFS® New Discovery Subaccount	Small Growth	Massachusetts Financial Services Company

MFS® Total Return Subaccount	Domestic Hybrid	Massachusetts Financial Services Company

MFS® Utilities Subaccount	Specialty-Utilities	Massachusetts Financial Services Company

MONY SERIES FUND, INC.

MONY Government Securities Subaccount	Short Government	MONY Life Insurance Company of America

MONY Long Term Bond Subaccount	Long-Term Bond	MONY Life Insurance Company of America

MONY Money Market Subaccount	Money Market	MONY Life Insurance Company of America

OPPENHEIMER VARIABLE ACCOUNT FUNDS — Service

Oppenheimer Global Securities Subaccount	World Stock	OppenheimerFunds, Inc.

Oppenheimer Main Street® Subaccount	Large Blend	OppenheimerFunds, Inc.

PBHG INSURANCE SERIES FUND

PBHG Mid-Cap Subaccount	Mid-Cap Value	Pilgrim Baxter & Associates, Ltd.

PBHG Select Value Subaccount	Large Value	Pilgrim Baxter & Associates, Ltd.

PIMCO VARIABLE INSURANCE TRUST — Administrative

PIMCO Global Bond Subaccount (Unhedged)	World Bond	Pacific Investment Management Company LLC

PIMCO Real Return Subaccount	Intermediate-Term Bond	Pacific Investment Management Company LLC

PIMCO StocksPLUS Growth and Income Subaccount	Large Blend	Pacific Investment Management Company LLC

PROFUNDS

ProFund VP Bear Subaccount	Bear Market	ProFund Advisors

ProFund VP Rising Rates Subaccount	Bear Market	ProFund Advisors

ProFund VP UltraBull	Large Blend	ProFund Advisors

THE UNIVERSAL INSTITUTIONAL FUNDS, INC. — Share Class I

Van Kampen UIF Emerging Markets Equity Subaccount	Diversified Emerging Markets	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” is the investment adviser to The Universal Institutional Funds, Inc.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

Van Kampen UIF Global Value Equity Subaccount	World Stock	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” is the investment adviser to The Universal Institutional Funds, Inc. (subadvised by Morgan Stanley Investment Management Limited)

Van Kampen UIF U.S. Real Estate Subaccount	Speciality-Real Estate	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” is the investment adviser to The Universal Institutional Funds, Inc.

Each Owner should periodically review their allocation of Purchase Payments and Fund Value among the subaccounts in light of their current objectives, the current market conditions, and the risks of investing in each of the Funds’ various portfolios. A full description of the objectives, policies, restrictions, risks and expenses for each of the Funds’ portfolios can be found in the prospectus for each of the Funds.

Purchase of Portfolio Shares by MONY Variable Account A

MONY Variable Account A will buy and redeem shares from the Funds at net asset value. Shares will be redeemed when needed for the Company to:

•	Collect charges under the Contracts.

•	Pay Cash Value on full surrenders of the Contracts.

•	Fund partial surrenders.

•	Provide benefits under the Contracts.

•	Transfer assets among the subaccounts of MONY Variable Account A as requested by Owners.

Any dividend or capital gain distribution received from a portfolio of a Fund will be:

•	Reinvested immediately at net asset value in shares of that portfolio.

•	Kept as assets of the corresponding subaccount.

Cash Value — The Contract’s Fund Value, less (1) any applicable Surrender Charge, (2) any outstanding debt, and (3) any applicable annual Contract charge.

Shares of the Funds are not sold directly to the general public. They are sold to the Company, and may be sold to other insurance companies that issue variable annuity and variable life insurance contracts. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance company separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding. Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict.

The Boards of Directors or Trustees of each of the Funds monitors the respective Fund for the existence of material irreconcilable conflict between the interests of variable annuity Owners and variable life insurance

Owners. The Boards shall report any such conflict to the boards of the Company and its affiliates. The Boards of Directors of the Company and its affiliates have agreed to be responsible for reporting any potential or existing mixed and shared funding conflicts to the Directors and Trustees of each of the relevant Funds. The Boards of Directors of the Company and its affiliates will remedy any conflict at their own cost. The remedy may include establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

The Company has entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of MONY Variable Account A and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisers or distributors. They range from 25 basis points to 40 basis points. These agreements reflect administrative services we provide. The amounts we receive may be significant.

In addition, the Company will receive 12b-1 fees deducted from certain portfolio assets attributable to the Contracts for providing shareholder support services to some of the portfolios. Because the 12b-1 fees are paid out of a portfolio’s assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.

DETAILED INFORMATION ABOUT THE CONTRACT

The Fund Value in MONY Variable Account A provides many of the benefits of your Contract. The information in this section describes the benefits, features, charges and major provisions of the Contract and the extent to which those depend upon the Fund Value, particularly the Fund Value in MONY Variable Account A. There may be differences in your Contract such as differences in fees, charges, and benefits because of the state where we issued your Contract. We will include any such differences in your Contract.

Payment and Allocation of Purchase Payments

Issue Ages

The issue ages for the three benefit option packages available under the Contract vary as per the table below. The maximum issue age of the Annuitant for Option 1 is 85. The maximum issue age of the Annuitant for Option 2 and Option 3 is 79.

	Option 1	Option 2	Option 3

Issue Ages	0-85	0-79	0-79

Issuance of the Contract

Individuals who want to buy a Contract must:

(1)  Complete an application;

(2)  Personally deliver the application to

(a)  a licensed agent of the Company who is also a registered representative of the principal underwriter for the Contracts, MONY Securities Corporation (“MSC”), or

(b) a licensed agent who is also a registered representative of a broker dealer which had been authorized by MSC to sell the Contract;

(3)  Pay the minimum initial Purchase Payment.

If we receive a completed application and all other information necessary for processing a purchase order at our Operations Center, we will apply your initial Purchase Payment no later than two Business Days after we receive the order. While attempting to finish an incomplete application, we may hold your initial Purchase Payment for no more than five Business Days. If an incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your Purchase Payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial Purchase Payment within two Business Days. We will apply any additional premium payments you make on the Business Day we receive them at our Operations Center. Please note that if you submitted your purchase payment to your agent, we will not begin processing the purchase payment until we have received it from your agent’s selling firm.

The Contract may be used with certain tax qualified plans. The Contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this Contract does not provide additional tax deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Contract, you should purchase it for its death benefit, annuity benefits, and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

The minimum initial Purchase Payment for individuals varies depending upon the use of the Contract and the method of purchase. The chart below shows the minimum initial Purchase Payment for each situation.

Use of Contract or Method of Making Purchase Payment	Minimum Initial Purchase Payment

Individual retirement accounts and annuities under Section 408 of the Code (other than Simplified Employee Pensions).	$2,000

Non-Qualified Plans.	$10,000

H.R. 10 plans (self-employed individuals’ retirement plans under 401 or 403(c) of the Code), certain corporate or association retirement plans, Simplified Employee Pensions under Section 408 and 408A of the Code.	$600

Annuity purchase plans sponsored by certain tax-exempt organizations, governmental entities and deferred compensation plans under Section 457 of the Code.	$600

Payroll deduction and automatic checking account withdrawal plans.	Annualized rate of $600 (i.e., $600 per year, $300 semiannually, $150 quarterly or $50 per month)

Government Allotment Plans	$50 per month

Government Allotment Plans — Payroll deduction plans used for financial products by government employees.

Additional Purchase Payments may be made at any time — before the annuity starting date as long as the Annuitant is living. However, for certain automatic payment plans, the smallest additional payment is $50.

The Company reserves the right to revise its rules from time to time to specify different minimum Purchase Payments. In addition, the prior approval of the Company is needed before it will accept a Purchase Payment if, with that Payment:

(1)  Cumulative Purchase Payments made under any one or more Contracts held by the Owner, less

(2)  The amount of any prior partial surrenders and their Surrender Charges exceed $1,500,000.

The Company reserves the right to reject an application for any reason permitted by law.

Effective Date — The date the contract begins as shown in the Contract.

Net Purchase Payments received before the Effective Date will be held in the Company’s General Account and will be credited with interest at not less than 3.0% per year if:

(1)  The Contract is issued by the Company, and

(2)  The Contract is delivered to the Owner.

No interest will be paid if the Contract is not issued or if it is declined by the Owner.

These amounts will be held in the General Account pending end of the Right to Return Contract Period. (See below.) Interest will be credited on amounts held in the General Account beginning on the date the amounts are received. Amounts are received on the day of actual receipt at the Company’s Operations Center.

Tax-Free ‘Section 1035’ Exchanges

The Owner can generally exchange one, or a portion of one, annuity contract for another in a ‘tax-deferred exchange’ under Section 1035 of the Internal Revenue Code. Before making the exchange, the Owner should compare both contracts carefully. Remember that if you exchange another contract for the one, or part of one, described in this prospectus, you might have to pay a Surrender Charge on the old contract. There will be a new Surrender Charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, the Owner may have to pay federal income tax, and penalty taxes on the exchange. The Owner should not exchange another contract for this one unless he or she determines, after knowing all the facts, that the exchange is in the Owner’s best interest and not just better for the person trying to sell the Owner this Contract (that person will generally earn a commission if the Owner buys this Contract through an exchange or otherwise).

Right to Return Contract Provision

The Owner may return the Contract during the Right to Return Contract Period (usually within 10 days, or any longer period if required by applicable state law) of the delivery date. The Contract must be returned to the Company or any agent of the Company. When the Company receives the Contract, it will be voided as if it were never in effect. The amount to be refunded is equal to the greater of Fund Value or all Purchase Payments received by the Company less any partial surrenders you made, and is calculated on the Business Day the Company receives the returned Contract.

Allocation of Payments and Fund Value

Allocation of Payments.    On the application, the Owner may allocate Net Purchase Payments to any of the available subaccounts of MONY Variable Account A.

Net Purchase Payments will earn 3.0% annual interest until the Right to Return Contract Period expires (See “Right to Return Contract Provision” above.) After the Right to Return Contract Period has expired, the value of

Net Purchase Payments allocated to the subaccounts will automatically be transferred to MONY Variable Account A subaccount(s) according to the Owner’s percentage allocation.

After the Right to Return Contract Period, under a non-automatic payment plan, if the Owner does not:

(1)  Specify the amount to be allocated among subaccounts, or

(2)  Specify the percentage to be allocated among subaccounts, or

(3)  The amount or percentage specified is incorrect or incomplete,

the Net Purchase Payments will be allocated under the Owner’s most recent instructions on record with the Company. The percentage specified must not be less than 5% of the Net Purchase Payment. Allocation percentages must total 100%. For automatic payment plans, Net Purchase Payments will be allocated according to the Owner’s most recent instructions on record.

The Owner may change the specified allocation formula for future Net Purchase Payments at any time without charge by sending written notification to the Company at the Operations Center. Prior allocation instructions may also be changed by telephone, facsimile or via the web subject to the rules of the Company and its right to terminate telephone allocation. The Company reserves the right to deny any telephone, facsimile or via the web allocation request. See “Telephone/Fax/Web Transactions.” Any such change, whether made in writing or by telephone, will be effective on the Business Day that we receive that notice, in accordance with the requirements of state insurance departments and the Investment Company Act of 1940.

Calculating Unit Values for Each Subaccount

When allocated Net Purchase Payments are received they are credited to subaccounts of MONY Variable Account A in the form of units. The number of units is determined by dividing the dollar amount allocated to a particular subaccount by the unit value for that subaccount for the Business Day on which the Purchase Payment is received.

The unit value of each subaccount on its first Business Day was set at $10.00. To determine the unit value of a subaccount on any later Business Day, the Company takes the prior Business Day’s unit value and multiplies it by the Net Investment Factor for the current Business Day. The Net Investment Factor is used to measure the investment performance of a subaccount from one Business Day to the next. The Net Investment Factor for each subaccount equals:

(1)  the net asset value per share of each Fund held in the subaccount at the end of the current Business Day; divided by

(2)  the net asset value per share of each Fund held in the subaccount at the end of the prior Business Day; minus

(3)  the daily mortality and expense risk charge and any other applicable charges adjusted for the number of days in the period.

The unit value of these subaccounts may increase, decrease or remain the same from Business Day to Business Day. The unit value depends on the investment performance of the portfolio of the Fund in which the subaccount invests and any expenses and charges deducted from MONY Variable Account A. The Owner bears the entire investment risk. Owners should periodically review their allocations of payments and value in light of market conditions and overall financial planning requirements.

Calculation of Fund Value

The Contract’s Fund Value will reflect:

•	The investment performance of the selected subaccount(s) of MONY Variable Account A.

•	Any Net Purchase Payments.

•	Any transfer charges.

•	Any partial surrenders.

•	Any outstanding debt.

•	All Contract charges (including surrender charges) imposed.

There is no guaranteed minimum Fund Value. Because a Contract’s Fund Value at any future date will be dependent on a number of variables, it cannot be predetermined.

The Fund Value will be computed first on the Effective Date and thereafter on each Business Day. On the Effective Date, the Contract’s Fund Value will be the Net Purchase Payments received before the Effective Date plus any interest credited on those Payments during the period when Net Purchase Payments are held in the General Account. (See “Issuance of the Contract”.)

After amounts allocated to the subaccounts are transferred from the General Account to MONY Variable Account A, on each Business Day, the Contract’s Fund Value will be computed as follows:

(a)  Determine the Fund Value in each subaccount on that Day (as described above).

(b)  Total the Fund Value in each subaccount on that Day.

(c)  Add any amounts in the Loan Account on that Day, if applicable.

(d)  Add any interest credited on that Day on the amounts in (c)

(e)  Add any net Purchase Payments received on that Day.

(f)  Deduct any transfer charges on that Day.

(g)  Deduct any partial surrender (including any surrender charge) made on that Day.

(h)  Deduct any Annual Contract Charge assessed on that Day.

Regarding (a) above, for each subaccount we multiply the number of Units credited to that subaccount by its Unit value on that Day. The multiplication is done BEFORE the purchase or redemption of any Units on that Day

If a transaction would ordinarily require that the Contract’s Fund Value be computed for a day that is not a Business Day, the next following Business Day will be used.

Transfers.    You may transfer the value of the Contract among the subaccounts after the Right to Return Contract Period has expired by sending a proper written request to the Company’s Operations Center. Transfers may be made by telephone, facsimile or via the web if proper authorization has been received at the Company’s Operations Center. See “Telephone/Fax/Web Transactions.” Transfers will be executed at the net asset value next calculated by the Company if the transfer instruction is received before 4:00 P.M. (Eastern Time) on a day on which the New York Stock Exchange is open for business. If the New York Stock Exchange is not open for business on the day of receipt, the transfer instruction will be executed at the net asset value calculated at the close of business on the first day thereafter on which the New York Stock Exchange is open for business. See “Allocations of Payments and Fund Value”. Currently, there are no limitations on the number of transfers between subaccounts.

Transfers may be postponed for any period during which

(1)  the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2)  trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3)  an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

A transfer charge is not currently imposed on transfers. (See “Charges Against Fund Value — Transfer Charge”.) However, the Company reserves the right to impose a charge which will not exceed $25 per transfer after the first twelve transfers in any Contract Year. If imposed the charge will be deducted from the first subaccount(s) you designate funds to be transferred from. This charge is in addition to the amount transferred. All transfers in a single request are treated as one transfer transaction. Transfers under the Dollar Cost Averaging, Dollar Cost Averaging Plus, Auto Rebalancing and the Asset Allocation programs are not counted toward any limitation on free transfers. A transfer resulting from the first reallocation of Fund Value at the end of the Right to Return Contract Period will not be subject to a transfer charge. Under present law, transfers are not taxable transactions.

Contract Year — Any period of twelve (12) months commencing with the Effective Date and each Contract Anniversary thereafter.

Contract Anniversary — An anniversary of the Effective Date of the Contract.

The Contract and the Funds are not designed for professional “market timing” organizations or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of the Funds. These kinds of strategies and transfer activities are disruptive to the Funds in which the Variable Account invests.

Subject to state approval, we reserve the right to limit the number of transfers in any Contract Year or to refuse any transfer request for an Owner if:

(a)	we believe that excessive trading or a specific transfer request or group of transfer requests may have a detrimental affect on unit values or share prices of the Fund portfolios; or

(b)	we are informed by one or more of the Funds that the purchase or redemption of Fund shares must be rejected because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental affect on share prices of the Fund portfolios.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Owners.

We do not allow exceptions to our market timing policies.

Transfers by Third Parties.    As a general rule and as a convenience to Owners, the Company allows an Owner to give a third party the right to effect transfers on the Owner’s behalf. However, when the same third party possesses this ability on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Fund Value. Such transfers can disrupt the orderly management of the portfolios underlying the Contract, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. The Company believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds underlying the Contracts, and the management of the Funds share this position. Therefore, the Company may limit or disallow transfers made by a third party. In instances where the Company identifies a pattern of activity by a third party which may be disadvantageous to the other Owners, the Company will contact third parties in writing to advise them that any such future activity will be disallowed. The Company will mail notification to the Owner within one Business Day if it does not execute a transfer.

The limitations on transfers by third parties do not, however, prevent Owners from making their transfer requests.

Telephone/Facsimile/Web Transactions

Prior allocation instructions may be changed or transfers requested by telephone, fax or via the web subject to the Company’s rules and the Company’s right to modify or terminate the telephone/fax/web privilege. The

Company reserves the right to deny any telephone, fax or web request. If the Company does not execute a telephone, fax or web transfer request, the Company will mail notification to the Owner within one Business Day. The Company may also notify the Owner by the means it received the transfer request if the Company does not execute that request. For example, if a transfer request is received by a telephone call, the Company in general will notify the Owner by a telephone call that the request was not processed.

If all telephone lines are busy or the internet is not available (for example, during periods of substantial market fluctuations), Owners may be unable to request telephone, fax or web allocation changes or transfers by telephone, fax or web. In such cases, an Owner would submit a written request.

The Company has adopted rules relating to changes of allocations by telephone, fax or web which, among other things, outlines procedures designed, and which the Company believes are reasonable, to prevent unauthorized instructions. If these procedures are followed:

(1)  The Company shall not be liable for any loss as a result of following fraudulent telephone, fax or web instructions; and

(2)  The Owner will, therefore, bear the entire risk of loss due to fraudulent telephone, fax or web instructions.

A copy of the rules and the Company’s form for electing telephone, fax or web allocation and transfer privileges is available from licensed agents of the Company who are registered representatives by calling 1-800-487-6669. The telephone, fax or web allocation and transfer privileges may also be elected by completing the telephone, fax or web authorization. The Company’s form or a Contract application with the telephone, fax or web authorization completed must be signed and received at the Company’s Operations Center before telephone, fax or web allocation instructions will be accepted.

Special Note on Reliability.    Please note that the internet or our telephone system may not always be available. Any system, whether it is yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transactions by writing our Operations Center.

Other Available Features

Dollar Cost Averaging (DCA) Program.    Dollar cost averaging is an investment strategy whereby fixed dollar amounts of an investment are purchased at regular intervals regardless of price. The minimum amount that may be allocated to the DCA Program is $5,000. Amounts allocated to the DCA Program are allocated to the MONY Money Market Subaccount. Each month or each quarter (as selected by the Owner), amounts are transferred from the MONY Money Market Subaccount into one of the other subaccounts as chosen by the Owner. Transfers will be processed until the amounts allocated to the DCA Program are exhausted, or the Owner instructs the Company in writing to stop the transfers.

The DCA Program may be selected at any time.

The DCA Program neither ensures a profit nor guarantees against a loss in a declining market.

Dollar Cost Averaging Plus (DCA+) Program.    The DCA+ Program is also a program whereby fixed dollar amounts of an investment are purchased at regular intervals regardless of price. Amounts allocated to the DCA+ Program are allocated to the General Account and earn a rate of interest that is declared monthly by the Company based on prevailing fixed investment yields in the General Account. Unlike the DCA Program where amounts are allocated to the MONY Money Market Subaccount and earn the rate of interest applicable to such Subaccount until the amounts are exhausted, the DCA+ Program allows an Owner to earn a specified rate of interest for a specific time period on amounts allocated to the DCA+ Program. Please remember, however, that the interest credited is on a declining amount of Fund Value participating in the program.

The amounts allocated to the DCA+ Program are transferred automatically every month or quarter over a stated period of time to the subaccounts selected by the Owner. Transfers will be processed until the amounts allocated to the DCA+ Program are exhausted, or the Owner instructs the Company to immediately transfer remaining amounts to the subaccounts selected.

The minimum amount that may be allocated to the DCA+ Program is $5,000.

The DCA+ Program may only be elected at time of issue.

The DCA+ Program neither ensures a profit nor guarantees against a loss in a declining market.

Auto Rebalancing Program.    The Auto Rebalancing Program allows an Owner to reallocate amounts held in the subaccounts to match a predetermined allocation. The Fund Value will automatically be reallocated quarterly, semi-annually or annually as selected by the Owner.

The Auto Account Rebalancing Program neither ensures a profit nor guarantees against a loss in a declining market.

Asset Allocation Program.    The Asset Allocation Program can help an Owner determine what type of investor they are and provides information to an Owner as to the allocation of Purchase Payments among the subaccounts. An Owner may choose to participate in the program by completing a questionnaire that will help determine an appropriate asset allocation strategy. An Owner’s financial needs, investment time horizon and risk tolerance are matched with a suitable diversified portfolio model. To complete the process, an Owner may allocate Purchase Payments according to the allocations that correspond to the specific model portfolios. There is no assurance that your participation in the asset allocation program will achieve your investment objectives.

There is no charge for the Dollar Cost Averaging, Dollar Cost Averaging Plus, Auto Rebalancing and the Asset Allocation programs. The Company reserves the right to modify or discontinue any of these programs.

Termination of the Contract

The Contract will remain in effect until the earlier of

(1)  the date the Contract is surrendered in full,

(2)  the date annuity payments start,

(3)  the Contract Anniversary on which, after deduction for any Annual Contract Charge then due, no Fund Value in the subaccounts remains in the Contract, or

(4)  the date the Death Benefit is payable under the Contract.

SURRENDERS

The Owner may elect to make a surrender of all or part of the Contract’s Fund Value provided it is:

•	On or before the annuity payments start, and

•	During the lifetime of the Annuitant.

Any such election shall specify the amount of the surrender. The surrender will be effective on the date a proper written request is received by the Company at its Operations Center.

The amount of the surrender may be equal to the Contract’s Cash Value, which is its Fund Value less

(1)  any applicable Surrender Charge,

(2)  any applicable Annual Contract Charge, and

(3)  any outstanding debt.

The Surrender may also be for a lesser amount (a “partial surrender”). Requested partial surrenders that would leave a Fund Value of less than $1,000 are treated and processed as a full surrender. In such case, the entire Cash Value will be paid to the Owner. For a partial surrender, any Surrender Charge will be in addition to the amount requested by the Owner. A partial surrender may reduce your death benefit proportionately by the same percentage that the surrender (including any Surrender Charge, if applicable) reduced Fund Value.

A surrender will result in the cancellation of units as chosen by the Owner. The aggregate value of the surrender will be equal to the dollar amount of the surrender plus, if applicable, any Surrender Charge and any applicable Annual Contract Charge. For a partial surrender, the Company will cancel units of the particular subaccounts under the allocation specified by the Owner. The unit value will be calculated as of the end of the Business Day the surrender request is received. Allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages (totaling 100%). At least 5% of the partial surrender must be allocated to any subaccount designated by the Owner. The request will not be accepted if

•	there is insufficient Fund Value in a subaccount to provide for the requested allocation against it,

•	the request does not comply with the requirements set forth above, or

•	you do not specify an allocation.

Any surrender charge and Annual Contract Charge will be allocated against each subaccount in the same proportion that each allocation bears to the total amount of the partial surrender.

The amount of any surrender, death benefit or transfer payable from MONY Variable Account A will be paid in accordance with the requirements of the Investment Company Act of 1940. However, the Company may be permitted to postpone such payment under the 1940 Act. Postponement is currently permissible only for any period during which

(1)  the New York Stock Exchange is closed other than customary weekend and holiday closings, or

(2)  trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or

(3)  an emergency exists as a result of which disposal of securities held by the Fund is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Fund.

The Owner may elect to have the amount of a surrender settled under one of the Settlement Options of the Contract. (See “Annuity Provisions”.)

We will pay interest on the amount surrendered at a rate of not less than 2 3/4% per year if the amount of such interest is $25 or more and payment is not mailed or delivered by us within ten Business Days of our receipt of the request for a surrender. Any interest will be payable from the date we receive the request to the date of payment.

Contracts offered by this prospectus may be issued in connection with retirement plans meeting the requirements of certain sections of the Internal Revenue Code. Owners should refer to the terms of their particular retirement plan for any limitations or restrictions on cash surrenders.

The tax results of a surrender should be carefully considered. (See “Federal Tax Status”.)

Please note: If mandated under applicable law, we may be required to reject a Purchase Payment. In addition, we may also be required to block an Owner’s account and thereby refuse to honor any request for transfers, partial surrenders, loans or death benefits until instructions are secured from the appropriate regulator. We may also be required to provide additional information about your account to government regulators.

LOANS

Qualified Contracts issued under an Internal Revenue Code Section 401(k) plan will have a loan provision under which a loan can be taken using the Contract as collateral for the loan. All of the following conditions apply in order for the amount to be considered a loan, rather than a (taxable) partial surrender:

•	The term of the loan must be 5 years or less.

•	Repayments are required at least quarterly and must be substantially level.

•	The loan amount is limited to certain dollar amounts as specified by the Internal Revenue Service (“IRS”).

The Owner (Plan Trustee) must certify that these conditions are satisfied.

In any event, the maximum outstanding loan on a contract is 50% of the Fund Value of the subaccounts. Loans are not permitted before the end of the Right to Return Period. In requesting a loan, the Contract Owner must specify the subaccounts from which Fund Value equal to the amount of the loan requested will be taken. Loan amount requests may be either by amount or percentage. Percentages must be in whole percentages (totaling 100%). At least 5% of the requested loan amount must be allocated to any of the subaccounts specified by the Owner. If the Contract Owner fails to specify subaccounts or if the allocation is incorrect, the request for a loan will be returned to the Contract Owner. The Company shall have the right to payment of any unpaid loan balance from the Loan Account.

Values are transferred to a loan account that earns interest at an annual rate of 3.5%. The annual loan interest rate charged on outstanding loans will be 6%.

Loan repayments must be specifically earmarked as loan repayment and will be allocated to the subaccounts using the most recent payment allocation on record. Otherwise, we will treat the payment as a Net Purchase Payment.

DEATH BENEFIT

Death Benefit Provided by the Contract

The Company will pay a Death Benefit to the Beneficiary if

(1)  the Annuitant dies, and

(2)  the death occurs before the annuity payments start.

If the death of the Annuitant occurs on or after the annuity payments start, no Death Benefit will be payable except as may be provided under the Settlement Option elected.

The Death Benefit depends upon the benefit option package in effect on the date the Annuitant dies. You may not change benefit option packages once you select an option.

Option 1	Option 2	Option 3

The greater of:*

(1) The Fund Value less any outstanding debt on the date due proof of the Annuitant’s death is received by the Company.

or (2) The Purchase Payments paid, reduced proportionately by each partial surrender and any Surrender Charges and less any outstanding debt.**

The greatest of:

(1) The Fund Value less any outstanding debt on the date due proof of the Annuitant’s death is received by the Company.

or (2) The Purchase Payments paid, reduced proportionately by each partial surrender and any Surrender Charges and less any outstanding debt.**

or (3) Step Up Value (see description below)

The greatest of:

(1) The Fund Value less any outstanding debt on the date due proof of the Annuitant’s death is received by the Company.

or (2) The Purchase Payments paid, reduced proportionately by each partial surrender and any Surrender Charges and any less any outstanding debt.**

or (3) Step Up Value (see description below)

*	Depending on your state, for Contracts purchased prior to November 7, 2003, the death benefit is the greater of. (1) The Fund Value less any outstanding debt on the date due proof of the Annuitant’s death is received by the Company, or (2) The Purchase Payments paid, less any partial surrenders and their Surrender Charges and less any outstanding debt.
**	In the calculation of the death benefit, for each partial surrender, the proportionate reduction is equal to the amount of that partial surrender and any Surrender Charge divided by the Fund Value immediately before that partial surrender, multiplied by the Purchase Payments paid before that partial surrender. This calculation of the death benefit applies to contracts issued on or after November 7, 2003.

In general, on the death of an Owner who is not the Annuitant, surrender proceeds are payable.

Step Up Value

On the first Contract anniversary, the Step Up Value is equal to the Fund Value of the Contract. Thereafter, on each subsequent Contract anniversary prior to the Annuitant’s 81st birthday, the step up value will be recalculated to equal the greater of:

(a)  the Fund Value on that Contract anniversary; or

(b)  the step up value calculated as of the last Contract Anniversary Date

•	reduced proportionately* by any partial surrenders (including surrender charges) since the last recalculation anniversary,

•	less any outstanding debt,

•	plus any Purchase Payments made since the last recalculation anniversary.

*	In the calculations of Step Up Value, for each partial surrender, the proportionate reduction percentage is equal to the amount of that partial surrender divided by the Fund Value immediately before the partial surrender.

On each Contract anniversary on or after the annuitant’s 81st birthday, the Step Up Value shall be equal to the step up value on the Contract Anniversary preceding the annuitant’s 81st birthday reduced proportionately by the same percentage that any partial surrenders (including surrender charges) reduced your Fund Value since that anniversary plus any Purchase Payments made since that Contract Anniversary.

The Step Up Value payable on death will be the Step Up Value on the Contract anniversary immediately preceding the death of the Annuitant (or Secondary Annuitant, if any)

•	Reduced proportionately by any partial surrenders including surrender charges assessed since that anniversary,

•	plus any Purchase Payments made since that Contract Anniversary, and

•	less any outstanding debt.

In no event will the Step Up Value payable on the death of the Annuitant exceed 200% of the total Purchase Payments made:

•	reduced proportionately for each partial surrender (including surrender charges) and

•	less any outstanding debt.

Election and Effective Date of Election

The owner may elect to have the Death Benefit of the Contract applied under one of four Settlement Options to effect an annuity for the Beneficiary as payee after the death of the Annuitant. The election must take place

(1)  during the lifetime of the Annuitant, and

(2)  before the annuity payments start.

If no election of a Settlement Option for the Death Benefit is in effect on the date when proceeds become payable, the Beneficiary may elect

(1)  to receive the Death Benefit in the form of a cash payment; or

(2)  to have the Death Benefit applied under one of the Settlement Options.

(See “Settlement Options”.) If an election by the payee is not received by the Company within one month following the date proceeds become payable, the payee will be considered to have elected a cash payment. Either election described above may be made by filing a written election with the Company in such form as it may require. Any proper election of a method of settlement of the Death Benefit by the Owner will become effective on the date it is signed. However, any election will be subject to any payment made or action taken by the Company before receipt of the notice at the Company’s Operations Center.

Settlement option availability may be restricted by the terms of any applicable retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the Death Benefit.

Payment of Death Benefit Proceeds

If the Death Benefit Proceeds are to be paid in cash to the Beneficiary, payment will be made within seven (7) days of the date due proof of death of the Annuitant is received. Interest will be paid on the Death Benefit Proceeds at a rate of not less than 2 3/4% from the date of death to the date of payment of the proceeds.

The Company may be permitted to postpone such payment from amounts payable from MONY Variable Account A under the 1940 Act. If the death benefit is to be paid in one sum to the Successor Beneficiary, or to the estate of the deceased Annuitant, payment will be made within seven (7) days of the date due proof of the death of the Annuitant and the Beneficiary is received by the Company. Unless another election is made, the Death Benefit will be transferred to an interest bearing checking account, and the Beneficiary will be able to make partial or full withdrawals from such account through a checkbook provided to the Beneficiary.

CHARGES AND DEDUCTIONS

The following table summarizes the charges and deductions under the Contract:

Deductions from Purchase Payments

Tax Charge	Range for State and local premium tax — 0% to 3.5%(1). Federal — Currently 0% (Company reserves the right to charge in the future upon 30 days written notice.)

Daily Deductions from MONY Variable Account A

Mortality & Expense Risk Charge Annual Rate deducted daily from average daily net assets	Option 1 Maximum daily rate 0.005342% Maximum annual rate 1.95% Option 2 Maximum daily rate 0.006301% Maximum annual rate 2.30% Option 3 Maximum daily rate 0.008630% Maximum annual rate 3.15%

Deductions from Fund Value

Annual Contract Charge	Maximum Annual Contract Charge Maximum of $30(2)

Transaction and Other Charges	Maximum Transaction and Other Charges

Transfer Charge

Current charge is $0.	The Company has reserved the right to impose a charge for each transfer after the first 12 transfers in a Contract Year which will not exceed $25.

Surrender Charge Grades from 8% to 0% of each Purchase Payment surrendered based on a schedule	See grading schedule and “Charges and Deductions — Charges Against Fund Value” for details of how it is computed.

Loan Interest Spread	2.5%

(1)	Company currently assumes responsibility; current charge to Owner 0%.
(2)	The Annual Contract Charge will be waived upon any Contract Anniversary on which your Fund Value is $50,000 or greater, except where the Owner makes a full surrender of the Fund Value under the Contract.

The following provides additional details of the charges and deductions under the Contract.

Please note that the amount of the charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the administrative expenses we actually incur. We also may realize a profit on one or more of the charges. We may use such profits for any corporate purpose, including the payment of sales expenses.

Deductions from Purchase Payments

Deductions may be made from Purchase Payments for state and local premium or similar taxes prior to allocation of any net Purchase Payment among the subaccounts. Currently, the Company makes no deduction, but may do so with respect to future payments. If the Company is going to make deductions for such tax from future Purchase Payments, it will give 30 days notice to each affected Owner.

Charges Against Fund Value

Daily Deduction from MONY Variable Account A

Mortality and Expense Risk Charge.    The Company assumes mortality and expense risks. A charge for assuming such risks is deducted daily from the net assets of MONY Variable Account A. The charge varies based on the benefit option package selected.

Option 1 — For Option 1, the daily mortality and expense risk charge from MONY Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.45% from the value of the net assets of MONY Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 1.95% from the value of the net assets of MONY Variable Account A. The mortality and expense risk charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.003973% (guaranteed not to exceed 0.005342%) multiplied by the number of days since the last Business Day.

Option 2 — For Option 2, the daily mortality and expense risk charge from MONY Variable Account A is deducted at a current daily rate equivalent to an annual rate of 1.72% from the value of the net assets of MONY Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 2.30% from the value of the net assets of MONY Variable Account A. The mortality and expense risk charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.004712% (guaranteed not to exceed 0.006301%) multiplied by the number of days since the last Business Day.

Option 3 — For Option 3, the daily mortality and expense risk charge from MONY Variable Account A is deducted at a current daily rate equivalent to an annual rate of 2.37% from the value of the net assets of MONY Variable Account A. The rate is guaranteed not to exceed a daily rate equivalent to an annual rate of 3.15% from the value of the net assets of MONY Variable Account A. The mortality and expense risk charge is deducted from MONY Variable Account A, and therefore the subaccounts, on each Business Day. Where the previous day (or days) was not a Business Day, the deduction currently on the next Business Day will be 0.006493% (guaranteed not to exceed 0.008630%) multiplied by the number of days since the last Business Day.

The mortality risk assumed by the Company is that Annuitants may live for a longer time than projected. If that occurs, an aggregate amount of annuity benefits greater than that projected will be payable. In making this projection, the Company has used the mortality rates from the 1983 Table “a” (discrete functions without projections for future mortality), with 3.50% interest. In addition, the Company also assumes risk in connection with the Death Benefit. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the expense charges provided in the Contracts.

If the amount of the mortality and expense risk charge exceeds the amount needed, the excess will be kept by the Company in its general account. If the amount of the charge is inadequate, the Company will pay the difference out of its general account.

Deductions from Fund Value

Annual Contract Charge.    The Company has primary responsibility for the administration of the Contract and MONY Variable Account A. An Annual Contract Charge helps to reimburse the Company for administrative expenses related to the maintenance of the Contract. Ordinary administrative expenses expected to be incurred include recordkeeping, processing death benefit claims and surrenders, preparing and mailing reports, and overhead costs. In addition, the Company expects to incur certain additional administrative expenses in connection with the issuance of the Contract, including the review of applications and the establishment of Contract records.

Any applicable Annual Contract Charge will be assessed once per year on the contract anniversary, starting on the first contract anniversary. If applicable, the Annual Contract Charge is deducted from the Fund Value on each Contract Anniversary before the date annuity payments start. The Annual Contract Charge is also deducted upon a full surrender.

The amount of the charge will be allocated against each subaccount of MONY Variable Account A in the same proportion that the Fund Value in those accounts bears to the Fund Value of the Contract. The Company does not expect to make any profit from the Annual Contract Charge.

An Annual Contract Charge will be waived and will not be deducted upon any contract anniversary on which your Fund Value is $50,000 or greater. The Annual Contract charge will not be waived upon a full surrender regardless of Fund Value.

Transfer Charge.    Contract value may be transferred among the subaccounts (including transfers made by telephone, facsimile or via the web, if permitted by the Company). Although we currently do not impose a transfer charge for transfers, the Company reserves the right to impose a transfer charge for each transfer instructed by the Owner after the first 12 transfers in a Contract year. The transfer charge compensates the Company for the costs of effecting the transfer. The transfer charge will not exceed $25. The Company does not expect to make a profit from the transfer charge. If imposed, the transfer charge will be deducted from the Contract’s Fund Value held in the subaccount(s) or from the Guaranteed Interest Account from which the first transfer is made.

Surrender Charge.    A contingent deferred sales charge (called a “Surrender Charge”) will be imposed as applicable under the Surrender Charge Schedule when a full or partial surrender is requested or at the start of annuity benefits. (See “Deductions from Fund Value — Amount of Surrender Charge”.)

The Surrender Charge will never exceed 8% of the total Purchase Payments surrendered. The Surrender Charge is intended to reimburse the Company for expenses incurred in distributing the Contract. To the extent such charge is insufficient to cover all distribution costs, the Company will make up the difference. The Company will use funds from its General Account, which may contain funds deducted from Variable Account A to cover mortality and expense risks borne by the Company. (See “Mortality and Expense Risk Charge”.)

We impose a Surrender Charge if all or a part of the Contract’s Cash Value (See “Surrenders”) is surrendered.

A Surrender Charge is calculated separately for each Purchase Payment that is surrendered. For purposes of determining the Surrender Charge, surrenders will be attributed to payments on a first-in, first-out basis. The first payment to the Contract is considered first-in and the first withdrawal is considered first-out.

A Surrender Charge will not be imposed:

(1)  Against Purchase Payments surrendered after four Contract anniversaries since the date such Purchase Payments were received.

(2)  To the extent necessary to permit the Owner to obtain an amount equal to the Free Partial Surrender Amount (See “Free Partial Surrender Amount”).

(3)  If the Contract is surrendered after the third Contract Year and the surrender proceeds are paid under either Settlement Option 3 or Settlement Option 3A (See “Settlement Options”).

(4)  Subject to approval within a state, if the Owner is confined in a Nursing Home and the following conditions are met:

(a)  At the time a request for a full or partial surrender is made, the Company receives proof the Owner is currently confined to a Nursing Home and has spent a period of 90 consecutive days in the Nursing Home;

(b)  the confinement must have been prescribed by a physician;

(c)  the 90-day period must have started after the Contract’s first anniversary; and

(d)  the Annuitant is age 0-75 at the time the Contract is issued.

Nursing Home — A facility which

(a)	is licensed by or legally operated in a state as a skilled or intermediate care facility;

(b)	provides 24 hour per day nursing care under the supervision of a registered nurse to persons who do not require hospitalization but who do require care above the level of room and board with assistance;

(c)	is under the supervision of a physician; and

(d)	maintains a daily clinical record of each patient in conformance with a plan of care.

A nursing home does not include a hospital or a facility licensed only to offer supervised or assisted room and board, rest care, care of the aged or treatment of alcoholism, drug addictions or mental or nervous disorders.

In no event will the aggregate Surrender Charge exceed 8% of the total Purchase Payments surrendered. The amount deducted from the Fund Value to cover the surrender charge is not subject to the surrender charge.

For a partial surrender, the Surrender Charge will be deducted from any remaining Fund Value, if sufficient. If the Fund Value is not sufficient, it will be deducted from the amount surrendered. Any Surrender Charge will be allocated against each subaccount of Variable Account A in the same proportion that the amount of the partial surrender allocated against those accounts bears to the total amount of the partial surrender.

No Surrender Charge will be deducted from Death Benefits except as described in “Death Benefit”.

Amount of Surrender Charge.    The amount of the Surrender Charge is determined as follows:

Step 1.	Allocate Purchase Payments on a first-in, first-out basis to the amount surrendered (any Purchase Payments previously allocated to calculate a Surrender Charge are unavailable for allocation to calculate any future Surrender Charges); and

Step 2.	Multiply each such allocated Purchase Payment by the appropriate Surrender Charge percentage determined on the basis of the table below:

Surrender Charge Percentage Table

# of Contract Anniversaries Since Purchase Payment Was Received	Surrender Charge Percentage

0	8%

1	8%

2	6%

3	4%

4 or more	0%

Step 3. Add	the products of each multiplication in Step 2 above.

Free Partial Surrender Amount.    The Surrender Charge may be reduced by using the Free Partial Surrender Amount provided for in the Contract. The Surrender Charge will not be deducted in the following circumstances:

(1)  For Qualified Contracts, (other than Contracts issued for IRAs), an amount up to the greater of:

(a)  $10,000 (but not more than the Contract’s Fund Value), or

(b)  10% of the Contract’s Fund Value (at the beginning of the Contract year, except if the surrender is requested during the first Contract Year, then 10% of the Contract’s Fund Value at the time the first surrender is requested)

may be received in each Contract Year without a Surrender Charge.

(2)  For Non-Qualified Contracts (and Contracts issued for IRA and SEP-IRA), an amount up to 10% of the Fund Value at the beginning of the Contract Year (except if the surrender is requested during the first Contract Year, when the amount is 10% of the Contract’s Fund Value at the time the first surrender is requested) of the Contract may be received in each Contract Year without a Surrender Charge.

Contract Fund Value here means the Fund Value at the beginning of the contract year in the subaccounts (not the loan account).

The Free Partial Surrender amount is applicable only when there are Purchase Payments for which a Surrender Charge can still be assessed, namely Purchase Payments that were made less than 4 years from the time of surrender. Note that Free Partial Surrenders may only be made to the extent Cash Value is available.

Taxes

Currently, no charge will be made against MONY Variable Account A for federal income taxes. However, the Company may make such a charge in the future if income or gains within MONY Variable Account A will incur any federal income tax liability. Charges for other taxes, if any, attributable to MONY Variable Account A may also be made. (See “Federal Tax Status”.)

Investment Advisory and Other Fees

Each portfolio in which the Variable Account invests incurs certain fees and charges. To pay for these fees and charges, the portfolio makes deductions from its assets. The portfolio expenses are described more fully in each Fund prospectus.

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Contracts. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and cost of Contract benefits through the fees and charges imposed under the Contracts. See “Distribution of the Contracts” for more information.

ANNUITY PROVISIONS

Annuity Payments

Annuity payments under a Contract will begin on the date that is selected by the Owner when the Contract is applied for. The date chosen for the start of annuity payments may be

(1)  no earlier than the Contract Anniversary after the Annuitant’s 10th birthday, and

(2)  no later than the later of Contract Anniversary after the Annuitant’s 90th birthday or the end of the 10th Contract Year.

The minimum number of years from the Effective Date to the start of annuity payments is 10. While the Annuitant is living, the date when annuity payments start may be:

(1)  Advanced to a date that is not earlier than the 13th contract month following the Contract Effective Date.

(2)  Deferred from time to time by the Owner by written notice to the Company.

The date when annuity payments start will be advanced or deferred if:

(1)  Notice of the advance or deferral is received by the Company prior to the current date for the start of annuity payments.

(2)  The new start date for annuity payments is a date which is not past the later of the Contract Anniversary after the Annuitant’s 90th birthday or the end of the 10th Contract Year.

The change will be effective as of the date we receive your written request at our Operations Center. You do not need to return the Contract for us to make the change unless we ask for it.

A particular retirement plan may contain other restrictions. For Contracts issued in connection with retirement plans, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on when annuity payments start.

When annuity payments start, unless Settlement Option 3 or 3A is elected, the greater of the Contract’s Cash Value or 95% of the Fund Value (less any debt if a contract is issued under a 401(k) plan) on the Annuity Starting Date, less any state taxes which may be imposed upon annuitization, will be applied to provide an annuity or any other option previously chosen by the owner and permitted by the Company. If Settlement Option 3 or 3A is elected, the Contract’s Fund Value (less any state taxes imposed upon annuitization and less any debt if a contract is issued under a 401(k) plan) will be applied to provide an annuity.

A supplementary contract will be issued when proceeds are applied to a Settlement Option. That contract will describe the terms of the settlement. No payments may be requested under the Contract’s surrender provisions after annuity payments start. No surrender will be permitted except as may be available under the Settlement Option elected.

Guaranteed Minimum Annuity Payments

Under Option 3, which includes the Guaranteed Minimum Income Benefit Rider, Guaranteed Minimum Annuity Payments are available. If certain conditions are met, a guaranteed minimum value called the “Guaranteed Annuitization Value” may be used to provide annuity payments that are greater than the annuity payments that would be provided by the Fund Value described in the Contract. We will compute: (1) the annuity benefits available when the Fund Value is applied to then current annuity purchase rates, and (2) the Guaranteed Annuitization Value applied to guaranteed annuity purchase rates under the Rider. If (2) results in an amount that is greater than (1), then the Guaranteed Annuitization Value provides a benefit that is greater than that provided by the Fund Value, and we will pay that greater benefit.

The Guaranteed Annuitization Value is

•	the sum of all net Purchase Payments made, plus

•	interest accumulated at an annual rate of 5% (interest is credited from the date we receive the Purchase Payment to the Contract anniversary prior to the Annuitant’s 81st birthday),

•	reduced proportionately for each partial surrender including any Surrender Charges and less

•	any outstanding debt.

In no event can the Guaranteed Annuitization Value exceed 300% of the net Purchase Payments made,

•	reduced proportionately for each partial surrender, including any Surrender Charges and less

•	any outstanding debt.

When we calculate the benefit payable under the contract at annuitization, we will apply the Guaranteed Annuitization Value to a guaranteed annuity purchase rate. The guaranteed annuity purchase rate is the amount of benefit that will be payable to the payee per $1,000 of Guaranteed Annuitization Value.

The guaranteed annuity purchase rate will be calculated using a mortality basis of 1983 Table a, with mortality rates projected using Projection Scale G. The interest rate used to determine the guaranteed annuity purchase rate under the Rider will be 3%. This is the assumed earned rate of the balance of the Guaranteed Annuitization Value during the payout phase.

Once annuity payments provided by the Guaranteed Annuitization Value begin, no withdrawals may be made. Once this option is elected, it cannot be terminated. The Guaranteed Annuitization Value has no cash value.

To apply the Guaranteed Annuitization Value to provide annuity payments, the following conditions must be met:

(1)  The Contract must have been in force for at least 10 years.

(2)  The Annuitant must have attained age 60.

(3)  The annuitization must be elected within 30 days after a Contract anniversary.

(4)  Settlement Option 3 or 3A must be elected. (See “Settlement Options”).

(5)  The entire amount of Guaranteed Annuitization Value must be used to provide annuity payments.

The availability of Guaranteed Minimum Annuity Payments under Option 3 or 3A, does not limit the Owner’s right to start annuity payments using the Contract’s Cash Value or the Contract’s Fund Value, as applicable, at any other time as permitted under the Contract.

Election and Change of Settlement Option

Instead of being paid in a single sum, you may elect to receive any death or surrender proceeds from the Contract in the form of a Settlement Option. During the lifetime of the Annuitant and prior to the start of annuity payments, the Owner may elect

•	one or more of the Settlement Options described below, or

•	another settlement option as may be agreed to by the Company.

The Owner may also change any election while the Annuitant is living if written notice of the change is received by the Company at its Operations Center prior to the start of annuity payments. If no election is in effect when annuity payments start, a lump sum payment will be considered to have been elected.

Settlement Options may also be elected by the Owner or the Beneficiary as provided in the Death Benefit and Surrender sections of this Prospectus. (See “Death Benefit” and “Surrenders”.)

Where applicable, reference should be made to the terms of a particular retirement plan and any applicable legislation for any limitations or restrictions on the options that may be elected.

Settlement Options

Proceeds settled under the Settlement Options listed below or otherwise currently available will not participate in the investment experience of MONY Variable Account A. Unless you elect Settlement Option 1, you cannot change Settlement Options once settlement payments begin.

Settlement Option 1 — Interest Income:  The Company holds the proceeds and credits interest earned on the proceeds at a rate (not less than 2.75% per year) set by the Company each year. This Option will continue until the earlier of the date the payee dies or the date you elect another Settlement Option.

Settlement Option 2 — Income for Specified Period:  Fixed monthly payments for a specified period of time, as elected. The payments may, at the Company’s option, be increased by additional interest each year.

Settlement Option 3 — Single Life Income:  Payments for the life of the payee or for a period certain. The period certain may be (a) 0 years, 10 years, or 20 years, or (b) the period required for the total income payments to equal the proceeds (refund period certain). The amount of the income will be determined by the Company on the date the proceeds become payable.

Settlement Option 3A — Joint Life Income:  Payments during the joint lifetime of the payee and one other person, and during the lifetime of the survivor. The survivor’s monthly income may be equal to either (a) the income payable during the joint lifetime or (b) two-thirds of that income, depending on the election made at the time of settlement. If the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected. If a person for whom this option is chosen dies before the first monthly payment is made, the survivor will receive proceeds instead under Settlement Option 3, with 10 years certain.

Settlement Option 4 — Income of Specified Amount:  Income, of an amount chosen, for as long as the proceeds and interest last. The amount chosen to be received as income in each year may not be less than 10 percent of the proceeds settled. Interest will be credited annually on the amount remaining unpaid at a rate determined annually by the Company. This rate will not be less than 2.75% per year.

The Contract contains annuity payment rates for Settlement Options 3 and 3A described in this prospectus. The rates show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment, when this payment is based on minimum guaranteed interest as described in the Contract.

The annuity payment rates may vary according to the Settlement Option elected and the age of the payee. The mortality table used in determining the annuity payment rates for Settlement Options 3 and 3A is the 1983 Table “a” (discrete functions, without projections for future mortality), with 3.50% interest per year.

Under Settlement Option 3, if income based on the period certain elected is the same as the income provided by another available period or periods certain, the Company will consider the election to have been made of the longest period certain.

In Qualified Plans, settlement options available to Owners may be restricted by the terms of the plans.

Frequency of Annuity Payments

At the time the Settlement Option is chosen, the payee may request that it be paid:

•	Quarterly

•	Semiannually

•	Annually

If the payee does not request a particular installment payment, the payments will be made in monthly installments. However, if the net amount available to apply under any Settlement Option is less than $1,000, the Company has the right to pay such amount in one lump sum. In addition, if the payments provided for would be less than $25, the Company shall have the right to change the frequency of the payments to result in payments of at least $25.

Additional Provisions

The Company may require proof of the age of the Annuitant before making any life annuity payment under the Contract. If the Annuitant’s age has been misstated, the amount payable will be that which the Purchase Payments paid would have bought at the correct age and gender. Any overpayment by us will be deducted from the payment or payments made after the correction of the misstatement. Any underpayment by us will be added to the payment or payments made after the correction of the misstatement. We will also credit or deduct interest at the rate of 6% per year on the amount of the underpayment or overpayment from the date the underpayment or overpayment occurred to the date of its correction.

The Contract must be returned to the Company upon any settlement. Prior to any settlement of a death claim, proof of the Annuitant’s death must be submitted to the Company.

Where any benefits under the Contract are contingent upon the recipient’s being alive on a given date, the Company requires proof satisfactory to it that such condition has been met.

The Contracts described in this prospectus contain annuity payment rates that distinguish between men and women. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment rates that apply to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of the Annuitant’s sex. Unisex rates to be provided by the Company will apply for Qualified Plans.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII, generally and any comparable state laws that may apply, on any employment-related plan for which a Contract may be purchased.

The Contract is incontestable from its date of issue.

OTHER PROVISIONS

Ownership

The Owner has all rights and may receive all benefits under the Contract. During the lifetime of the Annuitant (and Secondary Annuitant if one has been named), the Owner is the person so designated in the application, unless:

(1)  A change in Owner is requested, or

(2)  A successor owner becomes the Owner.

The Owner may name a successor owner or a new Owner at any time. If the Owner dies, the successor owner, if living, becomes the Owner. Any request for change must be

(1)  made in writing, and

(2)  received at the Company.

The change will become effective as of the date the written request is signed. A new choice of Owner or successor owner will apply to any payment made or action taken by the Company after the request for the change is received. Owners should consult a competent tax advisor prior to changing Owners.

Provision Required by Section 72(s) of the Code

The interest under a Non-Qualified Contract must be distributed within five years after the Owner’s death if:

(1)  The Owner dies before the start of annuity payments, and

(2)  The Owner’s spouse is not the successor owner as of the date of the Owner’s death.

Satisfactory proof of death must be provided to the Company.

This provision shall not extend the term of the Contract beyond the date when death proceeds become payable.

The surrender proceeds may be paid over the life of the successor owner if the successor owner chooses that option.

Payments must begin no later than one year after the date of death. If the successor owner is a surviving spouse, then the surviving spouse may be treated as the new Owner of the Contract. Under such circumstances, it is not necessary to surrender the Contract.

If the Owner dies on or after annuity payments start, any remaining portion of the proceeds will be distributed using a method that is at least as quick as the one used as of the date of the Owner’s death.

Provision Required by Section 401(a)(9) of the Code

The entire interest of a Qualified Retirement Plan participant in the Contract generally will be distributed to the Owner on the required beginning date. Distribution will occur either by or beginning not later than April 1 of the calendar year following the calendar year the Qualified Plan Participant attains age 70 1/2. The interest is distributed

(1)  over the life of such Participant, or

(2)  the lives of such Participant and his/her Designated Beneficiary.

If (i) required minimum distributions have begun, and (ii) the Participant dies before the Owner’s entire interest has been distributed to him/her, the remaining distributions will be made using a method that is at least as rapid as that used as of the date of the Participant’s death. The Contract generally will be surrendered as of the Participant’s death if

(1)  the Participant dies before the start of such distributions, and

(2)  there is no designated Beneficiary.

The surrender proceeds generally must be distributed within 5 years after the date of death. But, the surrender proceeds may be paid over the life of any Designated Beneficiary at his/her option. In such case, distributions will begin not later than one year after the December 31 following the Participant’s death. If the Designated Beneficiary is the surviving spouse of the Participant, distributions can begin by the December 31 following the date on which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to him/her begin, the provisions of this paragraph shall be applied as if the surviving spouse were the Participant. If the Plan is an IRA under Section 408 of the Code, the surviving spouse may elect to forgo distribution and treat the IRA as his/her own plan.

It is the Owner’s responsibility to assure that distribution rules imposed by the Code will be met. Qualified Plan Contracts include those qualifying for special treatment under Sections 401, 408 and 408A of the Code.

Secondary Annuitant

Except where the Contract is issued in connection with a Qualified Plan, a Secondary Annuitant may be designated by the Owner. Such designation may be made only once before annuitization, either

(1)  in the application for the Contract, or

(2)  after the Contract is issued, by written notice to the Company at its Operations Center.

You cannot change the Secondary Annuitant but you can delete the Secondary Annuitant. The Secondary Annuitant may be deleted by written notice to the Company at its Operations Center. A designation or deletion of a Secondary Annuitant will take effect as of the date the written election was signed. The Company, however, must first accept and record the change at its Operations Center. The change will be subject to

(1)  any payment made by the Company, or

(2)  action taken by the Company before the receipt of the notice at the Company’s Operations Center.

The Secondary Annuitant will be deleted from the Contract automatically by the Company as of the Contract Anniversary following the Secondary Annuitant’s 95th birthday.

On the death of the Annuitant, the Secondary Annuitant will become the Annuitant, under the following conditions:

(1)  The death of the Annuitant must have occurred before the Annuity Starting Date;

(2)  The Secondary Annuitant is living on the date of the Annuitant’s death;

(3)  If the Annuitant was the Owner on the date of death, the Successor Owner must have been the Annuitant’s spouse; and

(4)  If the date annuity payments start is later than the Contract Anniversary nearest the Secondary Annuitant’s 95th birthday, the date annuity payments start will be automatically advanced to that Contract Anniversary.

Effect of Secondary Annuitant’s Becoming the Annuitant.    If the Secondary Annuitant becomes the Annuitant, the Death Benefit proceeds will be paid to the Beneficiary only on the death of the Secondary Annuitant. If the Secondary Annuitant was the Beneficiary on the Annuitant’s death, the Beneficiary will be automatically changed to the person who was the Successor Beneficiary on the date of death. If there was no Successor Beneficiary, then the Secondary Annuitant’s executors or administrators, unless the Owner directed otherwise, will become the Beneficiary. All other rights and benefits under the Contract will continue in effect during the lifetime of the Secondary Annuitant as if the Secondary Annuitant were the Annuitant.

Assignment

The Owner may assign the Contract. However, the Company will not be bound by any assignment until the assignment (or a copy) is received by the Company at its Operations Center. The Company is not responsible for determining the validity or effect of any assignment. The Company shall not be liable for any payment or other settlement made by the Company before receipt of the assignment.

If the Contract is issued under certain retirement plans, then it may not be assigned, pledged or otherwise transferred except under conditions allowed under applicable law.

Because an assignment may be a taxable event, an Owner should consult a competent tax advisor before assigning the Contract.

Change of Beneficiary

So long as the Annuitant is living, the Owner may change the Beneficiary or Successor Beneficiary. A change is made by submitting a written request to the Company at its Operations Center. The form of the request must be acceptable to the Company. The Contract need not be returned unless requested by the Company. The change will take effect as of the date the request is signed. The Company will not, however, be liable for any payment made or action taken before receipt of the request at its Operations Center.

Substitution of Securities

The Company may substitute shares of another mutual fund for shares of the Funds already purchased or to be purchased in the future by Contract Purchase Payments if

(1)  the shares of any portfolio of the Funds is no longer available for investment by MONY Variable Account A, or

(2)  in the judgment of the Company’s Board of Directors, further investment in shares of one or more of the portfolios of the Funds is inappropriate based on the purposes of the Contract.

The new portfolios may have higher fees and charges than the ones they replaced, and not all portfolios may be available to all classes of Contracts. We will notify you before we substitute securities in any subaccount, and, to the extent required by law, we will obtain prior approval from the Securities and Exchange Commission and the New York Insurance Department. We also will obtain any other required approvals.

Change in Operation of MONY Variable Account A

To the extent permitted by applicable laws and regulations, including the laws of the State of New York and the regulations of the New York Insurance Department, MONY Variable Account A may be operated as a management company under the 1940 Act or it may be deregistered under the 1940 Act in the event the registration is no longer required or MONY Variable Account A may be combined with any of our other separate accounts.

Deregistration of MONY Variable Account A requires an order by the Securities and Exchange Commission. If there is a change in the operation of MONY Variable Account A under this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

VOTING RIGHTS

All of the assets held in the subaccounts of MONY Variable Account A will be invested in shares of the designated portfolios of the Funds. The Company is the legal holder of these shares.

To the extent required by law, the Company will vote the shares of each of the Funds held in MONY Variable Account A (whether or not attributable to Owners).

We will determine the number of votes which you have the right to cast by applying your percentage interest in a subaccount to the total number of votes attributable to that subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in a subaccount for which we received no timely instructions in proportion to the voting instructions which we received for all Contracts participating in that subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in a subaccount will receive proxy voting material, reports, and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares.

DISTRIBUTION OF THE CONTRACTS

MONY Securities Corporation (“MSC”), a New York corporation organized on September 26, 1969 which is a wholly owned subsidiary of the Company, will act as the principal underwriter of the Contract pursuant to an underwriting agreement with the Company. MSC’s principal business address is 1740 Broadway, New York, New York 10019. MSC is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers (“NASD”). The Contract is sold by individuals who are registered representatives of MSC and who are licensed as life insurance agents for the Company. The Contract may also be sold through other broker-dealers that are members of the NASD authorized by MSC and applicable law to do so. After issue of the Contracts, registered representatives will earn a commission not to exceed 4.5% of each Purchase Payment, plus annual asset based trails not to exceed 1.00% beginning in the 5th Contract Year. Registered representatives may also receive other benefits based on the amount of earned commissions. Because registered representatives are also insurance agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash compensation programs that the Company offers such as conferences, trips, prizes and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotion literature and similar services. Additional compensation may be paid for persistency, sales quality, and contract size and for other services not directly related to the sale of the Contract.

We offer the Contracts on a continuing basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

More information about MSC and its registered representatives is available at http://www.nasdr.com or by calling 1(800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

The Company will receive 12b-1 fees from certain of the Funds as compensation for providing certain shareholder support services.

MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable annuity contracts. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions. MSC is also affiliated with the following broker dealers: Advest, Inc., Boston Advisors, Inc., and Matrix Private Equities, Inc.

We intend to recapture commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments are not charged directly to the Contract owners or the Variable Account.

MSC receives fees for the sale of variable annuity contracts. In 2003, MSC received, in aggregate, fees of $28,436,499.

MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

FEDERAL TAX STATUS

Introduction

The Contract described in this prospectus is designed for use by retirement plans that may or may not qualify for favorable tax treatment under the provisions of Section 401, 408, 408A and 457 of the Code (“Qualified Plans”). The ultimate effect of federal income taxes on

•	the value of the Contract’s Fund Value,

•	annuity payments,

•	death benefit, and

•	economic benefit to the Owner, Annuitant, and the Beneficiary may depend upon

•	the type of retirement plan for which the Contract is purchased, and

•	the tax and employment status of the individual concerned.

The following discussion of the treatment of the Contract and of the Company under the federal income tax laws is general in nature. The discussion is based on the Company’s understanding of current federal income tax laws, and is not intended as tax advice. Any person considering the purchase of a Contract should consult a qualified tax adviser. A more detailed description of the treatment of the Contract under federal income tax laws is contained in the Statement of Additional Information. The Company does not make any guarantee regarding any tax status, federal, state, or local, of any Contract or any transaction involving the Contract.

Tax Treatment of the Company

Under existing federal income tax laws, the income of MONY Variable Account A, to the extent that it is applied to increase reserves under the Contract, is substantially nontaxable to the Company.

Taxation of Annuities in General

The Contract offered by this prospectus is designed for use in connection with certain types of Qualified Plans and on a Non-Qualified basis. All or a portion of the contributions to such qualified plans will be used to make Purchase Payments under the Contract. In general, contributions to Qualified Plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for Non-Qualified contracts if the Owner is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments (other than to trustees of qualified retirement plans or tax-exempt trusts) made under a Contract are generally taxable to the annuitant as ordinary income except to the extent of

•	Participant after-tax contributions (in the case of Qualified Plans), or

•	Owner contributions (in the case of Non-Qualified contracts).

Owners, Annuitants, and Beneficiaries should seek advice from their own tax consultants about the tax consequences of distributions, withdrawals, and payments under Non-Qualified Contracts and under retirement plans in connection with which the Contract is purchased.

The Company will withhold and remit to the United States Government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a Contract unless the Owner or Annuitant

(1)  provides his or her taxpayer identification number to the Company, and

(2)  notifies the Company that he or she chooses not to have amounts withheld.

Federal Tax law imposes requirements for determining the amount that may be included in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract are treated the same as distributions. Distributions from all annuity contracts issued by the same company to the Owner (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of contracts or otherwise. None of these rules is expected to affect tax-benefited plans.

Distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements (“IRAs”), generally will be subject to mandatory federal income tax withholding unless they either are:

(1)  Part of a series of substantially equal periodic payments (at least annually) for

(a)  the participant’s life or life expectancy,

(b)  the joint lives or life expectancies of the participant and his/her beneficiary,

(c)  or a period certain of not less than 10 years;

(2)  Required by the Code upon the participant’s attainment of age 70 1/2 or death; or

(3)  “Hardship” distributions.

Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant’s interest is directly rolled over by the old plan to another eligible qualified plan, including an IRA. A direct rollover to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalty tax.

Under the generation skipping transfer tax, the Company may be liable for payment of this tax under certain circumstances. In the event that the Company determines that such liability exists, an amount necessary to pay the generation skipping transfer tax may be subtracted from the death benefit proceeds.

Retirement Plans

The Contract described in this Prospectus currently is designed for use with the following types of qualified retirement plans:

(1)  Pension and Profit Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing H.R. 10 (Keogh) Plans;

(2)  Individual Retirement Annuities permitted by Section 408(b) of the Code, including Simplified Employee Pensions established by employers pursuant to Section 408(k); and

(3)  Roth IRAs permitted by Section 408A of the Code.

The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made here to provide more than general information about the use of the Contract with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. The Company will provide purchasers of Contracts used in connection with Individual Retirement Annuities with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

ADDITIONAL INFORMATION

This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission’s principal office in Washington, D.C., upon payment of the fees prescribed by the Commission or by accessing the SEC’s website at http://www.sec.gov.

For further information with respect to the Company and the Contracts offered by this prospectus, including the Statement of Additional Information (which includes financial statements relating to the Company), Owners and prospective investors may also contact the Company at its address or phone number set forth on the cover of this prospectus for requesting such statement. The Statement of Additional Information is available from the Company without charge.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or MONY Variable Account A.

Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC seeking documentation and other information relating to these issues. In addition, the SEC has recently conducted an on-site examination of the Company’s variable separate accounts. The Company has been responding to these requests and continues to cooperate fully with the regulators.

FINANCIAL STATEMENTS

The audited financial statements of MONY Variable Account A and the Company are set forth in the Statement of Additional Information.

These financial statements have been audited by PricewaterhouseCoopers LLP. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.

OF

STATEMENT OF ADDITIONAL INFORMATION

May 3, 2004

Item	Page

MONY Life Insurance Company	SAI-1

Legal Opinion	SAI-1

Independent Accountants	SAI-1

Federal Tax Status	SAI-2

Financial Statements	F-1

Index to Financial Statements	F-1

If you would like to receive a copy of the MONY Variable Account A Statement of Additional Information, please return this request to:

MONY Life Insurance Company

Policyholder Services

One MONY Plaza

P.O. Box 4720

Syracuse, New York 13221

1-800-487-6669

Your name

Address

City	State	Zip

Please send me a copy of the MONY Variable Account A Statement of Additional Information.

333-92320

MONY L Variable Annuity

STATEMENT OF ADDITIONAL INFORMATION

DATED May 3, 2004

INDIVIDUAL FLEXIBLE PAYMENT

VARIABLE ANNUITY CONTRACT

issued by

MONY VARIABLE ACCOUNT A

and

MONY LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus, but it relates to, and should be read in conjunction with, the prospectus dated May 3, 2004 for the Individual Flexible Payment Variable Annuity Contract (“Contract”) issued by MONY Life Insurance Company (“Company”). The prospectus is available, at no charge, by writing the Company at Policyholder Services, One MONY Plaza, P.O. Box 4720, Syracuse, New York 13221 or by calling 1-800-487-6669.

Item	Page

MONY Life Insurance Company	SAI-1

Legal Opinion	SAI-1

Independent Accountants	SAI-1

Federal Tax Status	SAI-2

Financial Statements	F-1

Index to Financial Statements	F-1

333-92320

MONY LIFE INSURANCE COMPANY

MONY Life Insurance Company (“Company”) is a stock life insurance company. It was organized under the laws of the state of New York in 1842 as a mutual life insurance company under the name The Mutual Life Insurance Company of New York. The principal offices of the Company are at 1740 Broadway, New York, New York 10019. MONY converted from a mutual life insurance company in 1998 in a process known as demutualization. The Company had consolidated assets at the end of 2003 of approximately $21.0 billion. The Company is licensed to sell insurance and annuities in all states of the United States, the District of Columbia, Puerto Rico, the Virgin Islands and all Provinces of Canada.

More About the Company

The Company is one of America’s oldest and most respected financial institutions. It is geared to meet the needs of today’s consumers and business owners with an array of insurance products.

For over 150 years, this firm, founded as The Mutual Life Insurance Company of New York, has had the distinction of being not only one of the oldest insurance companies in America — but also the first American mutual life insurance company to issue life insurance to the general public. Other important innovations include the fact that MONY was the first insurance company to:

• offer a variable annuity with a choice of equity or fixed investments

• insure a woman

• insure a member of the armed forces

The Company’s mission is to provide excellence and quality in products and services through its network of highly trained insurance professionals that include:

• Whole Life Insurance

• Universal Life insurance

• Qualified Retirement Plans

Through the Company’s subsidiary, MONY Securities Corporation, a wide variety of investment products are also available which include:

• Mutual Funds and Investment Services

LEGAL OPINION

Legal matters relating to federal securities laws applicable to the issue and sale of the Contract and all matters of New York law pertaining to the Contract, including the validity of the Contract and the Company’s right to issue the Contract, have been passed upon by David S. Waldman, Esq., Vice President — Chief Operations Counsel, of the Company.

INDEPENDENT ACCOUNTANTS

The audited financial statements for each of the subaccounts of MONY Variable Account A and the Company included in this Statement of Additional Information and in the Registration Statement have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP’s office is located at 1177 Avenue of the Americas, New York, New York, 10036.

SAI-1

FEDERAL TAX STATUS

Introduction

The Contract is designed for use to fund retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (the “Code”). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Owner, Annuitant, or Beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice.

Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon the Company’s understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service or federal courts.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. Except in the case of certain corporate and other non-individual Owners, there are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial surrender, a death benefit, an assignment or gift of the Contract, or as annuity payments.

Surrenders, Death Benefits, Assignments and Gifts

An Owner who fully surrenders his or her Contract is taxed on the portion of the payment that exceeds his or her cost basis in the Contract. For Non-Qualified Contracts, the cost basis is generally the amount of the Purchase Payments, reduced by the nontaxable portion of prior distributions, made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For Qualified Contracts, the cost basis is generally zero, except to the extent of non-deductible employee contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income. A Beneficiary entitled to receive a lump sum death benefit upon the death of the Annuitant is taxed on the portion of the amount that exceeds the Owner’s cost basis in the Contract. If the Beneficiary elects to receive annuity payments within 60 days of the Annuitant’s death, different tax rules apply. (See “Annuity Payments” below.)

Partial surrenders received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Fund Value exceeds Purchase Payments less prior non-taxable distributions, and the balance is treated as a non-taxable return of principal to the Owner. For partial surrenders under a Qualified Contract, payments are generally prorated between taxable income and non-taxable return of investment. Because of the cost basis of Qualified Contracts generally being zero, partial surrender amounts will generally be fully taxed as ordinary income.

An Owner who assigns or pledges a Non-Qualified Contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. An Owner who gives away the Contract (i.e., transfers it without full and adequate consideration) to anyone other than his or her spouse (or ex-spouse pursuant to divorce settlement) is treated for income tax purposes as if he or she had fully surrendered the Contract.

Annuity Payments

The non-taxable portion of each annuity payment is determined by an “exclusion ratio” formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at

SAI-2

ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Annuitant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the taxable year, equal to the unrecovered cost basis, is available if the Annuitant does not live to life expectancy.

Penalty Tax

Payments received by Owners, Annuitants, and Beneficiaries under both Qualified and Non-Qualified Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that may be included in income. The penalty is not imposed on amounts received: (a) after the taxpayer attains age 59 1/2; (b) in a series of substantially equal annual or more frequent payments made for life or life expectancy; (c) after the death of the Owner (or, where the Owner is not a human being, the death of the Annuitant); (d) if the taxpayer is totally disabled; (e) upon early retirement under the plan after the taxpayer’s attainment of age 55; (f) pursuant to a Qualified Domestic Relations Order; or (g) which are used for certain medical care expenses. Exceptions (e) and (f) do not apply to Individual Retirement Accounts and Annuities and exceptions (e), (f) and (g) do not apply to Non-Qualified Contracts. An additional exception for Non-Qualified Contracts is amounts allocable to investment in the Contract before August 16, 1982. Additional exceptions for Individual Retirement Accounts and Annuities are available for payment of medical insurance by a person receiving unemployment compensation, for first home purchases and for eligible higher education expenses.

Income Tax Withholding

The Company generally is required to withhold federal, and, where applicable, state, income taxes on taxable amounts paid under the Contract unless the recipient elects not to have withholding apply. The Company will notify recipients of their right to elect not to have withholding apply.

Additionally, distributions of plan benefits from qualified retirement plans, other than individual retirement arrangements (“IRAs”), generally will be subject to mandatory federal income tax withholding unless they either are:

1.  Part of a series of substantially equal periodic payments (at least annually) for the participant’s life or life expectancy, the joint lives or life expectancies of the participant and his/ her beneficiary, or a period certain of not less than 10 years,

2.  Required by the Code upon the participant’s attainment of age 70 1/2 or death, or

3.  A “hardship” distribution.

Such withholding will apply even if the distribution is rolled over into another qualified plan, including an IRA. The withholding can be avoided if the participant’s interest is directly rolled over by the old plan to another eligible qualified plan, including an IRA. A direct rollover to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalty tax.

Diversification Standards

The United States Secretary of the Treasury has the authority to set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Secretary of the Treasury has issued certain regulations. Further regulations may be issued. The Funds are designed to be managed to meet the diversification requirements for the Contract as those requirements may change from time to time. The Company intends to satisfy those requirements so that the Contract will be treated as an annuity contract.

SAI-3

The Internal Revenue Service may issue regulations or revenue rulings that will prescribe the circumstances in which an Owner’s control of the investments of a segregated asset account may cause the Owner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulations or revenue rulings could impose requirements that are not reflected in the Contract. The Company, however, has reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations or revenue rulings. Since the regulations or revenue rulings have not been issued, there can be no assurance as to the content of such regulations or revenue rulings or even whether application of the regulations or revenue rulings will be prospective. For these reasons, Owners are urged to consult with their own tax advisers.

Qualified Plans

The Contract is designed for use with several types of Qualified Plans. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans as well as Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection therewith. Following are brief descriptions of the various types of Qualified Plans and of the use of the Contract in connection therewith. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that plan.

H.R. 10 Plans

“H.R. 10” or “Keough” plans permit self-employed individuals to establish Qualified Retirement Plans for themselves and their employees. The tax consequences to participants under such plans depend upon the plan itself. In addition, such plans are limited by law to maximum permissible contributions, distribution dates and tax rates applicable to distributions. In order to establish such a plan, a plan document, usually in prototype form pre-approved by the Internal Revenue Service, is adopted and implemented by the employer.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to individual retirement programs known as “Individual Retirement Accounts” and “Individual Retirement Annuities.” These Individual Retirement Accounts and Annuities (“IRAs”) are subject to limitations on the amounts which may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into certain types of IRAs and distributions from the latter may be placed in the former. There are Traditional, Roth and SIMPLE IRA’s, each providing its own special treatment and subject to its own special rules. Employers may make contributions to IRA’s by establishing Simplified Employee Pension (“SEP”) plans.

Corporate Pension and Profit-Sharing Plans

Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans.

Certain Governmental Entities

Section 457 of the code permits certain governmental entities and tax-exempt organizations to establish deferred contribution plans. Such deferred contribution plans may permit the purchase of the Contract to provide benefits under the plans.

SAI-4

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

MONY Life Insurance Company and the

Contractholders of Subaccounts of MONY Variable Account A

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts of MONY Variable Account A at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 14, 2004

MONY

Variable Account A

STATEMENT OF ASSETS & LIABILITIES

December 31, 2003

	Enterprise Capital Appreciation Portfolio	Enterprise Deep Value Portfolio	Enterprise Equity Portfolio	Enterprise Equity Income Portfolio

ASSETS

Shares held in respective Funds	890,896	23,569	1,815,433	769,515

Investments at cost	$6,299,090	$270,083	$50,151,471	$3,815,301

Investments in respective Funds, at net asset value	$5,603,734	$287,536	$33,984,904	$4,055,345

Amount due from MONY America	58	20,032	322	0

Amount due from respective Funds	6,827	313	39,320	4,842

Total Assets	5,610,619	307,881	34,024,546	4,060,187

LIABILITIES

Amount due to MONY America	6,827	313	39,320	4,842

Amount due to respective Funds	58	20,032	322	0

Total Liabilities	6,885	20,345	39,642	4,842

Net Assets	$5,603,734	$287,536	$33,984,904	$4,055,345

Unit Values:

MONY Master			$40.34

MONY Value Master

MONY Custom Master	$7.91	$11.06	7.81	$9.96

MONY Variable Annuity Option 1		11.05		10.23

MONY Variable Annuity Option 2		11.64		10.69

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1

MONY Variable Annuity L Share Option 2

MONY Variable Annuity L Share Option 3		11.33		11.71

MONY Variable Annuity C Share Option 1				12.48

MONY Variable Annuity C Share Option 2

MONY Variable Annuity C Share Option 3

Units Outstanding:*

MONY Master			452,621

MONY Value Master

MONY Custom Master	708,596	9,942	2,012,040	294,129

MONY Variable Annuity Option 1		7,866		48,949

MONY Variable Annuity Option 2		6,561		53,525

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1

MONY Variable Annuity L Share Option 2

MONY Variable Annuity L Share Option 3		1,256		3,748

MONY Variable Annuity C Share Option 1				767

MONY Variable Annuity C Share Option 2

MONY Variable Annuity C Share Option 3

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Enterprise Growth & Income Portfolio	Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio

2,307,115	4,247,481	12,933	1,777,949	1,226,021	853,021	3,993,467

$13,153,422	$22,329,423	$125,749	$8,024,060	$8,361,373	$9,545,084	$99,136,461

$11,512,504	$19,708,311	$140,063	$8,569,716	$5,529,354	$6,320,887	$72,960,639

71	20,042	0	0	123	4,434	1,351

13,767	24,108	169	10,119	6,272	7,624	225,047

11,526,342	19,752,461	140,232	8,579,835	5,535,749	6,332,945	73,187,037

13,767	24,108	169	10,119	6,272	7,624	225,047

71	20,042	0	0	123	4,434	1,351

13,838	44,150	169	10,119	6,395	12,058	226,398

$11,512,504	$19,708,311	$140,063	$8,569,716	$5,529,354	$6,320,887	$72,960,639

			$18.53	$12.38		$49.53

$7.77	$7.01		12.42	6.80	$4.35	8.46

9.95	9.21	$10.42			9.14	9.72

9.74	9.26	11.38			10.88	10.48

13.02					13.18

11.47	10.66

12.33	10.99				12.39

			202,640	273,583		1,176,541

1,338,953	2,252,863		389,985	315,469	1,338,028	1,568,510

70,201	252,471	3,866			23,371	103,205

38,092	166,610	8,770			24,429	40,810

407					96

2,777	2,269

229	1,784				1,755

MONY

Variable Account A

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Enterprise Small Company Growth Portfolio	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise Mergers & Acquisitions Portfolio	Enterprise Short Duration Bond Portfolio

ASSETS

Shares held in respective Funds	904,876	1,654,155	192,373	13,103	72,055

Investments at cost	$7,176,432	$37,720,319	$1,994,314	$141,620	$724,879

Investments in respective Funds, at net asset value	$6,659,885	$38,971,884	$1,987,213	$144,530	$719,106

Amount due from MONY America	2,416	2,809	2,421	0	0

Amount due from respective Funds	8,092	45,021	2,370	179	847

Total Assets	6,670,393	39,019,714	1,992,004	144,709	719,953

LIABILITIES

Amount due to MONY America	8,092	45,021	2,370	179	847

Amount due to respective Funds	2,416	2,809	2,421	0	0

Total Liabilities	10,508	47,830	4,791	179	847

Net Assets	$6,659,885	$38,971,884	$1,987,213	$144,530	$719,106

Unit Values:

MONY Master		$63.94

MONY Value Master

MONY Custom Master	$7.74	12.58	$11.00	$10.83	$9.98

MONY Variable Annuity Option 1	9.79	12.57	11.03	10.29	9.97

MONY Variable Annuity Option 2	10.28	11.25	10.94	10.22	9.95

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1			10.38	10.97

MONY Variable Annuity L Share Option 2		12.22

MONY Variable Annuity L Share Option 3	11.39	12.19	10.25	10.51

MONY Variable Annuity C Share Option 1		13.71	10.61		10.01

MONY Variable Annuity C Share Option 2					9.95

MONY Variable Annuity C Share Option 3

Units Outstanding:*

MONY Master		344,228

MONY Value Master

MONY Custom Master	727,770	1,047,061	60,758	9,487	20,016

MONY Variable Annuity Option 1	47,197	172,383	52,161	2,830	8,954

MONY Variable Annuity Option 2	51,398	141,664	65,130	929	31,125

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1			82	78

MONY Variable Annuity L Share Option 2		66

MONY Variable Annuity L Share Option 3	3,403	1,744	2,280	220

MONY Variable Annuity C Share Option 1		898	679		10,839

MONY Variable Annuity C Share Option 2					1,206

MONY Variable Annuity C Share Option 3

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio	MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund—Series I

5,144	2,314	1,168	1,486,168	738,432	27,235,826	1,025,068	78,259

$69,539	$40,575	$19,363	$17,126,532	$8,188,133	$27,235,826	$13,589,307	$763,952

$53,339	$37,578	$18,196	$17,388,163	$8,587,963	$27,235,826	$14,730,228	$834,240

0	0	0	5,679	0	2,528	1,100	2,462

76	57	25	21,069	10,336	108,164	17,530	934

53,415	37,635	18,221	17,414,911	8,598,299	27,346,518	14,748,858	837,636

76	57	25	21,069	10,336	108,164	17,530	934

0	0	0	5,679	0	2,528	1,100	2,462

76	57	25	26,748	10,336	110,692	18,630	3,396

$53,339	$37,578	$18,196	$17,388,163	$8,587,963	$27,235,826	$14,730,228	$834,240

$37.64	$48.32	$42.87	$15.00	$23.95	$17.50	$31.89

					15.96

			11.88	12.51	10.57	13.26	$12.02

			10.54		9.99	11.59	11.52

			10.44		9.95	11.51	11.51

			10.04		9.95	10.34	12.94

			10.01			10.38	11.48

			10.08		9.94	10.58

					9.96

1,417	778	424	228,382	162,484	417,562	218,657

					26,744

			811,406	375,149	1,084,334	473,847	31,065

			239,671		355,032	85,823	17,837

			166,680		447,335	40,180	18,261

			730		241	393	69

			1,165			329	3,843

			3,418		194	608

					3,349

MONY

Variable Account A

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class	Dreyfus IP Small Cap Stock Index Portfolio— Service Class

ASSETS

Shares held in respective Funds	20,464	101,445	93,647	78,326	427,158	7,366

Investments at cost	$233,834	$1,194,463	$1,439,751	$2,661,494	$14,394,378	$91,874

Investments in respective Funds, at net asset value	$246,801	$1,335,022	$1,723,107	$1,863,364	$12,139,839	$96,565

Amount due from MONY America	36	0	4,836	0	10	3,547

Amount due from respective Funds	333	1,804	2,020	2,266	14,463	113

Total Assets	247,170	1,336,826	1,729,963	1,865,630	12,154,312	100,225

LIABILITIES

Amount due to MONY America	333	1,804	2,020	2,266	14,463	113

Amount due to respective Funds	36	0	4,836	0	10	3,547

Total Liabilities	369	1,804	6,856	2,266	14,473	3,660

Net Assets	$246,801	$1,335,022	$1,723,107	$1,863,364	$12,139,839	$96,565

Unit Values:

MONY Master

MONY Value Master

MONY Custom Master	$11.72		$11.13	$6.05	$7.29

MONY Variable Annuity Option 1	11.35	$10.58	11.28			$11.24

MONY Variable Annuity Option 2	11.70	10.88	11.16			11.49

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1		11.90	14.68

MONY Variable Annuity L Share Option 2

MONY Variable Annuity L Share Option 3	11.16	10.85	12.00			11.94

MONY Variable Annuity C Share Option 1			13.77

MONY Variable Annuity C Share Option 2

MONY Variable Annuity C Share Option 3

Units Outstanding:*

MONY Master

MONY Value Master

MONY Custom Master	6,680		70,271	308,067	1,665,283

MONY Variable Annuity Option 1	2,770	87,236	40,767			1,906

MONY Variable Annuity Option 2	6,535	37,157	42,116			6,276

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1		310	117

MONY Variable Annuity L Share Option 2

MONY Variable Annuity L Share Option 3	5,431	404	356			253

MONY Variable Annuity C Share Option 1			356

MONY Variable Annuity C Share Option 2

MONY Variable Annuity C Share Option 3

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II Contrafund Portfolio— Service Class	Fidelity VIP III Growth Opportunities Portfolio— Service Class	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio

175,671	313,039	174,832	45,917	30,289	7,687	12,096	34,874

$7,445,914	$7,101,082	$3,175,326	$608,966	$451,249	$125,260	$135,826	$533,504

$5,431,752	$7,218,679	$2,632,973	$653,401	$487,347	$126,992	$163,785	$612,738

0	58	0	1,000	0	0	1,000	0

6,436	8,909	3,142	719	543	164	218	691

5,438,188	7,227,646	2,636,115	655,120	487,890	127,156	165,003	613,429

6,436	8,909	3,142	719	543	164	218	691

0	58	0	1,000	0	0	1,000	0

6,436	8,967	3,142	1,719	543	164	1,218	691

$5,431,752	$7,218,679	$2,632,973	$653,401	$487,347	$126,992	$163,785	$612,738

$6.75	$8.64	$6.69	$11.32	$11.90	$9.37

			11.23	11.90	10.13	$10.36	$9.69

			11.34	11.81	9.51	11.02	10.37

				12.17

					10.08	11.18

805,471	835,972	393,400	18,051	23,005	4,111

			12,235	9,081	3,259	8,583	37,617

			27,481	8,861	3,823	4,627	23,926

				72

					1,894	2,135

MONY

Variable Account A

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Service Class
ASSETS

Shares held in respective Funds	39,685	228,239	426,442	184,136	27,676	119,991

Investments at cost	$125,524	$9,680,155	$10,273,500	$5,129,311	$515,244	$1,567,582

Investments in respective Funds, at net asset value	$146,039	$4,884,308	$9,799,634	$3,837,387	$572,330	$1,574,285

Amount due from MONY America	0	0	15	0	0	214

Amount due from respective Funds	203	5,943	11,915	4,744	648	1,818

Total Assets	146,242	4,890,251	9,811,564	3,842,131	572,978	1,576,317

LIABILITIES

Amount due to MONY America	203	5,943	11,915	4,744	648	1,818

Amount due to respective Funds	0	0	15	0	0	214

Total Liabilities	203	5,943	11,930	4,744	648	2,032

Net Assets	$146,039	$4,884,308	$9,799,634	$3,837,387	$572,330	$1,574,285

Unit Values:

MONY Master

MONY Value Master

MONY Custom Master		$4.14	$9.78	$6.35

MONY Variable Annuity Option 1	$8.99				$10.48	$11.31

MONY Variable Annuity Option 2	11.92				10.60	11.19

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1					12.09	10.47

MONY Variable Annuity L Share Option 2

MONY Variable Annuity L Share Option 3	11.68					10.22

MONY Variable Annuity C Share Option 1	12.48				11.22	10.65

MONY Variable Annuity C Share Option 2

MONY Variable Annuity C Share Option 3

Units Outstanding:*

MONY Master

MONY Value Master

MONY Custom Master		1,179,746	1,002,538	604,206

MONY Variable Annuity Option 1	4,523				22,879	90,377

MONY Variable Annuity Option 2	4,114				31,031	47,474

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1					109	388

MONY Variable Annuity L Share Option 2

MONY Variable Annuity L Share Option 3	3,087					50

MONY Variable Annuity C Share Option 1	1,625				117	1,530

MONY Variable Annuity C Share Option 2

MONY Variable Annuity C Share Option 3

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Janus Aspen Series International Growth Portfolio— Service Class	Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	Lord Abbett Bond- Debenture- Portfolio— Class VC	Lord Abbett Growth & Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid-Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class	MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class

59,258	290,546	225,468	167,315	142,651	70,710	35,048	117,683	15,970

$1,310,042	$11,597,118	$2,572,023	$3,481,960	$2,048,997	$387,841	$401,192	$2,080,858	$204,091

$1,356,418	$7,501,902	$2,683,066	$4,102,571	$2,430,770	$436,988	$489,265	$2,304,239	$254,717

299	0	4,831	0	1,005	3,547	3,552	1,010	1,000

1,947	8,982	2,999	5,104	3,105	495	941	2,775	282

1,358,664	7,510,884	2,690,896	4,107,675	2,434,880	441,030	493,758	2,308,024	255,999

1,947	8,982	2,999	5,104	3,105	495	941	2,775	282

299	0	4,831	0	1,005	3,547	3,552	1,010	1,000

2,246	8,982	7,830	5,104	4,110	4,042	4,493	3,785	1,282

$1,356,418	$7,501,902	$2,683,066	$4,102,571	$2,430,770	$436,988	$489,265	$2,304,239	$254,717

	$5.16		$10.85	$10.63

$10.54		$12.43	10.59	10.92	$8.58	$9.89	$10.65	$10.91

10.65		11.91	10.74	10.76	13.89	10.89	10.52	12.46

14.03		11.54	13.30	12.84	13.52		11.70	13.36

			11.47

12.29		10.83	11.44			11.68

12.99		11.86	12.75

	1,453,535		134,090	102,398

67,357		156,124	138,115	57,813	28,736	29,453	136,547	15,242

58,249		54,505	106,932	65,299	13,674	14,480	80,016	7,017

44		47	642	629	32		636	68

			71

1,211		3,781	992			3,439

769		4,349	1,257

MONY

Variable Account A

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	UIF Emerging Markets Equity Portfolio—Class I	UIF Global Value Equity Portfolio—Class I	UIF U.S. Real Estate Portfolio—Class I	PIMCO Advisors VIT OpCap Equity Portfolio	PIMCO Advisors VIT OpCap Managed Portfolio

ASSETS

Shares held in respective Funds	28,987	23,828	198,823	11,139	42,852

Investments at cost	$251,829	$260,124	$2,602,393	$379,089	$1,688,905

Investments in respective Funds, at net asset value	$262,045	$302,379	$3,097,667	$361,561	$1,676,812

Amount due from MONY America	0	0	1,005	0	0

Amount due from respective Funds	347	350	3,669	397	1,850

Total Assets	262,392	302,729	3,102,341	361,958	1,678,662

LIABILITIES

Amount due to MONY America	347	350	3,669	397	1,850

Amount due to respective Funds	0	0	1,005	0	0

Total Liabilities	347	350	4,674	397	1,850

Net Assets	$262,045	$302,379	$3,097,667	$361,561	$1,676,812

Unit Values:

MONY Master

MONY Value Master				$45.04	$56.28

MONY Custom Master			$12.66

MONY Variable Annuity Option 1	$12.12	$10.08	13.24

MONY Variable Annuity Option 2	12.26	10.97	12.40

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1			13.98

MONY Variable Annuity L Share Option 2

MONY Variable Annuity L Share Option 3	12.65		11.25

MONY Variable Annuity C Share Option 1	14.50		13.87

MONY Variable Annuity C Share Option 2

MONY Variable Annuity C Share Option 3

Units Outstanding:*

MONY Master

MONY Value Master				8,029	29,797

MONY Custom Master			97,176

MONY Variable Annuity Option 1	12,561	13,217	81,189

MONY Variable Annuity Option 2	7,502	15,414	61,876

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1			123

MONY Variable Annuity L Share Option 2

MONY Variable Annuity L Share Option 3	997		720

MONY Variable Annuity C Share Option 1	354		1,040

MONY Variable Annuity C Share Option 2

MONY Variable Annuity C Share Option 3

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

PIMCO Advisors VIT OpCap Small Cap Portfolio	PIMCO Advisors VIT OpCap U.S. Government Income Portfolio	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio	PIMCO Global Bond Portfolio— Administrative Class	PIMCO Real Return Portfolio— Administrative Class

5,966	19,804	31,612	42,275	141,709	41,136	166,056	596,162

$156,178	$191,426	$711,939	$748,209	$1,670,992	$499,268	$2,001,814	$7,201,716

$183,028	$215,859	$789,031	$807,457	$2,074,620	$568,917	$2,163,715	$7,368,556

0	0	2,671	0	1,209	0	1,000	5,836

203	244	853	956	2,591	613	2,580	8,972

183,231	216,103	792,555	808,413	2,078,420	569,530	2,167,295	7,383,364

203	244	853	956	2,591	613	2,580	8,972

0	0	2,671	0	1,209	0	1,000	5,836

203	244	3,524	956	3,800	613	3,580	14,808

$183,028	$215,859	$789,031	$807,457	$2,074,620	$568,917	$2,163,715	$7,368,556

$50.07	$22.10

		$13.78	$11.89			$12.93	$12.00

		12.69	11.90	$11.55	$9.02	13.44	12.46

		12.25	11.25	10.96	9.78	12.66	11.87

				13.58		11.10	10.70

		12.44	11.39

		12.41	11.36	11.86		10.79	10.43

		14.14		13.11		11.66	11.03

							10.45

3,657	9,766

		28,683	20,319			71,244	194,252

		5,620	7,653	106,076	48,928	47,127	242,647

		25,327	38,363	74,438	13,039	46,444	152,562

				596		326	413

		33	71

		465	3,733	959		532	6,428

		431		988		997	11,062

							898

MONY

Variable Account A

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class	PROFUNDS VP Bear Portfolio— Investor Class	PROFUNDS VP Rising Rates Opportunity Portfolio— Investor Class	PROFUNDS VP Ultra Bull Portfolio— Investor Class

ASSETS

Shares held in respective Funds	259,442	1,033	26,664	34,413

Investments at cost	$2,063,398	$37,359	$639,227	$660,323

Investments in respective Funds, at net asset value	$2,402,429	$32,940	$621,808	$763,625

Amount due from MONY America	374	0	0	0

Amount due from respective Funds	2,774	44	798	985

Total Assets	2,405,577	32,984	622,606	764,610

LIABILITIES

Amount due to MONY America	2,774	44	798	985

Amount due to respective Funds	374	0	0	0

Total Liabilities	3,148	44	798	985

Net Assets	$2,402,429	$32,940	$621,808	$763,625

Unit Values:

MONY Master

MONY Value Master

MONY Custom Master		$8.65	$10.61	$12.21

MONY Variable Annuity Option 1	$10.67		9.04	12.21

MONY Variable Annuity Option 2	11.19	8.13	10.15	13.44

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1	13.14		9.78	14.37

MONY Variable Annuity L Share Option 2	11.39			12.76

MONY Variable Annuity L Share Option 3	11.36		9.24	12.73

MONY Variable Annuity C Share Option 1	12.63

MONY Variable Annuity C Share Option 2			9.27	12.76

MONY Variable Annuity C Share Option 3

Units Outstanding:*

MONY Master

MONY Value Master

MONY Custom Master		265	25,229	8,950

MONY Variable Annuity Option 1	107,104		3,642	4,926

MONY Variable Annuity Option 2	107,358	3,769	29,416	27,757

MONY Variable Annuity Option 3

MONY Variable Annuity L Share Option 1	96		167	33

MONY Variable Annuity L Share Option 2	71			33

MONY Variable Annuity L Share Option 3	2,445		1,829	16,876

MONY Variable Annuity C Share Option 1	2,224

MONY Variable Annuity C Share Option 2			455	424

MONY Variable Annuity C Share Option 3

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account A

STATEMENT OF OPERATIONS

	Enterprise Balanced Portfolio	Enterprise Capital Appreciation Portfolio	Enterprise Deep Value Portfolio	Enterprise Equity Portfolio	Enterprise Emerging Countries Portfolio	Enterprise Equity Income Portfolio
	For the period ended February 28,*** 2003	For the year ended December 31, 2003	For the period May 29, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period ended February 28,*** 2003	For the year ended December 31, 2003

Income:

Dividend income	$42,754	$0	$1,119	$0	$0	$47,970

Expenses:

Mortality and expense risk charges	(3,590)	(65,825)	(700)	(375,863)	(65)	(42,622)

Net investment income (loss)	39,164	(65,825)	419	(375,863)	(65)	5,348

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(7,546)	(384,073)	98	(3,900,230)	(90)	(75,730)

Realized gain distributions	0	0	1,563	0	0	0

Realized gain (loss)	(7,546)	(384,073)	1,661	(3,900,230)	(90)	(75,730)

Change in unrealized appreciation (depreciation)	(70,723)	1,776,204	17,453	15,951,711	(407)	837,038

Net increase (decrease) in net assets resulting from operations	$(39,105)	$1,326,306	$19,533	$11,675,618	$(562)	$766,656

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Growth & Income Portfolio	Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Mid-Cap Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period ended February 28,*** 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$98,977	$74,408	$392	$213,820	$23,313	$0	$0	$806,031

(131,056)	(227,923)	(1,279)	(107,088)	(62,033)	(546)	(75,370)	(896,501)

(32,079)	(153,515)	(887)	106,732	(38,720)	(546)	(75,370)	(90,470)

(709,790)	(934,902)	5,283	(143,202)	(916,309)	(5,684)	(820,277)	(8,135,926)

0	0	0	0	0	0	0	0

(709,790)	(934,902)	5,283	(143,202)	(916,309)	(5,684)	(820,277)	(8,135,926)

3,039,710	3,686,119	18,841	1,596,941	2,228,821	(1,228)	2,436,991	20,738,867

$2,297,841	$2,597,702	$23,237	$1,560,471	$1,273,792	$(7,458)	$1,541,344	$12,512,471

MONY

Variable Account A

STATEMENT OF OPERATIONS (continued)

	Enterprise Small Company Growth Portfolio	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise WorldWide Growth Portfolio	Enterprise Mergers & Acquisitions Portfolio	Enterprise Short Duration Bond Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period ended February 28,*** 2003	For the period May 12, 2003** through December 31, 2003	For the period June 5, 2003** through December 31, 2003

Income:

Dividend income	$0	$34,599	$41,729	$0	$0	$9,499

Expenses:

Mortality and expense risk charges	(76,000)	(419,183)	(19,242)	(84)	(498)	(2,181)

Net investment income (loss)	(76,000)	(384,584)	22,487	(84)	(498)	7,318

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(343,760)	(1,505,845)	23,497	(267)	781	(83)

Realized gain distributions	0	0	28,544	0	665	0

Realized gain (loss)	(343,760)	(1,505,845)	52,041	(267)	1,446	(83)

Change in unrealized appreciation (depreciation)	1,519,514	12,193,395	(16,510)	(1,986)	2,910	(5,773)

Net increase (decrease) in net assets resulting from operations	$1,099,754	$10,302,966	$58,018	$(2,337)	$3,858	$1,462

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio	MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund—Series I
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period May 27, 2003** through December 31, 2003

$612	$132	$403	$489,664	$468,957	$290,054	$909,335	$237

(709)	(464)	(260)	(266,143)	(132,223)	(423,060)	(219,948)	(2,605)

(97)	(332)	143	223,521	336,734	(133,006)	689,387	(2,368)

(26,584)	(2,796)	(704)	396,911	254,157	0	580,462	729

0	0	0	0	0	0	6,291	0

(26,584)	(2,796)	(704)	396,911	254,157	0	586,753	729

40,274	12,944	5,579	(552,481)	(391,593)	0	(741,886)	70,288

$13,593	$9,816	$5,018	$67,951	$199,298	$(133,006)	$534,254	$68,649

MONY

Variable Account A

STATEMENT OF OPERATIONS (continued)

	AIM Mid Cap Growth Core Equity Fund—Series I	Alger American Balanced Portfolio— Class O	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class	Dreyfus IP Small Cap Stock Index Portfolio— Service Class
	For the period May 27, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period July 14, 2003** through December 31, 2003

Income:

Dividend income	$0	$19,795	$0	$1,914	$164,030	$161

Expenses:

Mortality and expense risk charges	(866)	(11,740)	(11,633)	(24,281)	(149,393)	(282)

Net investment income (loss)	(866)	8,055	(11,633)	(22,367)	14,637	(121)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	1,181	5,159	6,905	(379,333)	(936,204)	2,007

Realized gain distributions	1,364	0	0	0	0	514

Realized gain (loss)	2,545	5,159	6,905	(379,333)	(936,204)	2,521

Change in unrealized appreciation (depreciation)	12,967	148,738	327,779	789,651	3,558,517	4,691

Net increase (decrease) in net assets resulting from operations	$14,646	$161,952	$323,051	$387,951	$2,636,950	$7,091

**	Commencement of operations

See notes to financial statements.

Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II Contrafund Portfolio— Service Class	Fidelity VIP III Growth Opportunities Portfolio— Service Class	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period June 4, 2003** through December 31, 2003	For the period May 15, 2003** through December 31, 2003	For the period June 13, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$9,236	$24,061	$14,131	$147	$570	$657	$946	$0

(63,102)	(88,635)	(30,517)	(1,661)	(1,934)	(524)	(1,403)	(5,439)

(53,866)	(64,574)	(16,386)	(1,514)	(1,364)	133	(457)	(5,439)

(462,227)	(207,322)	(154,730)	1,566	2,631	(2,825)	(130)	2,422

0	0	0	0	1,860	0	0	0

(462,227)	(207,322)	(154,730)	1,566	4,491	(2,825)	(130)	2,422

1,782,273	1,845,236	732,004	44,435	36,098	1,733	27,959	105,664

$1,266,180	$1,573,340	$560,888	$44,487	$39,225	$(959)	$27,372	$102,647

MONY

Variable Account A

STATEMENT OF OPERATIONS (continued)

	INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series International Growth Portfolio— Service Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$0	$213,235	$17,712	$978	$51,778	$10,346

Expenses:

Mortality and expense risk charges	(1,075)	(60,046)	(133,617)	(50,199)	(4,345)	(14,835)	(14,820)

Net investment income (loss)	(1,075)	(60,046)	79,618	(32,487)	(3,367)	36,943	(4,474)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(1,175)	(1,346,758)	(340,364)	(497,983)	(341)	19,345	445,605

Realized gain distributions	0	0	0	0	0	0	0

Realized gain (loss)	(1,175)	(1,346,758)	(340,364)	(497,983)	(341)	19,345	445,605

Change in unrealized appreciation (depreciation)	23,194	2,683,867	1,407,190	1,168,640	71,109	(7,821)	50,090

Net increase (decrease) in net assets resulting from operations	$20,944	$1,277,063	$1,146,444	$638,170	$67,401	$48,467	$491,221

See notes to financial statements.

Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	Lord Abbett Bond- Debenture- Portfolio— Class VC	Lord Abbett Growth & Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid-Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class	MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$77,606	$99,757	$24,000	$11,238	$0	$0	$22,185	$3,315

(94,918)	(20,987)	(29,373)	(18,769)	(2,645)	(3,679)	(19,705)	(2,132)

(17,312)	78,770	(5,373)	(7,531)	(2,645)	(3,679)	2,480	1,183

(1,344,498)	55,315	9,219	(9,453)	10,590	669	18,314	664

0	21,669	0	23,233	0	0	0	0

(1,344,498)	76,984	9,219	13,780	10,590	669	18,314	664

2,782,338	100,602	686,557	384,110	52,470	90,891	223,328	49,248

$1,420,528	$256,356	$690,403	$390,359	$60,415	$87,881	$244,122	$51,095

MONY

Variable Account A

STATEMENT OF OPERATIONS (continued)

	UIF Emerging Markets Equity Portfolio— Class I	UIF Global Value Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I	PIMCO Advisors VIT OpCap Equity Portfolio	PIMCO Advisors VIT OpCap Managed Portfolio

	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$0	$0	$4,099	$25,437

Expenses:

Mortality and expense risk charges	(2,287)	(3,856)	(24,413)	(3,891)	(18,303)

Net investment income (loss)	(2,287)	(3,856)	(24,413)	208	7,134

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	112,517	72,777	(37,703)	(11,186)	(3,390)

Realized gain distributions	0	0	0	0	0

Realized gain (loss)	112,517	72,777	(37,703)	(11,186)	(3,390)

Change in unrealized appreciation (depreciation)	13,536	47,670	576,835	88,163	274,093

Net increase (decrease) in net assets resulting from operations	$123,766	$116,591	$514,719	$77,185	$277,837

**	Commencement of operations.

See notes to financial statements.

PIMCO Advisors VIT OpCap Small Cap Portfolio	PIMCO Advisors VIT OpCap U.S. Government Income Portfolio	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio — Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio	PIMCO Global Bond Portfolio— Administrative Class	PIMCO Real Return Portfolio— Administrative Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the period May 9, 2003** through December 31, 2003	For the period May 6, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$118	$5,882	$0	$0	$0	$10,952	$38,715	$171,326

(2,041)	(2,531)	(1,945)	(2,717)	(15,070)	(4,742)	(24,997)	(87,424)

(1,923)	3,351	(1,945)	(2,717)	(15,070)	6,210	13,718	83,902

(19,883)	(13,464)	1,484	2,453	(23,997)	2,496	80,120	186,904

0	2,398	0	0	0	0	12,552	155,424

(19,883)	(11,066)	1,484	2,453	(23,997)	2,496	92,672	342,328

67,960	8,083	77,092	59,248	423,228	71,476	96,156	16,092

$46,154	$368	$76,631	$58,984	$384,161	$80,182	$202,546	$442,322

MONY

Variable Account A

STATEMENT OF OPERATIONS (continued)

	PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class	PROFUNDS VP Bear Portfolio— Investor Class	PROFUNDS VP Rising Rates Opportunity Portfolio— Investor Class	PROFUNDS VP Ultra Bull Portfolio— Investor Class
	For the year ended December 31, 2003	For the period May 23, 2003** through December 31, 2003	For the period June 5, 2003** through December 31, 2003	For the period May 29, 2003** through December 31, 2003

Income:

Dividend income	$35,920	$0	$0	$0

Expenses:

Mortality and expense risk charges	(17,709)	(216)	(2,454)	(2,203)

Net investment income (loss)	18,211	(216)	(2,454)	(2,203)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	1,907	(272)	(447)	7,856

Realized gain distributions	0	0	0	0

Realized gain (loss)	1,907	(272)	(447)	7,856

Change in unrealized appreciation (depreciation)	367,676	(4,419)	(17,420)	103,302

Net increase (decrease) in net assets resulting from operations	$387,794	$(4,907)	$(20,321)	$108,955

**	Commencement of operations

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS

	Enterprise Balanced Portfolio		Enterprise Capital Appreciation Portfolio		Enterprise Deep Value Portfolio
	For the period ended February 28,*** 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period May 29, 2003** through December 31, 2003
From operations:

Net investment income (loss)	$39,164	$9,805	$(65,825)	$(71,267)	$419

Net realized gain (loss)	(7,546)	(52,171)	(384,073)	(401,490)	1,661

Net change in unrealized appreciation (depreciation)	(70,723)	(218,275)	1,776,204	(523,775)	17,453

Net increase (decrease) in net assets from operations	(39,105)	(260,641)	1,326,306	(996,532)	19,533

Contract transactions:

Payments received from contract owners	2,214	80,391	153,755	179,695	131,557

Transfers between subaccounts, net	(1,600,159)	(166,673)	501,406	(226,295)	136,655

Transfers for contract benefits and terminations	(26,572)	(174,680)	(711,731)	(392,571)	(198)

Annual contract charges	0	0	0	0	(11)

Net increase (decrease) from contract transactions	(1,624,517)	(260,962)	(56,570)	(439,171)	268,003

Net increase (decrease) in net assets	(1,663,622)	(521,603)	1,269,736	(1,435,703)	287,536

Net assets beginning of period	1,663,622	2,185,225	4,333,998	5,769,701	0

Net assets end of period	$0	$1,663,622	$5,603,734	$4,333,998	$287,536

Units issued during the period	2,196	19,140	139,994	61,521	25,957

Units redeemed during the period	(203,666)	(50,421)	(150,688)	(127,242)	(332)

Net units issued (redeemed) during period	(201,470)	(31,281)	(10,694)	(65,721)	25,625

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Equity Portfolio		Enterprise Emerging Countries Portfolio		Enterprise Equity Income Portfolio		Enterprise Growth & Income Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2002	For the period ended February 28,*** 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(375,863)	$(422,364)	$(65)	$(260)	$5,348	$(4,494)	$(32,079)	$(30,356)

(3,900,230)	(11,506,243)	(90)	(3,268)	(75,730)	(154,954)	(709,790)	(1,181,869)

15,951,711	(743,062)	(407)	(6,393)	837,038	(424,647)	3,039,710	(2,753,282)

11,675,618	(12,671,669)	(562)	(9,921)	766,656	(584,095)	2,297,841	(3,965,507)

538,978	778,077	100	600	597,524	530,299	596,325	1,125,087

1,156,572	(2,336,245)	(28,469)	26,379	235,014	96,810	180,584	(897,927)

(3,368,529)	(5,253,979)	(402)	(2,109)	(345,531)	(296,950)	(1,055,810)	(1,173,663)

(16,102)	(17,765)	0	0	(52)	0	(226)	0

(1,689,081)	(6,829,912)	(28,771)	24,870	486,955	330,159	(279,127)	(946,503)

9,986,537	(19,501,581)	(29,333)	14,949	1,253,611	(253,936)	2,018,714	(4,912,010)

23,998,367	43,499,948	29,333	14,384	2,801,734	3,055,670	9,493,790	14,405,800

$33,984,904	$23,998,367	$0	$29,333	$4,055,345	$2,801,734	$11,512,504	$9,493,790

300,310	212,084	11	5,067	139,128	124,063	216,696	250,721

(411,707)	(817,238)	(3,294)	(3,107)	(88,315)	(96,172)	(287,039)	(433,989)

(111,397)	(605,154)	(3,283)	1,960	50,813	27,891	(70,343)	(183,268)

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Growth Portfolio		Enterprise Global Socially Responsive Portfolio		Enterprise High-Yield Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period ended April 4, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:

Net investment income (loss)	$(153,515)	$(158,986)	$(887)	$(175)	$106,732	$576,567

Net realized gain (loss)	(934,902)	(1,214,573)	5,283	(669)	(143,202)	(462,037)

Net change in unrealized appreciation (depreciation)	3,646,119	(3,324,670)	18,841	(4,527)	1,596,941	(146,767)

Net increase (decrease) in net assets from operations	2,597,702	(4,698,229)	23,237	(5,371)	1,560,471	(32,237)

Contract transactions:

Payments received from contract owners	2,213,830	1,908,807	38,081	71,310	106,877	262,540

Transfers between subaccounts, net	2,932,497	(516,388)	17,702	4	766,451	299,172

Transfers for contract benefits and terminations	(2,003,393)	(1,648,801)	(582)	(4,307)	(1,285,348)	(1,275,514)

Annual contract charges	(649)	0	(11)	0	(2,512)	(2,724)

Net increase (decrease) from contract transactions	3,142,285	(256,382)	55,190	67,007	(414,532)	(716,526)

Net increase (decrease) in net assets	5,739,987	(4,954,611)	78,427	61,636	1,145,939	(748,763)

Net assets beginning of period	13,968,324	18,922,935	61,636	0	7,423,777	8,172,540

Net assets end of period	$19,708,311	$13,968,324	$140,063	$61,636	$8,569,716	$7,423,777

Units issued during the period	938,350	420,333	34,244	7,467	115,611	135,603

Units redeemed during the period	(516,328)	(525,174)	(28,570)	(505)	(130,843)	(175,674)

Net units issued (redeemed) during period	422,022	(104,841)	5,674	6,962	(15,232)	(40,071)

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise International Growth Portfolio		Enterprise Mid-Cap Growth Portfolio		Enterprise Multi-Cap Growth Portfolio		Enterprise Managed Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2002	For the period ended February 28,*** 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(38,720)	$(40,618)	$(546)	$(3,773)	$(75,370)	$(89,240)	$(90,470)	$(357,542)

(916,309)	(1,480,000)	(5,684)	(13,774)	(820,277)	(1,202,340)	(8,135,926)	(18,982,511)

2,228,821	152,139	(1,228)	(91,325)	2,436,991	(1,678,939)	20,738,867	(5,565,173)

1,273,792	(1,368,479)	(7,458)	(108,872)	1,541,344	(2,970,519)	12,512,471	(24,905,226)

86,557	170,369	1,115	71,058	450,433	319,904	920,413	2,277,944

21,814	(207,694)	(239,811)	28,306	184,881	(593,348)	(1,603,265)	(5,627,290)

(618,594)	(988,153)	(14,410)	(8,883)	(667,137)	(574,923)	(10,582,517)	(17,880,475)

(3,190)	(3,866)	0	0	(65)	0	(57,521)	(69,517)

(513,413)	(1,029,344)	(253,106)	90,481	(31,888)	(848,367)	(11,322,890)	(21,299,338)

760,379	(2,397,823)	(260,564)	(18,391)	1,509,456	(3,818,886)	1,189,581	(46,204,564)

4,768,975	7,166,798	260,564	278,955	4,811,431	8,630,317	71,771,058	117,975,622

$5,529,354	$4,768,975	$0	$260,564	$6,320,887	$4,811,431	$72,960,639	$71,771,058

67,157	49,673	237	23,150	239,514	95,638	312,642	358,747

(128,328)	(170,117)	(50,916)	(9,384)	(306,914)	(337,399)	(736,260)	(1,143,772)

(61,171)	(120,444)	(50,679)	13,766	(67,400)	(241,761)	(423,618)	(785,025)

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Small Company Growth Portfolio		Enterprise Small Company Value Portfolio		Enterprise Total Return Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 19, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(76,000)	$(89,924)	$(384,584)	$(327,788)	$22,487	$6,376

Net realized gain (loss)	(343,760)	(661,191)	(1,505,845)	(2,879,953)	52,041	14,210

Net change in unrealized appreciation (depreciation)	1,519,514	(1,357,332)	12,193,395	(721,064)	(16,510)	9,409

Net increase (decrease) in net assets from operations	1,099,754	(2,108,447)	10,302,966	(3,928,805)	58,018	29,995

Contract transactions:

Payments received from contract owners	773,990	784,163	2,128,034	2,801,763	779,562	677,831

Transfers between subaccounts, net	(38,302)	(561,269)	1,198,500	(134,516)	295,050	319,607

Transfers for contract benefits and terminations	(522,017)	(875,998)	(4,804,185)	(6,781,781)	(102,811)	(69,791)

Annual contract charges	(162)	0	(17,492)	(20,143)	(248)	0

Net increase (decrease) from contract transactions	213,509	(653,104)	(1,495,143)	(4,134,677)	971,553	927,647

Net increase (decrease) in net assets	1,313,263	(2,761,551)	8,807,823	(8,063,482)	1,029,571	957,642

Net assets beginning of period	5,346,622	8,108,173	30,164,061	38,227,543	957,642	0

Net assets end of period	$6,659,885	$5,346,622	$38,971,884	$30,164,061	$1,987,213	$957,642

Units issued during the period	177,174	157,902	394,587	451,876	158,584	104,836

Units redeemed during the period	(176,275)	(282,825)	(304,402)	(401,921)	(68,350)	(13,979)

Net units issued (redeemed) during period	899	(124,923)	90,185	49,955	90,234	90,857

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise WorldWide Growth Portfolio		Enterprise Mergers & Acquisitions Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio		MONY Series Fund, Inc. Equity Growth Portfolio
For the period ended February 28, 2003***	For the year ended December 31, 2002	For the period May 12, 2003** through December 31, 2003	For the period June 5, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(84)	$(593)	$(498)	$7,318	$(97)	$549	$(332)	$(243)

(267)	(1,484)	1,446	(83)	(26,584)	7,543	(2,796)	(158)

(1,986)	(10,732)	2,910	(5,773)	40,274	(20,894)	12,944	(10,535)

(2,337)	(12,809)	3,858	1,462	13,593	(12,802)	9,816	(10,936)

66	2,822	85,285	564,667	0	0	0	0

(36,793)	(3,694)	69,971	202,942	0	0	0	0

(702)	122	(14,578)	(49,965)	(20,818)	0	(7,446)	0

0	0	(6)	0	(62)	(87)	(60)	(69)

(37,429)	(750)	140,672	717,644	(20,880)	(87)	(7,506)	(69)

(39,766)	(13,559)	144,530	719,106	(7,287)	(12,889)	2,310	(11,005)

39,766	53,325	0	0	60,626	73,515	35,268	46,273

$0	$39,766	$144,530	$719,106	$53,339	$60,626	$37,578	$35,268

10	1,100	15,360	86,166	0	0	0	0

(6,069)	(1,076)	(1,816)	(14,026)	(649)	(2)	(171)	(1)

(6,059)	24	13,544	72,140	(649)	(2)	(171)	(1)

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Series Fund, Inc. Equity Income Portfolio		MONY Series Fund, Inc. Government Securities Portfolio		MONY Series Fund, Inc. Intermediate Term Bond Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$143	$140	$223,521	$233,247	$336,734	$251,131

Net realized gain (loss)	(704)	2,126	396,911	144,481	254,157	104,882

Net change in unrealized appreciation (depreciation)	5,579	(6,094)	(552,481)	471,701	(391,593)	429,912

Net increase (decrease) in net assets from operations	5,018	(3,828)	67,951	849,429	199,298	785,925

Contract transactions:

Payments received from contract owners	0	0	2,946,710	4,765,425	170,940	560,259

Transfers between subaccounts, net	0	0	(2,981,044)	4,941,471	(744,448)	1,786,715

Transfers for contract benefits and terminations	(6,576)	0	(3,222,388)	(2,359,201)	(1,756,450)	(1,607,315)

Annual contract charges	(44)	(48)	(3,812)	(2,747)	(2,332)	(2,467)

Net increase (decrease) from contract transactions	(6,620)	(48)	(3,260,534)	7,344,948	(2,332,290)	737,192

Net increase (decrease) in net assets	(1,602)	(3,876)	(3,192,583)	8,194,377	(2,132,992)	1,523,117

Net assets beginning of period	19,798	23,674	20,580,746	12,386,369	10,720,955	9,197,838

Net assets end of period	$18,196	$19,798	$17,388,163	$20,580,746	$8,587,963	$10,720,955

Units issued during the period	0	0	539,782	973,776	60,987	244,574

Units redeemed during the period	(158)	(1)	(785,223)	(313,360)	(222,386)	(153,936)

Net units issued (redeemed) during period	(158)	(1)	(245,441)	660,416	(161,399)	90,638

**	Commencement of operations

See notes to financial statements.

MONY Series Fund, Inc. Money Market Portfolio		MONY Series Fund, Inc. Long Term Bond Portfolio		AIM Basic Value Fund—Series I	AIM Mid Cap Growth Core Equity Portfolio— Series I	Alger American Balanced Portfolio—Class O
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period May 27, 2003** through December 31, 2003	For the period May 27, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 27, 2002** through December 31, 2002

$(133,006)	$69,147	$689,387	$529,641	$(2,368)	$(866)	$8,055	$(779)

0	0	586,753	73,519	729	2,545	5,159	(9,350)

0	0	(741,886)	1,342,281	70,288	12,967	148,738	(8,179)

(133,006)	69,147	534,254	1,945,441	68,649	14,646	161,952	(18,308)

13,104,665	10,667,536	1,227,336	1,509,073	358,536	156,918	585,055	526,138

(3,447,791)	2,936,450	(1,735,766)	410,179	411,503	76,949	115,730	3,233

(17,399,326)	(19,627,272)	(2,930,628)	(1,905,261)	(4,443)	(1,712)	(32,073)	(6,505)

(9,198)	(8,963)	(4,767)	(4,649)	(5)	0	(200)	0

(7,751,650)	(6,032,249)	(3,443,825)	9,342	765,591	232,155	668,512	522,866

(7,884,656)	(5,963,102)	(2,909,571)	1,954,783	834,240	246,801	830,464	504,558

35,120,482	41,083,584	17,639,799	15,685,016	0	0	504,558	0

$27,235,826	$35,120,482	$14,730,228	$17,639,799	$834,240	$246,801	$1,335,022	$504,558

5,470,915	2,313,451	190,734	299,296	72,096	25,907	95,986	67,334

(5,997,211)	(2,713,411)	(373,095)	(210,249)	(1,021)	(4,491)	(26,638)	(11,574)

(526,296)	(399,960)	(182,361)	89,047	71,075	21,416	69,348	55,760

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Alger American Mid Cap Growth Portfolio—Class O		Dreyfus Socially Responsible Growth Fund—Initial Class		Dreyfus Stock Index Portfolio—Initial Class
	For the year ended December 31, 2003	For the period February 19, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:

Net investment income (loss)	$(11,633)	$(2,234)	$(22,367)	$(28,224)	$14,637	$(3,720)

Net realized gain (loss)	6,905	(16,076)	(379,333)	(452,518)	(936,204)	(1,332,942)

Net change in unrealized appreciation (depreciation)	327,779	(44,423)	789,651	(427,910)	3,558,517	(2,365,410)

Net increase (decrease) in net assets from operations	323,051	(62,733)	387,951	(908,652)	2,636,950	(3,702,072)

Contract transactions:

Payments received from contract owners	541,657	244,324	61,591	251,157	362,606	904,101

Transfers between subaccounts, net	605,299	174,173	(177,483)	(237,458)	(135,915)	(652,317)

Transfers for contract benefits and terminations	(98,269)	(4,275)	(238,734)	(345,442)	(1,405,224)	(1,455,902)

Annual contract charges	(120)	0	0	0	0	0

Net increase (decrease) from contract transactions	1,048,567	414,222	(354,626)	(331,743)	(1,178,533)	(1,204,118)

Net increase (decrease) in net assets	1,371,618	351,489	33,325	(1,240,395)	1,458,417	(4,906,190)

Net assets beginning of period	351,489	0	1,830,039	3,070,434	10,681,422	15,587,612

Net assets end of period	$1,723,107	$351,489	$1,863,364	$1,830,039	$12,139,839	$10,681,422

Units issued during the period	133,900	55,144	43,856	51,213	173,943	251,336

Units redeemed during the period	(25,761)	(9,300)	(111,949)	(117,141)	(364,641)	(469,125)

Net units issued (redeemed) during period	108,139	45,844	(68,093)	(65,928)	(190,698)	(217,789)

**	Commencement of operations

See notes to financial statements.

Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio—Service Class		Fidelity VIP II Contrafund Portfolio—Service Class		Fidelity VIP III Growth Opportunities Portfolio— Service Class		Franklin Income Securities Fund—Class 2
For the period July 14, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period June 4, 2003** through December 31, 2003

$(121)	$(53,866)	$(70,326)	$(64,574)	$(43,133)	$(16,386)	$(10,591)	$(1,514)

2,521	(462,227)	(936,346)	(207,322)	(275,627)	(154,730)	(242,616)	1,566

4,691	1,782,273	(1,275,386)	1,845,236	(489,128)	732,004	(449,364)	44,435

7,091	1,266,180	(2,282,058)	1,573,340	(807,888)	560,888	(702,571)	44,487

64,354	193,797	368,242	221,348	232,365	66,014	120,946	226,449

26,049	(51,449)	(473,905)	(117,130)	(306,876)	36,664	(170,848)	384,208

(922)	(354,899)	(566,910)	(759,169)	(427,839)	(128,564)	(216,345)	(1,743)

(7)	0	0	0	0	0	0	0

89,474	(212,551)	(672,573)	(654,951)	(502,350)	(25,886)	(266,247)	608,914

96,565	1,053,629	(2,954,631)	918,389	(1,310,238)	535,002	(968,818)	653,401

0	4,378,123	7,332,754	6,300,290	7,610,528	2,097,971	3,066,789	0

$96,565	$5,431,752	$4,378,123	$7,218,679	$6,300,290	$2,632,973	$2,097,971	$653,401

11,066	73,422	94,779	88,252	91,741	44,014	23,822	61,708

(2,631)	(118,652)	(224,517)	(176,448)	(164,937)	(51,709)	(74,224)	(3,941)

8,435	(45,230)	(129,738)	(88,196)	(73,196)	(7,695)	(50,402)	57,767

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Franklin Rising Dividends Securities Fund—Class 2	Franklin Securities Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio		INVESCO VIF Health Sciences Portfolio

	For the period May 15, 2003** through December 31, 2003	For the period June 13, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period March 18, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 18, 2002** through December 31, 2002

From operations:

Net investment income (loss)	$(1,364)	$133	$(457)	$126	$(5,439)	$(1,692)

Net realized gain (loss)	4,491	(2,825)	(130)	(1,890)	2,422	(3,555)

Net change in unrealized appreciation (depreciation)	36,098	1,733	27,959	0	105,664	(26,430)

Net increase (decrease) in net assets from operations	39,225	(959)	27,372	(1,764)	102,647	(31,677)

Contract transactions:

Payments received from contract owners	178,929	94,526	75,060	62,819	202,731	309,348

Transfers between subaccounts, net	274,533	55,693	8,153	(3,137)	21,675	17,833

Transfers for contract benefits and terminations	(5,338)	(22,268)	(3,113)	(1,574)	(5,646)	(4,110)

Annual contract charges	(2)	0	(31)	0	(63)	0

Net increase (decrease) from contract transactions	448,122	127,951	80,069	58,108	218,697	323,071

Net increase (decrease) in net assets	487,347	126,992	107,441	56,344	321,344	291,394

Net assets beginning of period	0	0	56,344	0	291,394	0

Net assets end of period	$487,347	$126,992	$163,785	$56,344	$612,738	$291,394

Units issued during the period	46,190	18,491	17,877	9,405	34,233	40,831

Units redeemed during the period	(5,171)	(5,404)	(9,292)	(2,646)	(9,718)	(3,804)

Net units issued (redeemed) during period	41,019	13,087	8,585	6,759	24,515	37,027

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio		Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class		Janus Aspen Series Balanced Portfolio—Institutional Class		Janus Aspen Series Capital Appreciation Portfolio—Institutional Class		Janus Aspen Series Capital Appreciation Portfolio—Service Class
For the year ended December 31, 2003	For the period April 4, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 26, 2002** through December 31, 2002

$(1,075)	$(94)	$(60,046)	$(69,476)	$79,618	$120,511	$(32,487)	$(35,958)	$(3,367)	$(714)

(1,175)	(1,583)	(1,346,758)	(1,993,041)	(340,364)	(430,944)	(497,983)	(541,403)	(341)	(106)

23,194	(2,678)	2,683,867	158,117	1,407,190	(682,720)	1,168,640	(283,187)	71,109	(14,022)

20,944	(4,355)	1,277,063	(1,904,400)	1,146,444	(993,153)	638,170	(860,548)	67,401	(14,842)

102,478	18,593	204,044	281,040	135,636	696,565	169,021	242,648	286,290	170,606

7,518	2,507	(296,777)	(495,022)	(703,718)	(378,396)	(299,092)	(292,868)	80,980	550

(1,125)	(518)	(414,639)	(512,192)	(1,165,040)	(1,448,418)	(496,298)	(421,789)	(17,602)	(938)

(3)	0	0	0	0	0	0	0	(115)	0

108,868	20,582	(507,372)	(726,174)	(1,733,122)	(1,130,249)	(626,368)	(472,009)	349,553	170,218

129,812	16,227	769,691	(2,630,574)	(586,678)	(2,123,402)	11,802	(1,332,557)	416,954	155,376

16,227	0	4,114,617	6,745,191	10,386,312	12,509,714	3,825,585	5,158,142	155,376	0

$146,039	$16,227	$4,884,308	$4,114,617	$9,799,634	$10,386,312	$3,837,387	$3,825,585	$572,330	$155,376

16,210	4,841	174,726	116,845	56,063	162,130	53,650	66,858	52,266	17,626

(5,140)	(2,561)	(320,166)	(335,284)	(249,240)	(295,443)	(165,889)	(153,853)	(15,568)	(188)

11,070	2,280	(145,440)	(218,439)	(193,177)	(133,313)	(112,239)	(86,995)	36,698	17,438

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Janus Aspen Series Flexible Income Portfolio—Service Class		Janus Aspen Series International Growth Portfolio—Service Class		Janus Aspen Series WorldWide Growth Portfolio—Institutional Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$36,943	$10,969	$(4,474)	$(122)	$(17,312)	$(43,977)

Net realized gain (loss)	19,345	3,398	445,605	(22,035)	(1,344,498)	(1,441,188)

Net change in unrealized appreciation (depreciation)	(7,821)	14,524	50,090	(3,715)	2,782,338	(1,413,064)

Net increase (decrease) in net assets from operations	48,467	28,891	491,221	(25,872)	1,420,528	(2,898,229)

Contract transactions:

Payments received from contract owners	1,002,091	673,799	673,944	416,358	204,112	281,138

Transfers between subaccounts, net	(63,343)	(3,014)	(210,896)	7,651	(600,069)	(788,635)

Transfers for contract benefits and terminations	(105,571)	(6,841)	8,626	(4,420)	(675,828)	(767,044)

Annual contract charges	(194)	0	(194)	0	0	0

Net increase (decrease) from contract transactions	832,983	663,944	471,480	419,589	(1,071,785)	(1,274,541)

Net increase (decrease) in net assets	881,450	692,835	962,701	393,717	348,743	(4,172,770)

Net assets beginning of period	692,835	0	393,717	0	7,153,159	11,325,929

Net assets end of period	$1,574,285	$692,835	$1,356,418	$393,717	$7,501,902	$7,153,159

Units issued during the period	111,755	71,918	2,351,625	74,063	132,060	79,950

Units redeemed during the period	(36,399)	(7,456)	(2,273,453)	(24,606)	(373,983)	(356,455)

Net units issued (redeemed) during period	75,356	64,462	78,172	49,457	(241,923)	(276,505)

**	Commencement of operations

See notes to financial statements.

Lord Abbett Bond- Debenture-Portfolio—Class VC		Lord Abbett Growth & Income Portfolio—Class VC		Lord Abbett Mid-Cap Value Portfolio—Class VC		MFS Mid-Cap Growth Portfolio—Initial Class
For the year ended December 31, 2003	For the period February 19, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 11, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 1, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 13, 2002** through December 31, 2002

$78,770	$13,999	$(5,373)	$(82)	$(7,531)	$163	$(2,645)	$(427)

76,984	5,716	9,219	(29,375)	13,780	(26,015)	10,590	(5,557)

100,602	10,441	686,557	(65,946)	384,110	(2,337)	52,470	(3,323)

256,356	30,156	690,403	(95,403)	390,359	(28,189)	60,415	(9,307)

1,386,021	919,299	1,312,409	729,911	639,513	610,776	216,864	87,323

214,967	(534)	1,416,609	361,689	756,224	205,040	96,537	(3,626)

(65,147)	(57,693)	(306,014)	(6,756)	(92,331)	(50,512)	(10,834)	(301)

(359)	0	(277)	0	(110)	0	(83)	0

1,535,482	861,072	2,422,727	1,084,844	1,303,296	765,304	302,484	83,396

1,791,838	891,228	3,113,130	989,441	1,693,655	737,115	362,899	74,089

891,228	0	989,441	0	737,115	0	74,089	0

$2,683,066	$891,228	$4,102,571	$989,441	$2,430,770	$737,115	$436,988	$74,089

203,335	111,099	329,654	156,882	168,482	104,843	39,358	12,577

(68,650)	(26,977)	(67,148)	(37,288)	(26,417)	(20,768)	(7,847)	(1,646)

134,685	84,122	262,506	119,594	142,065	84,075	31,511	10,931

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MFS New Discovery Portfolio—Initial Class		MFS Total Return Portfolio—Initial Class		MFS Utilities Portfolio—Initial Class
	For the year ended December 31, 2003	For the period February 19, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 1, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 26, 2002** through December 31, 2002
From operations:

Net investment income (loss)	$(3,679)	$(441)	$2,480	$(1,485)	$1,183	$(246)

Net realized gain (loss)	669	(6,205)	18,314	(25,147)	664	(6,069)

Net change in unrealized appreciation (depreciation)	90,891	(2,817)	223,328	52	49,248	1,378

Net increase (decrease) in net assets from operations	87,881	(9,463)	244,122	(26,580)	51,095	(4,937)

Contract transactions:

Payments received from contract owners	188,444	89,868	1,322,291	901,856	97,575	103,269

Transfers between subaccounts, net	141,122	210	145,408	21,149	22,775	(5,828)

Transfers for contract benefits and terminations	(7,449)	(1,294)	(280,285)	(23,408)	(4,997)	(4,206)

Annual contract charges	(54)	0	(314)	0	(29)	0

Net increase (decrease) from contract transactions	322,063	88,784	1,187,100	899,597	115,324	93,235

Net increase (decrease) in net assets	409,944	79,321	1,431,222	873,017	166,419	88,298

Net assets beginning of period	79,321	0	873,017	0	88,298	0

Net assets end of period	$489,265	$79,321	$2,304,239	$873,017	$254,717	$88,298

Units issued during the period	43,237	13,195	192,178	139,621	12,912	16,495

Units redeemed during the period	(6,346)	(2,714)	(69,318)	(45,283)	(1,239)	(5,842)

Net units issued (redeemed) during period	36,891	10,481	122,860	94,338	11,673	10,653

**	Commencement of operations

See notes to financial statements.

UIF Emerging Markets Equity Portfolio—Class I		UIF Global Value Equity Portfolio—Class I		UIF U.S. Real Estate Portfolio—Class I		PIMCO Advisors VIT OpCap Equity Portfolio
For the year ended December 31, 2003	For the period March 14, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period March 11, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 19, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(2,287)	$(186)	$(3,856)	$224	$(24,413)	$28,561	$208	$(1,207)

112,517	(135)	72,777	(345)	(37,703)	(5,162)	(11,186)	(10,465)

13,536	(3,320)	47,670	(5,415)	576,835	(81,562)	88,163	(74,407)

123,766	(3,641)	116,591	(5,536)	514,719	(58,163)	77,185	(86,079)

115,487	37,255	51,578	113,523	837,970	693,480	0	0

(14,218)	5,032	7,013	7,081	823,355	513,841	31,560	(3,025)

(1,431)	(172)	16,562	(4,405)	(173,580)	(53,676)	(30,916)	(40,297)

(33)	0	(28)	0	(279)	0	(117)	(113)

99,805	42,115	75,125	116,199	1,487,466	1,153,645	527	(43,435)

223,571	38,474	191,716	110,663	2,002,185	1,095,482	77,712	(129,514)

38,474	0	110,663	0	1,095,482	0	283,849	413,363

$262,045	$38,474	$302,379	$110,663	$3,097,667	$1,095,482	$361,561	$283,849

1,045,448	5,100	276,053	14,359	262,383	151,200	1,079	198

(1,028,704)	(429)	(261,240)	(541)	(136,312)	(35,147)	(1,055)	(1,237)

16,744	4,671	14,813	13,818	126,071	116,053	24	(1,039)

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	PIMCO Advisors VIT OpCap Managed Portfolio		PIMCO Advisors VIT OpCap Small Cap Portfolio		PIMCO Advisors VIT OpCap U.S. Government Income Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:

Net investment income (loss)	$7,134	$16,942	$(1,923)	$(2,946)	$3,351	$5,750

Net realized gain (loss)	(3,390)	(107,375)	(19,883)	38,146	(11,066)	(4,315)

Net change in unrealized appreciation (depreciation)	274,093	(256,070)	67,960	(97,408)	8,083	14,163

Net increase (decrease) in net assets from operations	277,837	(346,503)	46,154	(62,208)	368	15,598

Contract transactions:

Payments received from contract owners	11,999	12,000	0	0	0	0

Transfers between subaccounts, net	43,523	9,445	(55,749)	(12,000)	19,145	0

Transfers for contract benefits and terminations	(3,884)	(595,456)	(11,803)	(2,954)	(4,824)	(4,771)

Annual contract charges	(827)	(892)	(124)	(121)	(93)	(94)

Net increase (decrease) from contract transactions	50,811	(574,903)	(67,676)	(15,075)	14,228	(4,865)

Net increase (decrease) in net assets	328,648	(921,406)	(21,522)	(77,283)	14,596	10,733

Net assets beginning of period	1,348,164	2,269,570	204,550	281,833	201,263	190,530

Net assets end of period	$1,676,812	$1,348,164	$183,028	$204,550	$215,859	$201,263

Units issued during the period	1,089	2,129	0	89	1,076	0

Units redeemed during the period	(102)	(13,118)	(2,100)	(469)	(424)	(232)

Net units issued (redeemed) during period	987	(10,989)	(2,100)	(380)	652	(232)

**	Commencement of operations

See notes to financial statements.

Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio		PBHG Select Value Portfolio
For the period May 9, 2003** through December 31, 2003	For the period May 6, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 19, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 27, 2002** through December 31, 2002

$(1,945)	$(2,717)	$(15,070)	$(3,336)	$6,210	$937

1,484	2,453	(23,997)	(19,334)	2,496	(17,093)

77,092	59,248	423,228	(19,601)	71,476	(1,827)

76,631	58,984	384,161	(42,271)	80,182	(17,983)

361,678	399,630	1,005,184	693,633	261,471	274,041

352,288	349,666	182,198	(12,487)	(169)	4,788

(1,566)	(813)	(115,108)	(20,497)	(18,667)	(14,654)

0	(10)	(193)	0	(92)	0

712,400	748,473	1,072,081	660,649	242,543	264,175

789,031	807,457	1,456,242	618,378	322,725	246,192

0	0	618,378	0	246,192	0

$789,031	$807,457	$2,074,620	$618,378	$568,917	$246,192

61,634	76,883	133,675	85,768	40,303	42,944

(1,075)	(6,744)	(22,752)	(13,635)	(9,924)	(11,357)

60,559	70,139	110,923	72,133	30,379	31,587

MONY

Variable Account A

STATEMENT OF CHANGES IN NET ASSETS (continued)

	PIMCO Global Bond Portfolio—Administrative Class		PIMCO Real Return Portfolio—Administrative Class
	For the year ended December 31, 2003	For the period February 19, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 13, 2002** through December 31, 2002
From operations:

Net investment income (loss)	$13,718	$6,121	$83,902	$48,630

Net realized gain (loss)	92,672	10,385	342,328	47,478

Net change in unrealized appreciation (depreciation)	96,156	65,745	16,092	150,748

Net increase (decrease) in net assets from operations	202,546	82,251	442,322	246,856

Contract transactions:

Payments received from contract owners	850,636	536,640	3,050,200	2,647,111

Transfers between subaccounts, net	(128,552)	769,701	97,439	2,217,727

Transfers for contract benefits and terminations	(105,019)	(44,267)	(1,107,954)	(224,471)

Annual contract charges	(221)	0	(674)	0

Net increase (decrease) from contract transactions	616,844	1,262,074	2,039,011	4,640,367

Net increase (decrease) in net assets	819,390	1,344,325	2,481,333	4,887,223

Net assets beginning of period	1,344,325	0	4,887,223	0

Net assets end of period	$2,163,715	$1,344,325	$7,368,556	$4,887,223

Units issued during the period	153,445	126,120	471,306	523,501

Units redeemed during the period	(102,983)	(9,912)	(295,459)	(91,086)

Net units issued (redeemed) during period	50,462	116,208	175,847	432,415

**	Commencement of operations

See notes to financial statements.

PIMCO StocksPLUS Growth & Income Portfolio—Administrative Class		PROFUNDS VP Bear Portfolio— Investor Class	PROFUNDS VP Rising Rates Opportunity Portfolio— Investor Class	PROFUNDS VP Ultra Bull Portfolio— Investor Class
For the year ended December 31, 2003	For the period February 19, 2002** through December 31, 2002	For the period May 23, 2003** through December 31, 2003	For the period June 5, 2003** through December 31, 2003	For the period May 29, 2003** through December 31, 2003

$18,211	$8,742	$(216)	$(2,454)	$(2,203)

1,907	(26,217)	(272)	(447)	7,856

367,676	(28,645)	(4,419)	(17,420)	103,302

387,794	(46,120)	(4,907)	(20,321)	108,955

1,235,501	823,035	34,913	315,791	526,941

130,739	(55,428)	17,683	327,404	129,757

(62,378)	(10,415)	(14,749)	(1,066)	(2,026)

(299)	0	0	0	(2)

1,303,563	757,192	37,847	642,129	654,670

1,691,357	711,072	32,940	621,808	763,625

711,072	0	0	0	0

$2,402,429	$711,072	$32,940	$621,808	$763,625

162,345	102,719	5,530	66,678	76,114

(27,511)	(18,253)	(1,496)	(5,940)	(17,115)

134,834	84,466	4,034	60,738	58,999

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business:

MONY Variable Account A (the "Variable Account") is a separate investment account established on November 28, 1990 by MONY Life Insurance Company ("MONY"), under the laws of the State of New York.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY's other assets and, at present, is used to support Flexible Payment Variable Annuity policies (MONY Master, MONY Value Master, MONY Custom Master and MONY Variable Annuity), collectively the “Variable Annuity Policies”. These policies are issued by MONY.

There are currently seventy subaccounts within MONY Variable Account A. Each subaccount invests only in a corresponding portfolio of the Alger American Fund, Enterprise Accumulation Trust ("Enterprise"), Dreyfus Investment Portfolios, Dreyfus Stock Index Portfolio, Dreyfus Socially Responsible Growth Fund, Fidelity Variable Insurance Products, INVESCO Variable Insurance Funds, Janus Aspen Series, Lord Abbett Series Fund, MFS Variable Insurance Trust, MONY Series Fund, Inc. (the "Fund"), PIMCO Advisors-VIT, AIM Variable Insurance Funds, Franklin Templeton Variable Insurance Products Trust, PROFUNDS, The Universal Institutional Funds, Inc., Oppenheimer Variable Account, PBHG Insurance Series Fund and PIMCO Variable Insurance Trust (collectively, the "Funds"). The Funds are registered under the 1940 Act as open-end, management investment companies. The Fund and Enterprise are affiliated with MONY.

During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial statements for the years ended December 31, 2003 and 2002 are presented for each portfolio of the Funds rather than each Variable Annuity Policy as if the subaccounts were combined on January 1, 2002. Combining these subaccounts had no effect on the net assets of the subaccounts or the unit values of the Variable Annuity Policies.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY to the policyholders.

2.  Significant Accounting Policies:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds' portfolios is stated at value which is the net asset value of the respective portfolio as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

income and distributions of net realized gains are recorded on ex-dividend date. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY is currently taxed as a life insurance company and will include the Variable Account's operations in its tax return. MONY does not expect, based upon current tax law, to incur any income tax burden upon the earnings or realized gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for Federal income tax purposes.

3.  Related Party Transactions:

MONY is the legal owner of the assets of the Variable Account.

Purchase payments received from MONY by the Variable Account represent gross purchase payments recorded by MONY less deductions retained as compensation for any premium taxes.

With respect to certain variable contracts, a periodic deduction is made from the cash value of the contract for the Annual Contract Charge. A surrender charge may be imposed by MONY when a full or partial surrender is requested by the policyholders. These deductions are treated by the Variable Account as contractholder redemptions. For the year ended December 31, 2003, the aggregate amount deducted for such purposes for all subaccounts within the Variable Account was $43,191,010.

MONY receives from the Variable Account amounts deducted for mortality and expense risks at annual rates ranging from 1.20% to 2.42% of the average daily net assets of each of the respective subaccounts within the Variable Account.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY Life Insurance Company of America (“MONY America”), a wholly-owned subsidiary of MONY, receive fees directly from certain Funds for maintaining and servicing policyholders' accounts. During the year ended December 31, 2003, MONY received $145,623 in aggregate from certain Funds in connection with the subaccounts within the Variable Account.

MONY America acts as investment adviser to the Fund and receives amounts paid by the Fund for these services.

On September 17, 2003, The MONY Group, Inc. (“MONY Group”, the ultimate parent of MONY and MONY America) entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

On January 13, 2004 and February 4, 2004 the Board of Trustees of Enterprise and the Board of Directors of the Fund (collectively “the Trusts”), respectively, approved resolutions to merge the Trusts into the EQ Advisors Trust, a registered investment company managed by the Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial. These mergers are subject to the approvals of the shareholders of each of the Trusts and are conditional upon completion of the proposed acquisition of MONY Group by AXA Financial.

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions:

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2003 were as follows:

MONY Variable Account A Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

Enterprise Balanced Portfolio	$13,174	$37,799

Enterprise Capital Appreciation Portfolio	798,340	926,050

Enterprise Deep Value Portfolio	271,418	4,115

Enterprise Equity Portfolio	1,991,584	4,085,782

Enterprise Emerging Countries Portfolio	100	503

Enterprise Equity Income Portfolio	1,208,283	767,316

Enterprise Growth & Income Portfolio	1,381,293	1,802,883

Enterprise Growth Portfolio	4,353,292	3,061,374

Enterprise Global Socially Responsive Portfolio	334,004	280,166

Enterprise High-Yield Portfolio	1,192,774	1,722,861

Enterprise International Growth Portfolio	281,517	927,771

Enterprise Mid-Cap Growth Portfolio	803	14,858

Enterprise Multi-Cap Growth Portfolio	914,960	1,028,136

Enterprise Managed Portfolio	2,097,726	14,638,677

Enterprise Small Company Growth Portfolio	1,244,222	1,113,092

Enterprise Small Company Value Portfolio	4,197,368	6,146,320

Enterprise Total Return Portfolio	1,666,266	714,912

Enterprise WorldWide Growth Portfolio	45	815

Enterprise Mergers & Acquisitions Portfolio	160,237	20,064

Enterprise Short Duration Bond Portfolio	857,072	141,610

MONY Series Fund, Inc. Diversified Portfolio	9,979	31,636

MONY Series Fund, Inc. Equity Growth Portfolio	1,868	9,878

MONY Series Fund, Inc. Equity Income Portfolio	—	6,902

MONY Series Fund, Inc. Government Securities Portfolio	5,301,560	8,851,761

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	746,473	3,223,197

MONY Series Fund, Inc. Money Market Portfolio	49,117,707	57,333,699

MONY Series Fund, Inc. Long Term Bond Portfolio	2,068,114	5,751,498

AIM Basic Value Fund—Series I	776,497	13,511

AIM Mid Cap Core Equity Fund—Series I	280,122	48,833

Alger American Balanced Portfolio—Class O	908,090	251,871

Alger American Mid Cap Growth Portfolio—Class O	1,261,426	224,900

Dreyfus Socially Responsible Growth Fund—Initial Class	115,678	496,841

Dreyfus Stock Index Portfolio—Initial Class	733,480	2,074,448

Dreyfus IP Small Cap Stock Index Portfolio—Service Class	118,474	29,282

Fidelity VIP Growth Portfolio—Service Class	333,466	614,526

Fidelity VIP II Contrafund Portfolio—Service Class	549,604	1,300,700

Fidelity VIP III Growth Opportunities Portfolio—Service Class	227,173	286,163

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (Continued)

MONY Variable Account A Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

Franklin Income Securities Fund—Class 2	$648,688	$41,434

Franklin Rising Dividends Securities Fund—Class 2	503,576	57,389

Franklin Zero Coupon 2010 Fund—Class 2	178,668	51,240

INVESCO VIF Financial Services Portfolio	185,717	107,112

INVESCO VIF Health Sciences Portfolio	311,651	98,717

INVESCO VIF Telecommunications Portfolio	161,744	53,975

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	302,139	874,541

Janus Aspen Series Balanced Portfolio—Institutional Class	333,708	2,212,898

Janus Aspen Series Capital Appreciation Portfolio—Institutional Class	167,698	848,980

Janus Aspen Series Capital Appreciation Portfolio—Service Class	504,717	159,682

Janus Aspen Series Flexible Income Portfolio—Service Class	1,208,347	390,902

Janus Aspen Series International Growth Portfolio—Service Class	20,654,378	20,198,126

Janus Aspen Series WorldWide Growth Portfolio—Institutional Class	351,411	1,526,805

Lord Abbett Bond-Debenture Portfolio—Class VC	2,281,069	767,518

Lord Abbett Growth & Income Portfolio—Class VC	3,007,469	615,238

Lord Abbett Mid-Cap Value Portfolio—Class VC	1,491,790	208,094

MFS Mid-Cap Growth Portfolio—Initial Class	373,613	73,850

MFS New Discovery Portfolio—Initial Class	388,832	70,533

MFS Total Return Portfolio—Initial Class	1,820,818	654,361

MFS Utilities Portfolio—Initial Class	126,191	13,102

UIF Emerging Markets Equity Portfolio—Class I	10,549,761	10,452,282

UIF Global Value Equity Portfolio—Class I	2,515,440	2,444,224

UIF U.S. Real Estate Portfolio—Class I	2,932,995	1,471,167

PIMCO Advisors VIT OpCap Equity Portfolio	42,454	46,137

PIMCO Advisors VIT OpCap Managed Portfolio	52,790	21,777

PIMCO Advisors VIT OpCap Small Cap Portfolio	39,989	109,935

PIMCO Advisors VIT OpCap U.S. Government Income Portfolio	23,570	12,092

Oppenheimer Global Securities Portfolio—Service Class	723,202	12,747

Oppenheimer Main Street Portfolio—Service Class	820,401	74,644

PBHG Mid-Cap Portfolio	1,250,448	194,118

PBHG Select Value Portfolio	321,621	84,082

PIMCO Global Bond Portfolio—Administrative Class	1,759,620	1,169,225

PIMCO Real Return Portfolio—Administrative Class	5,205,808	3,259,360

PIMCO StockPLUS Growth & Income Portfolio—Administrative Class	1,545,584	260,502

PROFUNDS VP Bear Portfolio—Investor Class	52,596	14,965

PROFUNDS VP Rising Rates Opportunity Portfolio—Investor Class	699,999	60,325

PROFUNDS VP Ultra Bull Portfolio—Investor Class	855,875	203,408

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights

The Variable Annuity Policies have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Effective for the year ended December 31, 2003, the Variable Account has adopted the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies, which requires the disclosure of ranges for certain financial highlights information. The following table was developed by determining which Variable Annuity Policies funded by the Variable Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the year ended December 31, 2003 were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by MONY as contract owners may not have selected all available and applicable contract options discussed in Note 1. The ranges for the total return ratio and unit value correspond to the product groupings that produced the lowest and highest expense ratios.

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Balanced Portfolio (1)	0	$8.06	$0	16.08	%(^)	1.35	%(^)	(2.42)%

Enterprise Capital Appreciation Portfolio	708,596	7.91	5,604	0.00		1.35		31.18

Enterprise Deep Value Portfolio (2)	25,625	11.64	288	2.26	(^)	1.45	(^)	16.40

Enterprise Equity Portfolio	2,464,661	7.81 to 40.34	33,985	0.00		1.25 to 1.35		50.77 to 51.03

Enterprise Emerging Countries Portfolio (1)	0	8.76	0	0.00		1.35	(^)	(1.90)

Enterprise Equity Income Portfolio	401,118	10.23 to 10.69	4,055	1.51		1.20 to 1.45		24.88 to 25.06

Enterprise Growth & Income Portfolio	1,450,659	9.74 to 9.95	11,513	1.01		1.20 to 1.45		25.84 to 25.95

Enterprise Growth Portfolio	2,675,997	9.21 to 9.26	19,708	0.44		1.20 to 1.45		15.46 to 15.70

Enterprise Global Socially Responsive Portfolio	12,636	10.42 to 11.38	140	0.42		1.20 to 1.45		24.92 to 25.24

Enterprise High-Yield Portfolio	592,625	12.42 to 18.53	8,570	2.60		1.25 to 1.35		21.05 to 21.11

Enterprise International Growth Portfolio	589,052	6.80 to 12.38	5,529	0.48		1.25 to 1.35		29.03 to 29.36

Enterprise Mid-Cap Growth Portfolio (1)	0	4.99	0	0.00		1.35	(^)	(2.92)

Enterprise Multi-Cap Growth Portfolio	1,387,679	9.14 to 10.88	6,321	0.00		1.20 to 1.45		32.68 to 32.85

Enterprise Managed Portfolio	2,889,066	9.72 to 10.48	72,961	1.14		1.20 to 1.45		19.23 to 19.41

Enterprise Small Company Growth Portfolio	829,768	9.79 to 10.28	6,660	0.00		1.20 to 1.45		21.23 to 21.61

Enterprise Small Company Value Portfolio	1,708,044	11.25 to 12.57	38,972	0.11		1.20 to 1.45		35.54 to 35.75

Enterprise Total Return Portfolio	181,090	10.94 to 11.03	1,987	2.89		1.20 to 1.45		4.19 to 4.45

Enterprise WorldWide Growth Portfolio (1)	0	6.17	0	0.00		1.35	(^)	(6.09)

Enterprise Mergers & Acquisitions Portfolio (3)	13,544	10.83	145	0.00		1.35	(^)	8.30

Enterprise Short Duration Bond Portfolio (4)	72,140	9.98	719	6.29	(^)	1.35	(^)	(.20)

MONY Series Fund, Inc. Diversified Portfolio	1,417	37.64	53	1.08		1.25		28.25

MONY Series Fund, Inc. Equity Growth Portfolio	778	48.32	38	0.36		1.25		30.00

MONY Series Fund, Inc. Equity Income Portfolio	424	42.87	18	1.94		1.25		26.13

MONY Series Fund, Inc. Government Securities Portfolio	1,451,452	10.44 to 10.54	17,388	2.42		1.20 to 1.45		0.19 to 0.48

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	537,633	12.51 to 23.95	8,588	4.64		1.25 to 1.35		1.87 to 2.00

MONY Series Fund, Inc. Money Market Portfolio	2,334,791	9.99 to 10.57	27,236	0.90		1.20 to 1.35		(0.47) to (0.40)

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

MONY Series Fund, Inc. Long Term Bond Portfolio	819,837	$11.51 to 11.59	$14,730	5.36%		1.20 to 1.45%		3.32 to 3.57%

AIM Basic Value Fund—Series I (5)	71,075	12.02	834	0.13	(^)	1.35	(^)	20.20

AIM Mid Cap Core Equity Fund—Series I (5)	21,416	11.72	247	0.00		1.35	(^)	17.20

Alger American Balanced Portfolio—Class O	125,107	10.58 to 10.88	1,335	2.13		1.20 to 1.45		17.37 to 17.69

Alger American Mid Cap Growth Portfolio—Class O	153,983	11.16 to 11.28	1,723	0.00		1.20 to 1.45		45.69 to 45.92

Dreyfus Socially Responsible Growth Fund— Initial Class	308,067	6.05	1,863	0.11		1.35		24.23

Dreyfus Stock Index Portfolio—Initial Class	1,665,283	7.29	12,140	1.48		1.35		26.56

Dreyfus IP Small Cap Stock Index Portfolio— Service Class (6)	8,435	11.49	97	0.84	(^)	1.20	(^)	14.90

Fidelity VIP Growth Portfolio—Service Class	805,471	6.75	5,432	0.20		1.35		31.07

Fidelity VIP II Contrafund Portfolio—Service Class	835,972	8.64	7,219	0.37		1.35		26.69

Fidelity VIP III Growth Opportunities Portfolio—Service Class	393,400	6.69	2,633	0.62		1.35		27.92

Franklin Income Securities Fund—Class 2 (7)	57,767	11.34	653	0.13	(^)	1.45	(^)	13.40

Franklin Rising Dividends Securities Fund— Class 2 (8)	41,019	11.90	487	0.41	(^)	1.20	(^)	19.00

Franklin Zero Coupon 2010 Fund—Class 2 (9)	13,087	9.37	127	1.86	(^)	1.35	(^)	(6.30)

INVESCO VIF Financial Services Portfolio	15,345	10.36 to 11.02	164	0.89		1.20 to 1.45		27.69 to 28.06

INVESCO VIF Health Sciences Portfolio	61,543	9.69 to 10.37	613	0.00		1.20 to 1.45		26.00 to 26.17

INVESCO VIF Telecommunications Portfolio	13,349	8.99 to 11.92	146	0.00		1.20 to 1.45		32.44 to 32.79

Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class	1,179,746	4.14	4,884	0.00		1.35		33.12

Janus Aspen Series Balanced Portfolio—Institutional Class	1,002,538	9.78	9,800	2.15		1.35		12.54

Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	604,206	6.35	3,837	0.48		1.35		18.91

Janus Aspen Series Capital Appreciation Portfolio— Service Class	54,136	10.48 to 10.60	572	0.30		1.20 to 1.45		18.44 to 18.82

Janus Aspen Series Flexible Income Portfolio— Service Class	139,819	11.19 to 11.31	1,574	4.46		1.20 to 1.45		4.78 to 4.92

Janus Aspen Series International Growth Portfolio— Service Class	127,630	10.54 to 10.65	1,356	0.93		1.20 to 1.45		32.63 to 32.91

Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	1,453,535	5.16	7,502	1.10		1.35		22.27

Lord Abbett Bond-Debenture Portfolio—Class VC	218,806	11.91 to 12.43	2,683	5.94		1.20 to 1.45		16.31 to 16.60

Lord Abbett Growth & Income Portfolio—Class VC	382,099	10.59 to 10.74	4,103	1.07		1.20 to 1.45		29.09 to 29.46

Lord Abbett Mid-Cap Value Portfolio—Class VC	226,139	10.76 to 10.92	2,431	0.79		1.20 to 1.45		22.97 to 23.25

MFS Mid-Cap Growth Portfolio—Initial Class	42,442	8.58 to 13.89	437	0.00		1.20 to 1.45		35.12 to 35.33

MFS New Discovery Portfolio—Initial Class	47,372	9.89 to 10.89	489	0.00		1.20 to 1.45		31.84 to 32.04

MFS Total Return Portfolio—Initial Class	217,199	10.52 to 10.65	2,304	1.43		1.20 to 1.45		14.60 to 14.89

MFS Utilities Portfolio—Initial Class	22,327	10.91 to 12.46	255	1.99		1.20 to 1.45		33.98 to 34.19

UIF Emerging Markets Equity Portfolio—Class I	21,414	12.12 to 12.26	262	0.00		1.20 to 1.45		47.53 to 47.99

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

UIF Global Value Equity Portfolio—Class I	28,631	$10.08 to 10.97	$302	0.00%	1.20 to 1.4	5%	27.11 to 27.43%

UIF U.S. Real Estate Portfolio—Class I	242,124	12.40 to 13.24	3,098	0.00	1.20 to 1.45		35.52 to 35.79

PIMCO Advisors VIT OpCap Equity Portfolio	8,029	45.04	362	1.32	1.25		26.98

PIMCO Advisors VIT OpCap Managed Portfolio	29,797	56.28	1,677	1.74	1.25		20.23

PIMCO Advisors VIT OpCap Small Cap Portfolio	3,657	50.07	183	0.07	1.25		40.88

PIMCO Advisors VIT OpCap U.S. Government Income Portfolio	9,766	22.10	216	2.90	1.25		0.09

Oppenheimer Global Securities Portfolio—Service Class (10)	60,559	13.78	789	0.00	1.35	(^)	37.80

Oppenheimer Main Street Portfolio— Service Class (11)	70,139	11.90	807	0.00	1.20	(^)	19.00

PBHG Mid-Cap Portfolio	183,057	10.96 to 11.55	2,075	0.00	1.20 to 1.45		32.37 to 32.61

PBHG Select Value Portfolio	61,967	9.02 to 9.78	569	2.86	1.20 to 1.45		16.57 to 16.84

PIMCO Global Bond Portfolio— Administrative Class	166,670	12.66 to 13.44	2,164	2.05	1.20 to 1.45		12.73 to 13.13

PIMCO Real Return Portfolio— Administrative Class	608,262	11.03 to 12.46	7,369	2.56	1.20 to 1.50		7.30 to 7.60

PIMCO StocksPLUS Growth & Income Portfolio—Administrative Class	219,298	10.67 to 11.19	2,402	2.63	1.20 to 1.45		28.62 to 28.71

PROFUNDS VP Bear Portfolio—Investor Class (12)	4,034	8.13	33	0.00	1.45	(^)	(18.70)

PROFUNDS VP Rising Rates Opportunity Portfolio— Investor Class (4)	60,738	10.61	622	0.00	1.35	(^)	6.10

PROFUNDS VP Ultra Bull Portfolio— Investor Class (2)	58,999	13.44	764	0.00	1.45	(^)	34.40

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units: the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the Subaccount.
(^)	Annualized.
(1)	For the period January 1, 2003 through February 28, 2003 (termination of subaccount).
(2)	For the period May 29, 2003 (commencement of operations) through December 31, 2003.
(3)	For the period May 12, 2003 (commencement of operations) through December 31, 2003.
(4)	For the period June 5, 2003 (commencement of operations) through December 31, 2003.
(5)	For the period May 27, 2003 (commencement of operations) through December 31, 2003.
(6)	For the period July 14, 2003 (commencement of operations) through December 31, 2003.
(7)	For the period June 4, 2003 (commencement of operations) through December 31, 2003.

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

(8)	For the period May 15, 2003 (commencement of operations) through December 31, 2003.
(9)	For the period June 13, 2003 (commencement of operations) through December 31, 2003.
(10)	For the period May 9, 2003 (commencement of operations) through December 31, 2003.
(11)	For the period May 6, 2003 (commencement of operations) through December 31, 2003.
(12)	For the period May 23, 2003 (commencement of operations) through December 31, 2003.

For a unit outstanding throughout the year ended December 31, 2002:

Option 1:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Annuity	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*(^)	Expense Ratio**(^)	Total Return***

Alger American Fund

Balanced Subaccount (1)	44,349	$8.99	$399	0.99%	1.20%	(10.10)%

MidCap Growth Subaccount (2)	15,716	7.73	121	0.00	1.20	(22.70)

Enterprise Accumulation Trust

Equity Income Subaccount (3)	12,910	8.18	106	1.41	1.20	(18.20)

Growth and Income Subaccount (2)	49,336	7.90	390	1.96	1.20	(21.00)

Growth Subaccount (2)	116,944	7.96	931	0.71	1.20	(20.40)

Global Socially Responsive Subaccount (4)	2,236	8.32	19	0.76	1.20	(16.80)

Managed Subaccount (5)	79,722	8.14	649	1.25	1.20	(18.60)

Multi-Cap Growth Subaccount (6)	6,209	6.88	43	0.00	1.20	(31.20)

Small Company Growth Subaccount (2)	24,548	8.05	198	0.00	1.20	(19.50)

Small Company Value Subaccount (2)	106,964	9.26	990	0.68	1.20	(7.40)

Total Return Subaccount (2)	36,073	10.56	381	3.49	1.20	5.60

INVESCO Variable Investment Funds

Financial Services Subaccount (7)	3,674	8.09	30	1.71	1.20	(19.10)

Health Sciences Subaccount (7)	24,014	7.68	184	0.00	1.20	(23.20)

Telecommunications Subaccount (4)	1,925	6.77	13	0.00	1.20	(32.30)

Janus Aspen Series

Capital Appreciation Subaccount (8)	10,723	8.82	95	0.41	1.20	(11.80)

Flexible Income Subaccount (2)	44,122	10.78	475	4.96	1.20	7.80

International Growth Subaccount (2)	34,286	7.93	272	1.22	1.20	(20.70)

Lord Abbett Series Fund

Bond-Debenture Subaccount (2)	70,844	10.66	755	5.00	1.20	6.60

Growth and Income Subaccount (5)	58,971	8.18	482	1.13	1.20	(18.20)

Mid-Cap Value Subaccount (3)	37,332	8.86	331	1.04	1.20	(11.40)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (9)	9,709	6.34	62	0.00	1.20	(36.60)

New Discovery Subaccount (2)	9,361	7.49	70	0.00	1.20	(25.10)

Total Return Subaccount (10)	78,946	9.27	732	0.94	1.20	(7.30)

Utilities Subaccount (11)	9,203	8.13	75	0.77	1.20	(18.70)

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Option 1:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Annuity	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*(^)	Expense Ratio**(^)	Total Return***

MONY Series Fund, Inc.

Government Securities Subaccount (9)	224,149	$10.49	$2,351	0.16%	1.20%	4.90%

Long Term Bond Subaccount (9)	72,436	11.19	811	0.21	1.20	11.90

Money Market Subaccount (5)	259,582	10.03	2,601	1.46	1.20	0.30

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (6)	2,968	8.19	24	0.00	1.20	(18.10)

Global Value Equity Subaccount (12)	11,857	7.91	94	2.04	1.20	(20.90)

U.S. Real Estate Subaccount (2)	40,986	9.75	399	8.10	1.20	(2.50)

PBHG Insurance

Mid-Cap Value Subaccount (2)	49,397	8.71	430	0.00	1.20	(12.90)

Select Value Subaccount (1)	27,979	7.72	216	1.99	1.20	(22.80)

PIMCO Variable Insurance Trust

Global Bond Subaccount (2)	37,932	11.88	451	2.71	1.20	18.80

Real Return Subaccount (9)	182,987	11.58	2,120	4.35	1.20	15.80

StocksPlus Growth and Income Subaccount (2)	57,664	8.29	478	3.99	1.20	(17.10)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 27, 2002 (commencement of offering) through December 31, 2002
(2)	For the period February 19, 2002 (commencement of offering) through December 31, 2002
(3)	For the period March 1, 2002 (commencement of offering) through December 31, 2002
(4)	For the period April 4, 2002 (commencement of offering) through December 31, 2002
(5)	For the period February 11, 2002 (commencement of offering) through December 31, 2002
(6)	For the period March 14, 2002 (commencement of offering) through December 31, 2002
(7)	For the period March 18, 2002 (commencement of offering) through December 31, 2002

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

(8)	For the period February 26, 2002 (commencement of offering) through December 31, 2002
(9)	For the period February 13, 2002 (commencement of offering) through December 31, 2002
(10)	For the period March 1, 2002 (commencement of offering) through December 31, 2002
(11)	For the period March 26, 2002 (commencement of offering) through December 31, 2002
(12)	For the period March 11, 2002 (commencement of offering) through December 31, 2002

Option 2:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Annuity	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*(^)	Expense Ratio**(^)	Total Return***

Alger American Fund

Balanced Subaccount (1)	11,411	$9.27	$106	0.00%	1.40%	(7.30)%

MidCap Growth Subaccount (2)	7,978	7.66	61	0.00	1.40	(23.40)

Enterprise Accumulation Trust

Equity Income Subaccount (3)	12,883	8.56	110	2.26	1.40	(14.40)

Growth and Income Subaccount (4)	13,205	7.74	102	2.23	1.40	(22.60)

Growth Subaccount (4)	32,995	8.02	265	0.79	1.40	(19.80)

Global Socially Responsive Subaccount (5)	4,726	9.11	43	0.76	1.40	(8.90)

Managed Subaccount (6)	8,032	8.79	71	1.97	1.40	(12.10)

Multi-Cap Growth Subaccount (5)	4,449	8.20	36	0.00	1.40	(18.00)

Small Company Growth Subaccount (6)	11,806	8.48	100	0.00	1.40	(15.20)

Small Company Value Subaccount (7)	47,346	8.30	393	0.68	1.40	(17.00)

Total Return Subaccount (4)	30,482	10.50	320	3.39	1.40	5.00

INVESCO Variable Investment Funds

Financial Services Subaccount (8)	3,085	8.63	27	2.30	1.40	(13.70)

Health Sciences Subaccount (2)	13,013	8.23	107	0.00	1.40	(17.70)

Telecommunications Subaccount (15)	355	9.00	3	0.00	1.40	(10.00)

Janus Aspen Series

Capital Appreciation Subaccount (9)	6,715	8.95	61	0.28	1.40	(10.50)

Flexible Income Subaccount (2)	20,340	10.68	217	7.37	1.40	6.80

International Growth Subaccount (8)	15,171	8.03	122	1.03	1.40	(19.70)

Lord Abbett Series Fund

Bond-Debenture Subaccount (6)	13,278	10.24	136	5.78	1.40	2.40

Growth and Income Subaccount (2)	21,037	8.32	175	1.92	1.40	(16.80)

Mid-Cap Value Subaccount (6)	23,207	8.75	203	2.26	1.40	(12.50)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (10)	1,222	10.28	13	0.00	1.40	2.80

New Discovery Subaccount (11)	1,120	8.26	9	0.00	1.40	(17.40)

Total Return Subaccount (7)	15,392	9.18	141	0.00	1.40	(8.20)

Utilities Subaccount (12)	1,450	9.30	13	0.00	1.40	(7.00)

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Option 2:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Annuity	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*(^)	Expense Ratio**(^)	Total Return***

MONY Series Fund, Inc.

Government Securities Subaccount (4)	77,016	$10.42	$802	0.00%	1.40%	4.20%

Long Term Bond Subaccount (6)	24,616	11.14	274	0.00	1.40	11.40

Money Market Subaccount (13)	206,836	10.00	2,069	1.43	1.40	0.00

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (11)	1,703	8.31	14	0.00	1.40	(16.90)

Global Value Equity Subaccount (14)	1,961	8.63	17	3.24	1.40	(13.70)

U.S. Real Estate Subaccount (7)	24,167	9.15	221	9.40	1.40	(8.50)

PBHG Insurance Series Fund

Mid Cap Value Subaccount (7)	22,736	8.28	188	0.00	1.40	(17.20)

Select Value Subaccount (11)	3,608	8.39	30	2.04	1.40	(16.10)

PIMCO Variable Insurance Trust

Global Bond Subaccount (8)	13,811	11.23	155	2.63	1.40	12.30

Real Return Subaccount (7)	76,713	11.07	849	3.96	1.40	10.70

StocksPlus Growth and Income Subaccount (6)	26,802	8.70	233	4.44	1.40	(13.00)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period June 5, 2002 (commencement of offering) through December 31, 2002
(2)	For the period May 30, 2002 (commencement of offering) through December 31, 2002
(3)	For the period June 10, 2002 (commencement of offering) through December 31, 2002
(4)	For the period May 23, 2002 (commencement of offering) through December 31, 2002
(5)	For the period July 5, 2002 (commencement of offering) through December 31, 2002
(6)	For the period June 7, 2002 (commencement of offering) through December 31, 2002
(7)	For the period May 24, 2002 (commencement of offering) through December 31, 2002
(8)	For the period June 4, 2002 (commencement of offering) through December 31, 2002
(9)	For the period June 14, 2002 (commencement of offering) through December 31, 2002
(10)	For the period July 25, 2002 (commencement of offering) through December 31, 2002
(11)	For the period June 13, 2002 (commencement of offering) through December 31, 2002

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Option 2:

(12)	For the period June 17, 2002 (commencement of offering) through December 31, 2002
(13)	For the period May 31, 2002 (commencement of offering) through December 31, 2002
(14)	For the period July 10, 2002 (commencement of offering) through December 31, 2002
(15)	For the period November 25, 2002 (commencement of offering) through December 31, 2002.

Option C:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Annuity	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*(^)	Expense Ratio**(^)	Total Return***

PIMCO Variable Insurance Trust

Real Return Subaccount (1)	13,161	$10.28	$135	4.85%	1.50%	2.80%

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period December 27, 2002 (commencement of offering) through December 31, 2002.

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	508,326	$12.28	$6,242	3.55%		1.35%		7.91%

Long Term Bond Subaccount	630,126	12.82	8,080	4.43		1.35		12.55

Government Securities Subaccount	1,105,057	11.84	13,087	2.89		1.35		5.15

Money Market Subaccount	1,665,043	10.62	17,689	1.49		1.35		0.09

Enterprise Accumulation Trust

Equity Subaccount	2,080,501	5.18	10,766	0.00		1.35		(30.28)

Small Company Value Subaccount	1,061,494	9.28	9,845	0.36		1.35		(10.42)

Managed Subaccount	1,823,099	7.10	12,931	0.88		1.35		(22.23)

International Growth Subaccount	337,356	5.27	1,776	0.62		1.35		(20.51)

High Yield Bond Subaccount	367,554	10.26	3,773	8.66		1.35		0.10

Growth Subaccount	2,104,036	6.07	12,773	0.37		1.35		(24.31)

Growth and Income Subaccount	1,458,460	6.18	9,002	1.08		1.35		(26.86)

Small Company Growth Subaccount	792,516	6.37	5,049	0.00		1.35		(25.06)

Equity Income Subaccount	324,512	7.97	2,586	1.19		1.35		(15.93)

Capital Appreciation Subaccount	719,290	6.03	4,334	0.00		1.35		(17.96)

Multi-Cap Growth Subaccount	1,444,421	3.28	4,732	0.00		1.35		(35.56)

Balanced Subaccount	201,470	8.26	1,664	1.85		1.35		(12.03)

Worldwide Growth Subaccount	6,059	6.57	40	0.00		1.35		(25.68)

Mid-Cap Growth Subaccount	50,679	5.14	261	0.00		1.35		(32.01)

Emerging Countries Subaccount	3,283	8.93	29	0.28		1.35		(17.85)

Total Return Subaccount (1)	24,302	10.55	256	3.36	(^)	1.35	(^)	5.50

Dreyfus

Dreyfus Stock Index Subaccount	1,856,032	5.76	10,681	1.32		1.35		(23.40)

Dreyfus Socially Responsible Growth Subaccount	376,160	4.87	1,830	0.20		1.35		(29.93)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	850,700	5.15	4,378	0.15		1.35		(31.15)

VIP II Contrafund Subaccount	924,169	6.82	6,300	0.75		1.35		(10.62)

VIP III Growth Opportunities Subaccount	401,094	5.23	2,098	0.94		1.35		(22.97)

Janus Aspen Series

Aggressive Growth Subaccount	1,325,186	3.11	4,115	0.00		1.35		(28.83)

Balanced Subaccount	1,195,715	8.69	10,386	2.37		1.35		(7.65)

Capital Appreciation Subaccount	716,445	5.34	3,826	0.57		1.35		(16.82)

Worldwide Growth Subaccount	1,695,459	4.22	7,153	0.87		1.35		(26.48)

Alger American Fund

MidCap Growth Subaccount (2)	22,150	7.63	169	0.00		1.35	(^)	(23.70)

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**		Total Return***

Lord Abbett Series Fund

Growth and Income Subaccount (2)	39,586	$8.39	$332	1.23%	1.35	%(^)	(16.10)%

Mid-Cap Value Subaccount (3)	23,536	8.64	203	1.37	1.35	(^)	(13.60)

PIMCO Variable Insurance Trust

Global Bond Subaccount (1)	64,465	11.45	738	2.66	1.35	(^)	14.50

Real Return Subaccount (4)	159,554	11.17	1,783	3.97	1.35	(^)	11.70

The Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (2)	50,900	9.33	475	6.37	1.35	(^)	(6.70)

*	This ratio represents the amount of the dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 20, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period May 9, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period May 2, 2002 (commencement of operations) through December 31, 2002.

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	389,050	$11.38	$4,428	4.20%		1.35%		7.06%

Long Term Bond Subaccount	582,117	11.39	6,632	4.10		1.35		4.88

Government Securities Subaccount	792,657	11.26	8,928	3.54		1.35		5.14

Money Market Subaccount	2,314,499	10.61	24,554	3.50		1.35		2.41

Enterprise Accumulation Trust

Equity Subaccount	2,538,412	7.43	18,866	0.00		1.35		(19.94)

Small Company Value Subaccount	1,046,826	10.36	10,844	0.28		1.35		3.81

Managed Subaccount	2,273,494	9.13	20,750	2.23		1.35		(12.38)

International Growth Subaccount	389,596	6.63	2,582	0.66		1.35		(28.79)

High Yield Bond Subaccount	342,270	10.25	3,507	8.86		1.35		4.49

Growth Subaccount	2,358,816	8.02	18,923	0.46		1.35		(13.76)

Growth and Income Subaccount	1,704,269	8.45	14,406	0.89		1.35		(13.16)

Small Company Growth Subaccount	953,793	8.50	8,108	0.00		1.35		(5.13)

Equity Income Subaccount	322,414	9.48	3,056	1.11		1.35		(11.98)

Capital Appreciation Subaccount	785,011	7.35	5,770	0.61		1.35		(20.28)

Multi-Cap Growth Subaccount	1,696,840	5.09	8,630	0.00		1.35		(18.04)

Balanced Subaccount	232,751	9.39	2,185	1.65		1.35		(5.15)

Worldwide Growth Subaccount (1)	6,035	8.84	53	0.00	(^)	1.35	(^)	(11.60)

Mid-Cap Growth Subaccount (2)	36,913	7.56	279	0.00	(^)	1.35	(^)	(24.40)

Emerging Countries Subaccount (3)	1,323	10.87	14	0.00	(^)	1.35	(^)	8.70

Dreyfus

Dreyfus Stock Index Subaccount	2,073,771	7.52	15,588	1.11		1.35		(13.36)

Dreyfus Socially Responsible Growth Subaccount	442,088	6.95	3,070	0.07		1.35		(23.63)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	980,438	7.48	7,333	0.00		1.35		(18.88)

VIP II Contrafund Subaccount	997,365	7.63	7,611	0.67		1.35		(13.59)

VIP III Growth Opportunities Subaccount	451,496	6.79	3,067	0.25		1.35		(15.65)

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.    Financial Highlights (continued)

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Janus Aspen Series

Aggressive Growth Subaccount	1,543,625	$4.37	$6,745	0.00%	1.35%	(40.38)%

Balanced Subaccount	1,329,028	9.41	12,510	2.68	1.35	(5.99)

Capital Appreciation Subaccount	803,440	6.42	5,158	1.26	1.35	(22.84)

Worldwide Growth Subaccount	1,971,964	5.74	11,326	0.48	1.35	(23.57)

*	This ratio represents the amount of the dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 21, 2001 through December 31, 2001.
(2)	For the period May 10, 2001 through December 31, 2001.
(3)	For the period September 4, 2001 through December 31, 2001.

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the year ended December 31, 2002:

	At December 31, 2002			For the year ended December 31, 2002
MONYMaster Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	949	$37.17	$35	0.65%	1.25%	(23.68)%

Equity Income Subaccount	583	33.99	20	1.90	1.25	(16.20)

Intermediate Term Bond Subaccount	190,707	23.48	4,479	4.05	1.25	8.00

Long Term Bond Subaccount	275,022	30.81	8,474	4.85	1.25	12.65

Diversified Subaccount	2,067	29.35	61	2.07	1.25	(17.39)

Money Market Subaccount	695,313	17.56	12,210	1.49	1.25	0.23

Government Securities Subaccount	290,673	14.93	4,340	2.92	1.25	5.21

Enterprise Accumulation Trust

Equity Subaccount	495,556	26.71	13,232	0.00	1.25	(30.30)

Small Company Value Subaccount	402,052	47.11	18,936	0.34	1.25	(10.35)

Managed Subaccount	1,401,831	41.47	58,121	0.88	1.25	(22.20)

International Growth Subaccount	312,867	9.57	2,993	0.61	1.25	(20.45)

High Yield Bond Subaccount	238,551	15.30	3,651	8.65	1.25	0.26

ValueMaster Subaccounts

MONY Series Fund, Inc.

Money Market Subaccount	34,312	16.02	550	1.49	1.25	0.25

OCC Accumulation Trust

US Government Income Subaccount	9,114	22.08	201	4.21	1.25	8.29

Equity Subaccount	8,004	35.47	284	0.89	1.25	(22.40)

Small Cap Subaccount	5,758	35.54	205	0.07	1.25	(22.60)

Managed Subaccount	28,809	46.81	1,348	2.21	1.25	(17.92)

*	This ratio represents the amount of the dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.     Financial Highlights (continued)

For a unit outstanding throughout the year ended December 31, 2001:

	At December 31, 2001			For the year ended December 31, 2001
MONYMaster Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	950	$48.70	$46	41.83%	1.25%	(20.33)%

Equity Income Subaccount	584	40.56	24	11.91	1.25	(12.11)

Intermediate Term Bond Subaccount	219,345	21.74	4,770	5.46	1.25	7.15

Long Term Bond Subaccount	331,036	27.35	9,053	5.50	1.25	5.03

Diversified Subaccount	2,069	35.53	74	26.42	1.25	(16.52)

Money Market Subaccount	912,074	17.52	15,978	3.75	1.25	2.52

Government Securities Subaccount	243,822	14.19	3,459	4.66	1.25	5.35

Enterprise Accumulation Trust

Equity Subaccount	642,799	38.32	24,634	0.00	1.25	(19.87)

Small Company Value Subaccount	521,075	52.55	27,384	24.21	1.25	3.85

Managed Subaccount	1,824,215	53.30	97,225	6.87	1.25	(12.29)

International Growth Subaccount	381,071	12.03	4,585	10.17	1.25	(28.77)

High Yield Bond Subaccount	305,657	15.26	4,665	8.87	1.25	4.52

ValueMaster Subaccounts

MONY Series Fund, Inc.

Money Market Subaccount	34,473	15.98	551	3.80	1.25	2.50

OCC Accumulation Trust

US Government Income Subaccount	9,346	20.39	191	4.36	1.25	5.27

Equity Subaccount	9,043	45.71	413	1.36	1.25	(8.21)

Small Cap Subaccount	6,138	45.92	282	6.49	1.25	6.96

Managed Subaccount	39,798	57.03	2,270	2.61	1.25	(6.09)

*	This ratio represents the amount of the dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.

MONY

Variable Account A

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Current Annual Charge+
Mortality & Expense Charge:

Basic charges are assessed through reduction of unit values	1.20%-2.42%

Annual Contract Charge

This charge is assessed through the redemption of units	$0-$30

Transfer Charge

This charge is assessed through the redemption of units	$0

Tax Charge

The tax charge is for state and local premium taxes and is a deduction from purchase payments prior to allocation of any net purchase payment among the subaccounts.

State and local premium tax	0%

Federal tax	0%

Surrender charge

This charge is assessed through the redemption of units and is imposed when full or partial surrender is requested during the period specified by the contract. The range of charges of fund value depend on the number of years that have elapsed since the effective date of the contract

8%-0%

+	Higher charges may be permitted under the contract.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of

MONY Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, statements of changes in shareholder’s equity and statements of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company and Subsidiaries (the “Company”) at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 4 to the consolidated financial statements, the Company changed its method of accounting for intangible and long-lived assets in 2002.

PricewaterhouseCoopers LLP

New York, New York

February 4, 2004, except for matters described as subsequent events in Note 18, to which the date is March 9, 2004.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
	($ in millions)

ASSETS

Investments:

Fixed maturity securities available-for-sale, at fair value (Note 6)	$8,396.3	$7,828.2

Fixed maturity securities, trading (Note 6)	78.3	—

Equity securities available-for-sale, at fair value (Note 6)	251.7	247.7

Mortgage loans on real estate (Note 8)	1,782.4	1,877.4

Policy loans	1,180.0	1,212.5

Real estate to be disposed of	—	26.8

Real estate held for investment	174.1	180.2

Other invested assets	99.5	97.3

	$11,962.3	$11,470.1

Cash and cash equivalents	350.8	223.7

Accrued investment income	204.4	204.0

Amounts due from reinsurers	605.0	695.2

Deferred policy acquisition costs (Note 10)	1,325.4	1,226.4

Other assets	542.2	535.9

Separate account assets	4,854.9	4,140.6

Total assets	$19,845.0	$18,495.9

LIABILITIES AND SHAREHOLDERS’ EQUITY

Future policy benefits	$8,041.5	$7,949.9

Policyholders’ account balances	3,265.8	2,779.7

Other policyholders’ liabilities	268.0	289.2

Amounts due to reinsurers	71.7	67.7

Accounts payable and other liabilities	768.6	735.8

Long term debt (Note 16)	216.9	216.9

Current federal income taxes payable	142.4	106.1

Deferred federal income taxes	179.2	239.1

Separate account liabilities	4,851.9	4,137.6

Total liabilities	$17,806.0	$16,522.0

Commitments and contingencies (Note 18)

Common stock, $1.00 par value; 2.5 million shares authorized; 2.5 million shares issued and outstanding at December 31, 2003 and 2002, respectively	2.5	2.5

Capital in excess of par	1,796.7	1,753.6

Retained earnings	169.0	137.8

Accumulated other comprehensive income	70.8	80.0

Total shareholders’ equity	2,039.0	1,973.9

Total liabilities and shareholders’ equity	$19,845.0	$18,495.9

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Revenues:

Premiums	$705.2	$690.4	$695.3

Universal life and investment-type product policy fees	210.9	200.5	207.2

Net investment income (Note 5)	724.2	725.4	676.9

Net realized gains/(losses) on investments (Note 5)	46.4	(151.1)	(12.3)

Group Pension Profits (Note 13)	—	82.3	30.7

Other income	226.6	169.3	189.1

	1,913.3	1,716.8	1,786.9

Benefits and expenses:

Benefits to policyholders	841.5	803.1	814.7

Interest credited to policyholders’ account balances	139.4	119.3	110.5

Amortization of deferred policy acquisition costs	120.0	156.1	158.8

Dividends to policyholders	224.3	188.0	236.6

Other operating costs and expenses	517.3	459.4	519.4

	1,842.5	1,725.9	1,840.0

Income/(loss) from continuing operations before income taxes	70.8	(9.1)	(53.1)

Income tax expense/(benefit)	20.5	(6.0)	(19.1)

Income/(loss) from continuing operations	50.3	(3.1)	(34.0)

Discontinued operations: income/(loss) from real estate to be disposed of, net of income tax expense/(benefit) of $3.1 million and ($1.4) million for the years ended December 31, 2003 and 2002, respectively.	5.9	(2.5)	—

Net income/(loss)	56.2	(5.6)	(34.0)

Other comprehensive (loss)/income, net (Note 5)	(9.2)	41.9	25.1

Comprehensive income/(loss)	$47.0	$36.3	$(8.9)

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

Years Ended December 31, 2003, 2002, and 2001

	Common Stock	Capital In Excess of Par	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholders’ Equity
	($ in millions)

Balance, December 31, 2000	$2.5	$1,628.6	$382.4	$13.0	$2,026.5

Dividends			(115.0)		(115.0)

Comprehensive income:

Net loss			(34.0)		(34.0)

Other comprehensive income:

Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				36.6	36.6

Minimum pension liability adjustment				(11.5)	(11.5)

Other comprehensive income				25.1	25.1

Comprehensive Loss					(8.9)

Balance, December 31, 2001	$2.5	$1,628.6	$233.4	$38.1	$1,902.6

Dividends			(90.0)		(90.0)

Capital Contribution		125.0			125.0

Comprehensive income:

Net loss			(5.6)		(5.6)

Other comprehensive income:

Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				43.8	43.8

Minimum pension liability adjustment				(1.9)	(1.9)

Other Comprehensive Income				41.9	41.9

Comprehensive Income					36.3

Balance, December 31, 2002	$2.5	$1,753.6	$137.8	$80.0	$1,973.9

Unamortized restricted stock compensation		3.1			3.1

Dividends			(25.0)		(25.0)

Capital Contribution		40.0			40.0

Comprehensive income:

Net income			56.2		56.2

Other comprehensive income:

Unrealized losses on investments, net of unrealized gains, reclassification adjustments, and taxes (Note 5)				(10.4)	(10.4)

Minimum pension liability adjustment				1.2	1.2

Other Comprehensive Loss				(9.2)	(9.2)

Comprehensive income					47.0

Balance, December 31, 2003	$2.5	$1,796.7	$169.0	$70.8	$2,039.0

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Cash flows from operating activities (Note 4):

Net income/(loss)	$56.2	$(5.6)	$(34.0)

Adjustments to reconcile net income/(loss) income to net cash provided by operating activities:

Interest credited to policyholders’ account balances	119.7	103.1	92.0

Universal life and investment-type product policy fee income	(117.2)	(112.4)	(117.8)

Capitalization of deferred policy acquisition costs	(233.7)	(213.1)	(194.5)

Amortization of deferred policy acquisition costs	120.0	156.1	158.8

Provision for depreciation and amortization	35.7	36.5	64.9

Provision for deferred federal income taxes	(44.6)	31.6	(6.4)

Net realized losses (gains) on investments	(46.4)	151.1	12.3

Non-cash distributions from investments	5.6	(14.9)	52.9

Change in other assets and accounts payable and other liabilities	110.2	(142.2)	(55.1)

Change in future policy benefits	91.6	79.9	75.5

Change in other policyholders’ liabilities	(21.3)	8.1	(14.8)

Change in current federal income taxes payable	36.3	(3.0)	(12.2)

(Income)/loss on discontinued real estate operations	(9.0)	3.9	—

Net cash provided by operating activities	$103.1	$79.1	$21.6

Cash flows from investing activities:

Sales, maturities or repayments of:

Fixed maturity securities	$1,864.8	$1,161.3	$1,275.7

Equity securities	50.2	11.1	39.9

Mortgage loans on real estate	538.8	423.2	341.6

Policy loans, net	32.6	16.4	35.7

Other invested assets	82.3	39.3	57.9

Acquisitions of investments:

Fixed maturity securities	(2,499.4)	(1,722.7)	(1,398.0)

Equity securities	(42.3)	(28.5)	(51.4)

Mortgage loans on real estate	(423.5)	(503.4)	(405.3)

Property & equipment, net	(24.3)	(25.5)	(41.2)

Other invested assets	(53.8)	(18.5)	(127.5)

Net cash used in investing activities	$(474.6)	$(647.3)	$(272.6)

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)

Cash flows from financing activities:

Repayments of debt	$—	$—	$(0.1)

Proceeds of demand note payable to affiliate	—	121.0	—

Repayment of demand note payable to affiliate	—	(121.0)	—

Receipts from annuity and universal life policies credited to policyholders’ account balances	1,219.6	1,179.2	1,150.9

Return of policyholders’ account balances on annuity policies and universal life policies	(736.0)	(727.3)	(979.3)

Capital contribution	40.0	125.0	—

Dividends paid to shareholder	(25.0)	(90.0)	(115.0)

Net cash provided by financing activities	498.6	486.9	56.5

Net increase/(decrease) in cash and cash equivalents	127.1	(81.3)	(194.5)

Cash and cash equivalents, beginning of year	223.7	305.0	499.5

Cash and cash equivalents, end of year	$350.8	$223.7	$305.0

Supplemental disclosure of cash flow information:

Cash paid during the period for:

Income taxes	$30.6	$(27.5)	$5.9

Interest	$19.4	$19.4	$19.8

See accompanying notes to consolidated financial statements.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Organization and Description of Business:

MONY Life Insurance Company (“MONY Life”) and its subsidiaries (MONY Life and its subsidiaries are collectively referred to herein as the “Company”), provide life insurance, annuities, corporate-owned and bank-owned life insurance (“COLI and BOLI”), mutual funds, securities brokerage, securities trading, business and estate planning and trust services. The Company distributes its products and services through Retail and Wholesale distribution channels. The Company’s Retail distribution channels are comprised of (i) the career agency sales force operated by MONY Life, and (ii) financial advisors and account executives of the Company’s securities broker dealer subsidiary. The Company’s Wholesale distribution channel is comprised of (i) MONY Partners, a division of MONY Life, (ii) independent third party insurance brokerage general agencies and securities broker dealers and (iii) its corporate marketing team which markets COLI and BOLI products. For the year ended December 31, 2003, Retail distribution accounted for approximately 17.6% and 42.6% of sales of protection and accumulation products, respectively, while Wholesale distribution accounted for 82.4% and 57.4% of sales of protection and accumulation products, respectively. The Company principally sells its products in all 50 of the United States, the District of Columbia, the U.S. Virgin Islands, Guam and the Commonwealth of Puerto Rico, and currently insures or provides other financial services to more than one million individuals.

MONY Life’s principal wholly owned direct and indirect operating subsidiaries include: (i) MONY Life Insurance Company of America (“MLOA”), an Arizona domiciled life insurance company, (ii) Enterprise Capital Management (“Enterprise”), a distributor of both proprietary and non-proprietary mutual funds, (iii) U.S. Financial Life Insurance Company (“USFL”), an Ohio domiciled insurer underwriting specialty risk life insurance business, (iv) MONY Securities Corporation (“MSC”), a registered securities broker-dealer and investment advisor whose products and services are distributed through MONY Life’s career agency sales force as well as through a network of accounting professionals, (v) MONY Brokerage, Inc. (“MBI”), a licensed insurance broker, which principally provides MONY Life’s career agency sales force with access to life, annuity, small group health, and specialty insurance products written by other insurance companies so they can meet the insurance and investment needs of their customers, (vi) MONY Consultoria e Corretagem de Seguros Ltda., a Brazilian domiciled insurance brokerage subsidiary, which principally provides insurance brokerage services to unaffiliated third party insurance companies in Brazil, (vii) MONY Bank & Trust Company of the Americas, Ltd. (“MBT”), a Cayman Islands bank and trust company, which provides investment and trust services to nationals of certain Latin American countries, and (viii) MONY Life Insurance Company of the Americas, Ltd. (“MLICA”), a Cayman Islands based insurance company, which provides life insurance and annuity products to nationals of certain Latin American countries.

On February 27, 2002, The MONY Group Inc. (“MONY Group”), MONY Life’s ultimate parent, formed MONY Holdings, LLC (“MONY Holdings”) as a downstream, wholly-owned holding company of the MONY Group. MONY Group formed MONY Holdings for the purpose of issuing debt tied to the performance of the Closed Block Business within MONY Life (see Note 21). On April 30, 2002, MONY Holdings commenced its operations and through a structured financing tied to the performance of the Closed Block Business within MONY Life, issued $300.0 million of floating rate insured debt securities (the “Insured Notes”) in a private placement. In addition, MONY Group, pursuant to the terms of the structured financing, transferred all of its ownership interest in MONY Life to MONY Holdings. Other than activities related to servicing the Insured Notes in accordance with the Insured Notes indenture and its ownership interest in MONY Life, MONY Holdings has no operations and engages in no other activities.

Proceeds to MONY Holdings from the issuance of the Insured Notes, after all offering and other related expenses, were approximately $292.6 million. Of this amount, $60.0 million was deposited in a debt service coverage account (the “DSCA”), pursuant to the terms of the note indenture, to provide collateral for the payment of interest and principal on the Insured Notes and the balance of approximately $232.6 million was distributed to MONY Group in the form of a dividend. The Insured Notes mature on January 21, 2017. The Insured Notes pay interest only through January 21, 2008 at which time principal payments will begin to be made pursuant to an amortization schedule. Interest on the Insured Notes is payable quarterly at an annual rate equal to three month LIBOR plus 0.55%. Concurrent with the issuance of the Insured Notes, MONY Holdings entered into an interest rate swap contract (the “Swap”), which locked in a fixed rate of interest on the Insured Notes at 6.44%. Including debt issuance costs of $7.4 million and the cost of the insurance policy (75 basis points per annum) (the “Insurance Policy”), which guarantees the scheduled principal and interest payments on the Insured Notes, the all-in cost of the indebtedness is 7.36%. See Note 22 for further information regarding the Insured Notes.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2.  Proposed Merger with AXA Financial, Inc.:

On September 17, 2003, MONY Group entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004. See Note 18 for further information regarding the pending merger transaction.

The Company incurred merger related expenses totaling $0.8 million for the year ended December 31, 2003 in connection with MONY Group’s pending merger transaction with AXA Financial. These expenses are reflected under the caption “other operating costs and expenses” in the Company’s statement of income and comprehensive income.

3.  The Closed Block:

On November 16, 1998, the Company, pursuant to the New York Insurance Law, established a closed block (the “Closed Block”) of certain participating insurance policies (the “Closed Block in force business”) as defined in its plan of demutualization (the “Plan”). In conjunction therewith, the Company allocated assets to the Closed Block that are expected to produce cash flows which, together with anticipated revenues from the Closed Block in force business, are expected to be sufficient to support the Closed Block in force business, including but not limited to the payment of claims and surrender benefits, certain expenses and taxes, and for the continuation of dividend scales in effect at the date of the Company’s demutualization (assuming the experience underlying such dividend scales continues), and for appropriate adjustments in such scales if the experience changes. To determine the amount of assets to allocate to the Closed Block in order to provide sufficient funding for the aforementioned payments, the Company forecasted the expected cash flows from the Closed Block in force business and mathematically determined the cash flows that would need to be provided from assets allocated to the Closed Block to fully fund the aforementioned payments. Assets were then allocated to the Closed Block accordingly. The aforementioned forecast consists of a cash flow projection for each year over the estimated life of the policies in the Closed Block. The earnings from such expected cash flows from the Closed Block in force business and the assets allocated to the Closed Block are referred to as the “glide path earnings”.

All the cash flows from the assets allocated to the Closed Block and the Closed Block in force business inure solely to the benefit of the owners of policies included in the Closed Block. The assets and liabilities allocated to the Closed Block at the date of its formation (November 16, 1998, which was the effective date of the Company’s demutualization) were recorded in the Company’s financial statements at their historical carrying values. The carrying value of the assets allocated to the Closed Block is less than the carrying value of the Closed Block liabilities at the effective date of the Company’s demutualization. The excess of the Closed Block liabilities over the Closed Block assets at the effective date of the Company’s demutualization represents the total estimated future post-tax contribution expected to emerge from the operation of the Closed Block, which will be recognized in the Company’s income over the period the policies and the contracts in the Closed Block remain in force.

To the extent that the actual cash flows, subsequent to the effective date of the Company’s demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, more favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be greater than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows had been continued. Conversely, to the extent that the actual cash flows, subsequent to the effective date of the Company’s demutualization, from the assets allocated to the Closed Block and the Closed Block in force business are, in the aggregate, less favorable than assumed in establishing the Closed Block, total dividends paid to the Closed Block policyholders in future years will be less than the total dividends that would have been paid to such policyholders if dividend scales used to determine Closed Block cash flows

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3.  The Closed Block: (continued)

had been continued. Accordingly, the recognition of the estimated ultimate aggregate future post-tax contribution expected to emerge from the operation of the Closed Block is not affected by the ultimate aggregate actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company’s demutualization, except in the event that the actual experience of the Closed Block assets and the Closed Block in force business subsequent to the effective date of the Company’s demutualization is not sufficient to pay the guaranteed benefits on the policies in the Closed Block, in which case the Company will be required to fund any such deficiency from its general account assets outside of the Closed Block.

However, because the decision to increase or decrease dividend scales is based on revised estimates as to the ultimate profitability of the Closed Block such actions will not necessarily coincide with periodic reports of the results of the Closed Block. Accordingly, actual earnings that emerge from the Closed Block may either be more or less than the expected Closed Block earnings (or “glide path earnings”). In accordance with American Institute of Certified Public Accountants (“AICPA”) Statement of Position 00-3 “Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and for Certain Long-Duration Participating Contracts”, actual Closed Block earnings in excess of expected Closed Block earnings (or the “glide path earnings”) in any period are recorded as an additional liability to Closed Block policyholders (referred to as the “deferred dividend liability”) because such excess earnings inure solely to the benefit of the policyholders in the Closed Block. If actual Closed Block earnings are less than expected Closed Block earnings (or the “glide path earnings”) in any period the difference is charged against the balance of any existing deferred dividend liability. If the deferred dividend liability is not sufficient to absorb the difference, any such remaining amount, not absorbed, will remain in earnings for the period and an adjustment will be made to get back on the glide path when earnings emerge in future periods that are sufficient to offset such remaining accumulated difference or through a subsequent reduction in dividend scales. As of December 31, 2003 and 2002, the deferred dividend liability was $65.7 million and $33.2 million, respectively.

Since the Closed Block has been funded to provide for payment of guaranteed benefits and the continuation of current payable dividends on the policies included therein, it will not be necessary to use general funds to pay guaranteed benefits unless the in force business in the Closed Block experiences very substantial ongoing adverse experience in investment, mortality, persistency or other experience factors. The Company regularly (at least quarterly) monitors the experience from the Closed Block and may make changes to the dividend scale, when appropriate, to ensure that the profits are distributed to the Closed Block policyholders in a fair and equitable manner. In addition, annually the New York Insurance Department requires the filing of an independent auditor’s report on the operations of the Closed Block.

4.  Summary of Significant Accounting Policies:

Basis of Presentation —

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company’s financial statements include those used in determining (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and charges for the impairment of invested assets, (iv) pension costs, (v) costs associated with contingencies, (vi) litigation and restructuring charges and (vii) income taxes. Certain reclassifications have been made in the amounts presented for prior years to conform those years to the current year’s presentation.

Principles of Consolidation —

The accompanying consolidated financial statements include the accounts of MONY Life and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Valuation of Investments and Realized Gains and Losses —

The Company’s fixed maturity securities are classified as available-for-sale and trading and are reported at estimated fair value. The Company’s equity securities are comprised of investments in common stocks and venture capital limited partnerships. The Company’s investments in common stocks are classified as available-for-sale and are reported at estimated fair value. The Company’s investments in venture capital limited partnerships are accounted for in accordance with the equity method of accounting or at estimated fair value (with changes in fair value recorded in other comprehensive income) depending upon the Company’s percentage ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company’s ownership interest in the partnership exceeds three percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company’s ownership interest is 20 percent or greater. In the unlikely event that the Company’s ownership interest in a partnership exceeded 50 percent the partnership would be consolidated. In all other circumstances, the Company accounts for its investments in venture capital limited partnerships at estimated fair value. Because the underlying partnerships are required under GAAP to mark their investment portfolios to market and report changes in such market value through their earnings, the Company’s earnings will reflect its pro rata share of such mark to market adjustment if it accounts for the partnership investment under the equity method. With respect to partnerships accounted for at fair value, there will be no impact on the Company’s earnings until: (i) the underlying investments held by the partnership are distributed to the Company, or (ii) the underlying investments held by the partnership are sold by the partnership and the proceeds distributed to the Company, or (iii) an impairment of the Company’s investment in the partnership is determined to exist. Unrealized gains and losses on fixed maturity securities available-for-sale and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. Unrealized gains and losses on fixed maturity securities classified as trading securities are reflected in current period earnings. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. Fixed maturity securities deemed to be other than temporarily impaired are analyzed to assess whether such investments should be placed on non-accrual status. A fixed maturity security would be placed on non-accrual status when management believes it will not receive all principal and interest payments according to the original terms. Any cash received on non-accrual status securities is applied against the outstanding principal. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the loan’s observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans’ respective interest rates.

Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Impairment losses on real estate held for investment are reported as realized losses on investments.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Real estate investments meeting the following criteria are classified as “real estate to be disposed of” in the Company’s consolidated balance sheet and the results therefrom are reported as “discontinued operations” in the Company’s consolidated statement of income and comprehensive income as a result of the Company’s adoption in 2002 of Financial Accounting Standard Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”):

•	Management, having the authority to approve the action, commits the organization to a plan to sell the property;

•	The property is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets;

•	An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing;

•	The sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within one year;

•	The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value; and

•	Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

Real estate to be disposed of is carried at the lower of its carrying value at the time of classification as “to be disposed of” or fair value less estimated selling costs.

Policy loans are carried at their unpaid principal balances.

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

Collateralized Financing Transactions —

Securities loaned and borrowed are accounted for as collateralized financing transactions and are recorded at the amount of cash collateral received or advanced. The fee received or paid by the Company is recorded as interest revenue or expense and is reflected in other income and other operating costs and expenses, respectively, in the consolidated statement of income and comprehensive income. The initial collateral advanced or received has a higher market value than the underlying securities. The Company monitors the market value of securities borrowed and loaned on a daily basis, with additional collateral obtained or refunded, as necessary.

The Company utilizes short-term repurchase agreements as supplementary short-term financing and delivers U.S. Treasury securities as collateral for cash received. These repurchase agreements are accounted for as collateralized financings. The fee paid by the Company is recorded as interest. The Company monitors the market value of securities transferred on a daily basis, and provides additional collateral as necessary.

Recognition of Insurance Revenue and Related Benefits —

Premiums from participating and non-participating traditional life, health and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders’ account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders’ account balance.

Commissions —

The Company earns commissions from clients for execution of securities, mutual funds, and insurance transactions. Commission income and related expenses are recorded on a trade-date basis.

Deferred Sales Commissions —

The Company, through Enterprise, sells Class B and C shares, which are subject to a contingent deferred sales charge (“CDSC”). At the time of sale, the Company pays commissions to brokers and dealers for sales of Enterprise Group of Funds Class B and C shares. Class B commissions paid are deferred and amortized on the lesser of six years straight-line, or the period during which related distribution and CDSC revenues are earned. The Company evaluates recoverability through ongoing estimates of future revenues from Class B shares. Class C share commissions are expensed when paid.

Deferred Policy Acquisition Costs (“DPAC”) —

The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new insurance business, are deferred.

For participating traditional life policies, DPAC is amortized over the expected life of the contracts (30 years) as a constant percentage based on the present value of estimated gross margins expected to be realized over the life of the contracts using discount rates that grade down from 7.22% in 2004 to 6.97% in the year 2026. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends.

For universal life products and investment-type products, DPAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked in discount rate. For non-participating term policies, DPAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8.0%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

The Company conducts programs from time-to-time that allow annuity contract holders to exchange older annuity contracts for new annuity products sold at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DPAC related to the exchanged contract.

DPAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DPAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DPAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to other comprehensive income as of the balance sheet date.

Future Policy Benefits and Policyholders’ Account Balances —

Future policy benefit liabilities for participating traditional life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Dividend fund interest assumptions range from 2.0% to 5.5%.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Policyholders’ account balances for universal life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.5%, 5.6% and 5.9% for the years ended December 31, 2003, 2002, and 2001, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.2%, 4.3% and 4.5% for the years ended December 31, 2003, 2002, and 2001, respectively.

Dividends to Policyholders —

Dividends to policyholders reflected on the consolidated statement of income and comprehensive income is comprised of policyholder dividends payable in the current year and the change in the deferred dividend liability. Dividends payable to policyholders are determined annually by the board of directors of MONY Life. All but a de minimus amount of dividends paid to policyholders are on policies in the Closed Block. Refer to Note 3 for a more detailed explanation of policyholder dividends, as well as the deferred dividend liability. The change in the deferred dividend liability recognized in the consolidated statement of income and comprehensive income was $23.7 million, $(14.6) million and $21.2 million for the years ended December 31, 2003, 2002, and 2001, respectively.

Participating Business —

At December 31, 2003 and 2002, participating business, substantially all of which is in the Closed Block, represented approximately 28.7% and 34.0% of the Company’s life insurance in force, and 70.2% and 73.7% of the number of life insurance policies in force, respectively. For each of the years ended December 31, 2003, 2002, and 2001, participating business represented approximately 79.0%, 82.5%, and 83.5%, respectively, of life insurance premiums.

Stock-Based Compensation —

FASB Statement No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), issued in October 1995, prescribes accounting and reporting standards for employee stock-based compensation plans, as well as transactions in which an entity issues equity instruments to acquire goods or services from non-employees. However, for employee stock based compensation plans, SFAS 123 permits companies, at their election, to continue to apply the accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), which was issued and effective since 1972. SFAS 123 provides no similar election with respect to transactions in which an entity issues equity instruments to acquire goods or services from non-employees. For companies electing to apply the accounting prescribed by APB 25 to their employee stock-based compensation plans, SFAS 123 requires that pro forma disclosure be made of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted. The Company elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the aforementioned pro forma disclosures. Based on the definition of an “employee” prescribed in the Internal Revenue Code, the Company’s career financial professionals do not qualify as employees. See Note 23 for further discussion of the Company’s stock based compensation plans.

The following table reflects the effect on the Company’s net income as if the accounting prescribed by SFAS 123 had been applied to the options granted to employees and outstanding as at December 31, 2003, 2002 and 2001:

	For the Years Ended December 31
	2003	2002	2001
	($ in millions)

Net income/(loss), as reported	$56.2	$(5.6)	$(34.0)

Less: Total stock-based employee compensation determined under the fair value method of accounting, net of tax	(5.4)	(5.2)	(4.3)

Pro forma net income/(loss)	$50.8	$(10.8)	$(38.3)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

The fair value of each option outstanding is estimated using the Black-Scholes option pricing model with the following assumptions: exercise prices ranging from $20.90 to $44.25, dividend yields ranging from 1.02% to 2.37%, expected volatility ranging from 23.5% to 44.4%, and a range of interest rates from 3.3% to 6.7%. The fair value of options determined using the Black-Scholes pricing model ranged from $6.30 to $18.92 per share at December 31, 2003.

The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company’s employee and career financial professional options have characteristics different than those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its stock options.

Federal Income Taxes —

The Company files a consolidated federal income tax return with its ultimate parent, the MONY Group and its other subsidiaries, as well as the Company’s life and non-life affiliates except Sagamore Financial Corporation, the parent holding company of USFL. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Reinsurance —

The Company has reinsured certain of its life insurance and investment contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts” requires that there be a “reasonable possibility” that the reinsurer may realize a “significant loss” from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a “reasonable possibility” as having a probability of at least 10%. In assessing whether the projected results of the reinsured business constitute a “significant loss”, the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the “aggregate projected loss”), to an estimate of the reinsurer’s investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

The reinsurer’s investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer’s credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

Separate Accounts —

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s consolidated statements of income and comprehensive income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company’s revenues.

Consolidated Statements of Cash Flows — Non-cash Transactions —

For the years ended December 31, 2003, 2002, and 2001, respectively, real estate of $0.0 million, $12.0 million, and $18.0 million was acquired in satisfaction of debt. At December 31, 2003 and 2002, the Company owned real estate acquired in satisfaction of debt of $28.2 million and $33.1 million, respectively. Other non-cash transactions, which are reflected in the statement of cash flows as a reconciling item from net income to net cash provided by operating activities, consisted primarily of stock distributions from the Company’s partnership investments and payment-in-kind for interest due on certain fixed maturity securities.

New Accounting Pronouncements Adopted as of December 31, 2003 —

On January 1, 2001 the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses are reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company’s use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2001 the Company adopted SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125 (“SFAS 140”). SFAS No. 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company’s results of operations or financial position.

Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations (“SFAS 141”). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company’s past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. As a result of adopting this standard, the Company no longer recognizes goodwill amortization of approximately $1.3 million on an annualized basis. In addition, since the adoption of this standard, based on the Company’s estimate of its reporting units, the Company has determined that none of its goodwill is impaired (see Note 24).

On January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. SFAS 144 retains many of the same provisions as SFAS 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of (“SFAS 121”). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the consolidated statement of income and comprehensive income. The Company had real estate that meets the definition of a component of the entity. Substantially all of the Company’s real estate to be disposed of resulted from disposal activities initiated prior to the effective date of SFAS 144. The carrying value of real estate to be disposed of at December 31, 2003 and 2002 was $0.0 million and $26.8 million, respectively. The Company’s pretax income/(loss) from real estate to be disposed of for the years ended December 31, 2003 and 2002, which is reported in the Company’s consolidated statement of income and comprehensive income as a discontinued operation, was $9.0 million and $(3.9) million, respectively.

In December 2002, the FASB issued SFAS No. 148 Accounting for Stock-Based Compensation — Transition and Disclosure and amendment of FASB Statement No. 123 (“SFAS 148”). This Statement amends SFAS 123, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, SFAS 148 amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. The disclosure provisions for SFAS 148 were effective for interim periods beginning after December 15, 2002. The transition provisions of SFAS 148 were effective for financial statements for fiscal years ending after December 31, 2002. As of December 31, 2003, the Company has not adopted the fair value based method of accounting for stock based compensation.

In April 2003, the FASB issued SFAS 133 Implementation Issue B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“DIG B36”). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer’s receivable and ceding company’s payable arising from modified coinsurance or similar arrangements. Paragraph 12(a) of SFAS 133 indicates that an embedded derivative must be separated from the host contract (“bifurcated”) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance arrangement because the yield on the receivable and payable is based on a specified proportion of the ceding company’s return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, with earlier application as of the beginning of a fiscal quarter permitted. The adoption of DIG B36 did not have a material impact on the Company’s results of operations and financial position.

In May 2003, the FASB issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity (“SFAS 150”). SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity’s classification of the following free-standing instruments: (i) mandatory redeemable instruments, (ii) financial instruments to repurchase an entity’s own equity instruments, and (iii) financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (a) a fixed monetary amount known at inception or (b) something other than changes in its own equity instruments. SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 was generally effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company’s results of operations and financial position.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

In October 2003, the FASB finalized the proposed FASB Staff Position 46-e Effective Date of Interpretation 46 (“FIN 46”), for Certain Interests Held by a Public Entity (“Staff Position 46-e”). Staff Position 46-e defers the latest date by which all public entities must apply SFAS Interpretation No. 46 Consolidation of Variable Interest Entities (“Interpretation 46”), to the first reporting period ending after December 15, 2003. Interpretation 46 represents an interpretation of Accounting Research Bulletin No. 51, Consolidated Financial Statements (“ARB 51”). ARB 51 requires that a company’s consolidated financial statements include subsidiaries in which the company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as “variable interest entities”) that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. Interpretation 46 provides guidance on identifying variable interest entities and on assessing whether a company’s investment in a variable interest entity requires consolidation thereof. Interpretation 46 was initially effective in January 2003 for investments made in variable interest entities after January 31, 2003 and it was effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The deferral applied to all variable interest entities and potential variable interest entities, both financial and non-financial in nature. Variable interest entities that were previously consolidated in issued financial statements under Interpretation 46 were not unconsolidated. The adoption of Interpretation 46 did not have a material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132–2003”). SFAS 132-2003 improves the financial statement disclosures for defined benefit plans contained in SFAS No. 132 Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132”), which it replaces, and requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The additional disclosures include information describing the types of plan assets, investment strategy, measurement date(s), plan obligations, cash flows, and components of net periodic benefit cost recognized during interim periods. SFAS 132-2003 does not change the measurement or recognition of pension plans and other postretirement benefit plans required by SFAS 87 Employers’ Accounting for Pensions, SFAS 88 Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits and SFAS 106 Employers’ Accounting for Postretirement Benefits Other Than Pensions. The disclosure provisions for SFAS 132-2003 are effective for financial statements with fiscal years ending after December 15, 2003.

New Accounting Pronouncements Not Yet Adopted as of December 31, 2003 —

In July 2003 the American Institute of Certified Public Accountants issued Statement of Position 03-1 Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts (“SOP 03-1”). SOP 03-1 provides guidance relating to (i) separate account presentation, (ii) accounting for an insurance enterprise’s interest in separate accounts, (iii) gains and losses on the transfer of assets from the general account, (iv) liability valuation, (v) return based on a contractually referenced pool of assets or index, (vi) determining the significance of mortality and morbidity risk and classification of contracts that contain death or other insurance benefit features, (vii) accounting for contracts that contain death or other insurance benefit features, (viii) accounting for reinsurance and other similar contracts, (ix) accounting for annuitization benefits, (x) sales inducements to contract holders, and (xi) disclosures in the financial statements of an insurance enterprise regarding (a) separate account assets and liabilities, (b) the insurance enterprise’s accounting policy for sales inducements, and (c) the nature of the liabilities and methods and assumptions used in estimating any contract benefits recognized in excess of the account balance. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. The adoption of SOP 03-1 will result in the Company having to establish an additional liability for Guaranteed Minimum Death Benefits of approximately $0.8 million at January 1, 2004. This increase in reserves will be partially offset by a decrease in DPAC amortization due to lower profit margins as a result of the increased reserves. The adoption of SOP 03-1 is not expected to have any other material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS Interpretation No. 46-Revised Consolidation of Variable Interest Entities (“Interpretation 46R”), which incorporates a number of modifications and changes to Interpretation 46 (see — New Accounting

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4.  Summary of Significant Accounting Policies: (continued)

Pronouncements Adopted as of December 31, 2003, above). Interpretation 46R clarifies some of the requirements of Interpretation 46, eases some of its implementation problems, and adds new scope exceptions and applicability judgments. Interpretation 46R is effective for reporting periods ending after December 15, 2003 for investments in variable interest entities considered to be special-purpose entities. The implementation of Interpretation 46R for all other investments in variable interest entities is required for reporting periods ending after March 15, 2004, with early adoption permitted. The adoption of FIN 46R is not expected to have a material impact on the Company’s results of operations and financial position.

5.  Investment Income, Realized and Unrealized Investment Gains/(Losses), and Comprehensive Income:

Net investment income for the years ended December 31, 2003, 2002, and 2001 was derived from the following sources:

	2003	2002	2001
	($ in millions)

Net Investment Income

Fixed maturity securities	$498.9	$486.7	$484.4

Equity securities	12.7	7.8	(33.9)

Mortgage loans	143.4	138.9	139.8

Other investments (including cash and short-term)	104.2	126.3	132.7

Total investment income	759.2	759.7	723.0

Investment expenses	35.0	34.3	46.1

Net investment income	$724.2	$725.4	$676.9

Net realized gains/(losses) on investments for the years ended December 31, 2003, 2002, and 2001 are summarized as follows:

	2003	2002	2001
	($ in millions)

Net Realized Gains (Losses) on Investments

Fixed maturity securities	$50.0	$(79.5)	$(2.6)

Equity securities	(9.1)	(38.7)	(7.8)

Mortgage loans	18.6	(3.0)	9.3

Other invested assets	(13.1)	(29.9)	(11.2)

Net realized gains/(losses) on investments	$46.4	$(151.1)	$(12.3)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5.  Investment Income, Realized and Unrealized Investment Gains/(Losses), and Comprehensive Income: (continued)

Following is a summary of the change in unrealized investment gains/(losses), net of related deferred income taxes and the adjustment for DPAC (see Note 10), which are reflected in accumulated other comprehensive income for the periods presented. The net change in unrealized investment gains/(losses) and the change in the Company’s minimum pension liability represent the only components of other comprehensive income for the years ended December 31, 2003, 2002, and 2001 as presented below:

	2003	2002	2001
	($ in millions)

Other Comprehensive Income

Change in unrealized gains/(losses):

Fixed maturity securities	$(43.2)	$360.5	$156.7

Equity securities	14.9	2.2	(3.4)

Interest rate swap	(2.8)	12.4	—

Other	0.7	—	—

Subtotal	(30.4)	362.7	153.3

AEGON Portfolio (See Note 13)	—	(29.3)	31.0

Subtotal	(30.4)	333.4	184.3

Effect on unrealized gains/(losses) on investments attributable to:

DPAC	(12.2)	(67.4)	(30.3)

Deferred federal income taxes	15.2	(92.4)	(48.2)

Net unrealized gains/(losses) and DPAC transferred to the Closed Block	17.0	(129.8)	(69.2)

Change in unrealized gains/(losses) on investments, net	(10.4)	43.8	36.6

Minimum pension liability adjustment	1.2	(1.9)	(11.5)

Other comprehensive income/(loss)	$(9.2)	$41.9	$25.1

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002, and 2001 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

	2003	2002	2001
	($ in millions)

Reclassification Adjustments

Unrealized gains/(losses) on investments	$(21.2)	$83.7	$34.6

Reclassification adjustment for gains included in net income	10.8	(39.9)	2.0

Unrealized gains/(losses) on investments, net of reclassification adjustments	$(10.4)	$43.8	$36.6

Unrealized gains/(losses) on investments, excluding net unrealized gains/(losses) on assets allocated to the Closed Block, reported in the above table for the years ended December 31, 2003, 2002, and 2001 are net of income tax (benefit)/expense of $(21.6) million, $115.0 million and $43.2 million, respectively, and $9.1 million, $(71.4) million and $(32.1) million, respectively, relating to the effect of such unrealized gains/(losses) on DPAC.

Reclassification adjustments, excluding net unrealized gains/(losses) on assets allocated to the Closed Block, reported in the above table for the years ended December 31, 2003, 2002, and 2001 are net of income tax expense (benefit) of $6.5 million, $(22.5) million and $5.1 million, respectively, and $(3.1) million, $4.1 million and $1.8 million, respectively, relating to the effect of such amounts on DPAC.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6.  Fixed Maturity and Equity Securities:

Fixed Maturity Securities —

The following table presents the amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities, including amounts relating to certain invested assets held pursuant to a reinsurance arrangement whereby all the experience from such assets is passed to the reinsurer, as of December 31, 2003 and 2002.

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)

U.S. Treasury securities and Obligations of U.S. Government agencies	$1,622.6	$847.2	$41.2	$66.7	$17.9	$0.2	$1,645.9	$913.7

Collateralized mortgage obligations:

Government agency-backed	95.2	169.3	1.8	8.4	0.4	—	96.6	177.7

Non-agency backed	6.5	92.8	0.2	3.4	—	—	6.7	96.2

Other asset-backed securities:

Government agency-backed	6.7	121.9	0.4	5.9	—	—	7.1	127.8

Non-agency backed	314.8	582.1	24.2	34.7	1.5	4.6	337.5	612.2

Foreign governments	52.3	42.5	6.6	6.1	0.2	0.3	58.7	48.3

Utilities	526.5	546.1	39.6	37.1	1.8	7.2	564.3	576.0

Corporate bonds	5,341.6	4,871.4	397.5	385.1	22.5	30.7	5,716.6	5,225.8

Total bonds	7,966.2	7,273.3	511.5	547.4	44.3	43.0	8,433.4	7,777.7

Redeemable preferred stocks	37.0	47.0	4.2	3.5	—	—	41.2	50.5

Total	$8,003.2	$7,320.3	$515.7	$550.9	$44.3	$43.0	$8,474.6	$7,828.2

The carrying value of the Company’s fixed maturity securities at December 31, 2003 and 2002 is net of adjustments for impairments in value deemed to be other than temporary of $113.5 million and $124.4 million, respectively.

At December 31, 2003 and 2002, there was $23.4 million and $6.7 million, respectively, of fixed maturity securities which had been non-income producing for the twelve months preceding such dates. Interest income that would have been recognized on these fixed maturity securities was $2.8 million and $1.5 million for the years ended December 31, 2003 and 2002, respectively.

The Company classifies fixed maturity securities which: (i) are in default as to principal or interest payments; (ii) are to be restructured pursuant to commenced negotiations; (iii) went into bankruptcy subsequent to acquisition; or (iv) are deemed to have other than temporary impairments to value as “problem fixed maturity securities.” At December 31, 2003 and 2002, the carrying value of problem fixed maturity securities held by the Company was $240.4 million and $274.7 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2003 and 2002, the carrying value of potential problem fixed maturity securities held by the Company was $4.9 million and $8.5 million, respectively. In addition, at December 31, 2003 and 2002, the Company had no fixed maturity securities which had been restructured.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6.  Fixed Maturity and Equity Securities: (continued)

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2003, are as follows:

	Amortized Cost	Estimated Fair Value
	($ in millions)

Due in one year or less	$265.7	$276.4

Due after one year through five years	2,139.4	2,312.7

Due after five years through ten years	2,998.3	3,193.6

Due after ten years	1,644.0	1,699.1

Subtotal	7,047.4	7,481.8

Mortgage-and asset-backed securities	955.8	992.8

Total	$8,003.2	$8,474.6

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from sales of fixed maturity securities during 2003, 2002, and 2001 were $1,844.2 million, $468.1 million and $479.4 million, respectively. Gross gains of $70.3 million, $35.1 million and $21.3 million and gross losses of $0.4 million, $6.6 million and $8.3 million were realized on these sales in 2003, 2002, and 2001, respectively.

Equity Securities —

The cost, gross unrealized gains and losses, and estimated fair value of marketable and non-marketable equity securities at December 31, 2003 and 2002 are as follows:

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)

Marketable equity securities	$65.6	$59.9	$8.7	$3.3	$0.9	$2.3	$73.4	$60.9

Non-marketable equity securities	178.0	192.8	16.6	29.5	16.3	35.5	178.3	186.8

	$243.6	$252.7	$25.3	$32.8	$17.2	$37.8	$251.7	$247.7

Proceeds from sales of equity securities during 2003, 2002, and 2001 were $16.9 million, $16.5 million and $31.0 million, respectively. Gross gains of $5.4 million, $2.7 million and $3.1 million and gross losses of $0.5 million, $2.8 million and $9.5 million were realized on these sales during 2003, 2002, and 2001, respectively.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7.  Other Than Temporary Impairments:

The following table presents certain information by type of investment with respect to the Company’s gross unrealized losses on fixed maturity and equity securities at December 31, 2003, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position. This table excludes amounts relating to certain invested assets held pursuant to a reinsurance agreement whereby all the experience from such assets is passed to the reinsurer.

	Less Than 12 Months		Greater Than 12 Months		Total
	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses
	($ in millions)

U.S. Treasury securities and Obligations of U.S. Government Agencies	$877.7	$(17.9)	$0.3	$—	$878.0	$(17.9)

Collateralized mortgage obligations:

Government agency-backed	43.0	(0.3)	—	—	43.0	(0.3)

Non government agency-backed	—	—	—	—	—	—

Other asset-backed securities:

Government agency-backed	—	—	—	—	—	—

Non government agency-backed	1.0	—	35.1	(1.5)	36.1	(1.5)

Foreign governments	12.5	(0.2)	—	—	12.5	(0.2)

Utilities	62.4	(1.8)	—	—	62.4	(1.8)

Corporate bonds	628.7	(21.1)	49.0	(1.1)	677.7	(22.2)

Total bonds	1,625.5	(41.3)	81.4	(2.6)	1,709.9	(43.9)

Common stocks	5.7	(0.9)	—	—	5.7	(0.9)

Total temporarily impaired securities	$1,631.2	$(42.2)	$84.4	$(2.6)	$1,715.6	$(44.8)

There were 19 investment grade fixed maturity security positions that have been in an unrealized loss position for more than 12 months as of December 31, 2003. The aggregate gross pre-tax unrealized loss relating to these positions was $2.6 million ($1.7 million after-tax) as of such date. Of these positions: (i) eight comprising approximately $1.8 million ($1.2 million after-tax) of the aforementioned aggregate unrealized loss, were not considered “other than temporarily impaired” principally because of the issuer’s financial strength as indicated by the fact that all such securities were rated “A” or better, (ii) eight comprising approximately $0.8 million ($0.5 million after-tax) of the aforementioned unrealized loss were not considered “other than temporarily impaired” because management is of the opinion that the unrealized loss position was primarily attributable to temporary market conditions affecting the related industry sectors, as well as the fact that management’s analysis of the issuer’s financial strength supported the conclusion that the security was not “other than temporarily impaired”, and (iii) three positions with negligible unrealized losses were U.S. Government securities.

There were no common stock positions that have been in an unrealized loss position for more than 12 months as at December 31,2003.

8.  Mortgage Loans on Real Estate:

Mortgage loans on real estate at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)

Commercial and residential mortgage loans	$1,452.9	$1,592.3

Agricultural mortgage loans	349.5	307.8

Total loans	1,802.4	1,900.1

Less: valuation allowances	(20.0)	(22.7)

Mortgage loans, net of valuation allowances	$1,782.4	$1,877.4

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8.  Mortgage Loans on Real Estate: (continued)

An analysis of the valuation allowances for 2003, 2002, and 2001 is as follows:

	2003	2002	2001
	($ in millions)

Balance, beginning of year	$22.7	$28.5	$32.2

Increase/(decrease) in allowance	0.9	0.7	(0.8)

Reduction due to paydowns, payoffs, and writeoffs	(3.6)	(2.1)	(0.2)

Transfers to real estate	—	(4.4)	(2.7)

Balance, end of year	$20.0	$22.7	$28.5

Impaired mortgage loans along with related valuation allowances as of December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)

Investment in impaired mortgage loans (before valuation allowances):

Loans that have valuation allowances	$14.3	$66.7

Loans that do not have valuation allowances	30.2	90.3

Subtotal	44.5	157.0

Valuation allowances	(3.2)	(14.7)

Impaired mortgage loans, net of valuation allowances	$41.3	$142.3

During 2003, 2002, and 2001, the Company recognized $4.1 million, $11.3 million and $12.8 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, the carrying value of mortgage loans which were non-income producing for the twelve months preceding such dates was $0.0 million and $13.8 million, respectively. Interest income that would have been recognized on these mortgage loans was $2.2 million for the year ended December 31, 2002.

At December 31, 2003 and 2002, the Company had restructured mortgage loans of $15.3 million and $29.8 million, respectively. Interest income of $1.3 million, $1.5 million and $4.3 million was recognized on restructured mortgage loans in 2003, 2002, and 2001, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $1.6 million, $4.0 million and $7.2 million in 2003, 2002, and 2001, respectively.

9.  Segment Information:

The Company’s business activities consist of the following: protection product operations, accumulation product operations, mutual fund operations, securities broker-dealer operations, insurance brokerage operations, and certain insurance lines of business no longer written by the Company (the “run-off businesses”). These business activities represent the Company’s operating segments. Except as discussed below, these segments are managed separately because they either provide different products or services, are subject to different regulation, require different strategies, or have different technology requirements.

Management considers the Company’s mutual fund operations to be an integral part of the products offered by the Company’s Accumulation Products segment. Accordingly, for management purposes (including performance assessment and making decisions regarding the allocation of resources), the Company aggregates its mutual fund operations with its Accumulation Products segment.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Of the aforementioned segments, only the Protection Products segment and the Accumulation Products segment qualify as reportable segments in accordance with SFAS No.131, Disclosures about Segments of an Enterprise and Related Information. All of the Company’s other segments are combined and reported in the Other Products segment.

Products comprising the Protection Products segment primarily include a wide range of individual life insurance products, including: whole life, term life, universal life, variable universal life, corporate-owned life, last survivor universal life, last survivor variable universal life, group universal life and special-risk products. In addition, included in the Protection Products segment are: (i) the assets and liabilities transferred pursuant to the Group Pension Transaction (which ceased as of December 31, 2002 – see Note 13), as well as the Group Pension Profits derived therefrom, (ii) the Closed Block assets and liabilities, as well as the revenues and expenses relating thereto (See Notes 3 and 20), and (iii) the Company’s disability income insurance products (which are 100% reinsured and no longer offered by the Company).

The Accumulation Products segment primarily includes flexible premium variable annuities, single and flexible premium deferred annuities, single premium immediate annuities, proprietary mutual funds, investment management services, and certain other financial services products.

The Company’s Other Products segment primarily consists of a securities broker-dealer operation, an insurance brokerage operation, and the run-off businesses. The securities broker-dealer operation markets the Company’s proprietary investment products and, in addition, provides customers of the Company’s protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities). The insurance brokerage operation provides the Company’s career agency sales force with access to variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The run-off businesses primarily consist of group life and health business, as well as group pension business that was not included in the Group Pension Transaction (See Note 13).

Set forth in the table below is certain financial information with respect to the Company’s reportable segments as of and for each of the years ended December 31, 2003, 2002, and 2001, as well as amounts not allocated to the segments. Except for various allocations discussed below, the accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 4). The Company evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items (e.g., items of an unusual or infrequent nature). The Company does not allocate certain non-recurring items to the segments. In addition, unless otherwise noted, all segment revenues are from external customers.

Assets have been allocated to the segments in amounts sufficient to support the associated liabilities of each segment and maintain a separately calculated regulatory risk-based capital (“RBC”) level for each segment. Allocations of the net investment income and net realized gains (losses) on investments were based on the amount of assets allocated to each segment. Other costs and operating expenses were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company’s product pricing. Substantially all non-cash transactions and impaired real estate (including real estate acquired in satisfaction of debt) have been allocated to the Protection Products segment.

Amounts reported as “reconciling amounts” in the table below primarily relate to: (i) contracts issued by the MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes, (iii) charges totaling $5.8 million, $7.2 million and $56.8 million in 2003, 2002 and 2001, respectively, associated with the Company’s reorganization activities (see Note 25), (iv) a $1.5 million decrease in 2002 in certain reserves established in connection with the reorganization charge recorded in 2001 (see Note 25) and (v) merger related expenses totaling $0.8 million in 2003 incurred in connection with MONY Group’s pending merger transaction with AXA Financial (see Note 2).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Segment Summary Financial Information

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Premiums:

Protection Products	$667.9	$662.9	$675.5

Accumulation Products	21.2	11.6	5.3

Other Products	16.1	15.9	14.5

	$705.2	$690.4	$695.3

Universal life and investment-type product policy fees:

Protection Products	$170.4	$152.1	$151.6

Accumulation Products	40.6	46.8	54.7

Other Products	(0.1)	1.6	0.9

	$210.9	$200.5	$207.2

Net investment income and net realized gains/(losses) on investments (7)(8):

Protection Products	$648.9	$474.7	$559.4

Accumulation Products	101.4	59.9	68.6

Other Products	20.1	18.9	17.9

Reconciling amounts	9.2	24.7	18.7

	$779.6	$578.2	$664.6

Other income:

Protection Products (1)	$33.6	$84.0	$46.8

Accumulation Products	105.7	96.1	107.4

Other Products	79.9	60.7	57.5

Reconciling amounts	7.4	10.8	8.1

	$226.6	$251.6	$219.8

Amortization of deferred policy acquisition costs:

Protection Products	$114.8	$110.3	$115.7

Accumulation Products	5.2	45.8	26.1

Reconciling amounts	—	—	17.0

	$120.0	$156.1	$158.8

Benefits to policyholders and interest credited to policyholders’ account balances:

Protection Products	$837.6	$794.2	$815.1

Accumulation Products	106.0	87.9	75.4

Other Products	31.8	30.4	29.2

Reconciling amounts	5.5	9.9	5.5

	$980.9	$922.4	$925.2

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Other operating costs and expenses:

Protection Products	$268.7	$226.6	$245.5

Accumulation Products	125.1	119.4	127.2

Other Products	96.3	83.3	87.3

Reconciling amounts	27.2	30.1	59.4

	$517.3	$459.4	$519.4

Income/(loss) before income taxes (7)(8):

Protection Products	$77.6	$57.0	$23.1

Accumulation Products	31.4	(39.9)	5.7

Other Products	(13.1)	(17.8)	(27.3)

Reconciling amounts	(16.1)	(4.5)	(54.6)

	$79.8	$(5.2)	$(53.1)

Assets:

Protection Products (10)	$12,956.9	$12,258.0	$16,212.9

Accumulation Products	5,235.6	4,521.8	5,077.7

Other Products	767.0	988.2	1,125.7

Reconciling amounts	885.5	727.9	994.8

	$19,845.0	$18,495.9	$23,411.1

Deferred policy acquisition costs:

Protection Products	$1,153.4	$1,093.3	$1,087.0

Accumulation Products	172.0	133.1	146.8

	$1,325.4	$1,226.4	$1,233.8

Future policy benefits:

Protection Products	$7,626.3	$7,543.3	$7,467.2

Accumulation Products	207.7	188.6	173.5

Other Products	192.3	203.1	213.9

Reconciling amounts	15.2	14.9	15.4

	$8,041.5	$7,949.9	$7,870.0

Unearned premiums:

Protection Products	$58.2	$54.7	$53.1

Accumulation Products	—	—	—

Other Products	—	2.6	2.8

Reconciling amounts	—	—	—

	$58.2	$57.3	$55.9

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

	2003(4)	2002(5)	2001(3)(6)
	($ in millions)

Policyholders’ balances and other policyholders’ liabilities:

Protection Products	$1,831.1	$1,629.8	$2,845.9

Accumulation Products	1,491.3	1,225.5	969.0

Other Products	152.4	155.7	145.3

Reconciling amounts	0.8	0.6	0.9

	$3,475.6	$3,011.6	$3,961.1

Separate account liabilities (2)(9):

Protection Products (10)	$826.9	$604.6	$3,783.7

Accumulation Products	3,143.5	2,699.0	3,464.3

Other Products	302.3	298.1	429.7

Reconciling amounts	579.2	535.9	694.1

	$4,851.9	$4,137.6	$8,371.8

(1)	Includes Group Pension Profits in 2002 and 2001 (see Note 13).
(2)	Each segment includes separate account assets in an amount not less than the corresponding liability reported.
(3)	See Note 25 for details regarding the allocation of Reorganization and Other Charges to segments.
(4)	Amounts reported as “reconciling” in 2003 primarily related to (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16), (iii) charges totaling $5.8 million pre-tax relating to the Company’s reorganization activities (see Note 25) and (iv) merger related expenses totaling $0.8 million incurred in connection with MONY Group’s pending merger with AXA Financial (see Note 2).
(5)	Amounts reported as “reconciling” in 2002 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16), (iii) charges totaling $7.2 million pre-tax relating to the Company’s 2003 reorganization activities (see Note 25), and (iv) a $1.5 million decrease in certain reserves associated with the Company’s 2001 reorganization charge (see Note 25).
(6)	Amounts reported as “reconciling” in 2001 primarily relate to: (i) contracts issued by MONY Life relating to its employee benefit plans, (ii) interest expense associated with the surplus and intercompany surplus notes (see Note 16) and (iii) charges totaling $56.8 million pre-tax relating to the Company’s reorganization activities (see Note 25).
(7)	Amounts reported in 2002 include a loss of $3.9 million pre-tax from discontinued operations, of which $3.3 million, $0.4 million, and $0.2 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.
(8)	Amounts reported in 2003 include a gain of $9.0 million pre-tax from discontinued operations, of which $7.7 million, $0.9 million and $0.4 million, has been allocated to the Protection Products, Accumulation Products and Other Products segments, respectively.
(9)	Includes separate account liabilities relating to the Group Pension Transaction of $3,179.5 million as of December 31, 2001 (see Note 13).
(10)	As explained in Note 13, in accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon USA, Inc. (“AEGON”). Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from AEGON the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on its balance sheet.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9.  Segment Information: (continued)

Substantially all of the Company’s revenues are derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed 10.0% of total consolidated revenues.

Following is a summary of revenues by product for the years ended December 31, 2003, 2002, and 2001:

	2003	2002	2001
	($ in millions)

Premiums:

Individual life	$667.6	$662.6	$675.1

Disability income insurance	0.3	0.3	0.4

Group insurance	16.1	15.9	14.5

Other	21.2	11.6	5.3

Total	$705.2	$690.4	$695.3

	2003	2002	2001
	($ in millions)

Universal life and investment-type product policy fees:

Universal life	$76.9	$64.8	$68.8

Variable universal life	84.0	78.1	73.4

Group universal life	9.5	9.2	9.4

Individual variable annuities	40.6	46.8	54.7

Individual fixed annuities	(0.1)	1.6	0.9

Total	$210.9	$200.5	$207.2

10.  Deferred Policy Acquisition Costs:

Policy acquisition costs deferred and amortized in 2003, 2002, and 2001 are as follows:

	2003	2002	2001
	($ in millions)

Balance, beginning of the year	$1,226.4	$1,233.8	$1,209.7

Costs deferred during the year	233.7	213.1	209.1

Amortized to expense during the year	(120.0)	(156.1)	(158.8)

Effect on DPAC from unrealized (gains)/losses	(14.7)	(64.4)	(26.2)

Balance, end of the year	$1,325.4	$1,226.4	$1,233.8

11.  Pension Plans and Other Postretirement Benefits:

Pension Plans —

The Company has a qualified pension plan covering substantially all of MONY Life’s salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on: (i) years of service, (ii) the employee’s final average annual compensation and (iii) wage bases or benefits under Social Security, and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee’s elective deferrals under the incentive savings plan for employees up to 3% of the employee’s eligible compensation and an additional 2% of eligible compensation for each active participant. Effective

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current or prior year under Section 404 of the Internal Revenue Code (“IRC”) because the plan was fully funded under Section 412 of the IRC.

During 2002, the Company amended its Qualified Pension plan, which increased certain benefit liabilities payable thereunder. The amendment resulted in an increase of $3.7 million in the plan’s projected benefit obligation.

The assets of the qualified pension plan are primarily invested in MONY Pooled Accounts which include common stock, real estate, and public and private fixed maturity securities. At December 31, 2003 and 2002, $312.0 million and $304.7 million, respectively, were invested in the MONY Pooled Accounts. Benefits of $34.0 million, $30.2 million and $27.9 million were paid by this plan for the years ended December 31, 2003, 2002 and 2001, respectively.

MONY Life also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service (“IRS”) limits to certain employees. The benefits are based on years of service and the employee’s final average annual compensation. Pension benefits are paid from the Company’s general account.

Postretirement Benefits —

The Company provides certain health care and life insurance benefits for retired employees and field underwriters of MONY Life. The Company amortizes its postretirement transition obligation over a period of twenty years.

Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company’s postretirement healthcare plan, there is a per capita limit on the Company’s healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) was signed into law. The Act introduces a prescription drug benefit under Medicare Part D as well as a Federal subsidy to employers who provide an “actuarial equivalent” prescription drug benefit to employees. The requirements under the Act are not expected to have a material impact on the Company’s results of operations and financial position.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

The following presents the change in the benefit obligation, change in plan assets and other information with respect to the Company’s qualified and non-qualified defined benefit pension plans and other benefits which represent the Company’s postretirement benefit obligation:

	Pension Benefits		Other Benefits
	2003	2002	2003	2002
	($ in millions)

Change in benefit obligation:

Benefit obligation at beginning of year	$431.4	$411.5	$102.1	$104.7

Service cost	6.9	5.9	1.7	1.5

Interest cost	27.8	29.2	6.4	6.7

Plan amendment	—	3.7	—	—

Actuarial loss	29.5	18.0	4.4	(0.9)

Benefits paid	(44.1)	(36.9)	(7.7)	(9.9)

Benefit obligation at end of year	451.5	431.4	106.9	102.1

Change in plan assets:

Fair value of plan assets at beginning of year	354.9	419.5	—	—

Actual return on plan assets	68.2	(32.6)	—	—

Employer contribution	10.2	6.7	7.7	9.9

Benefits and expenses paid	(45.7)	(38.7)	(7.7)	(9.9)

Fair value of plan assets at end of year	387.6	354.9	—	—

Funded status	(63.9)	(76.5)	(106.9)	(102.1)

Unrecognized actuarial loss	149.0	176.6	16.3	12.1

Unamortized transition obligation	1.0	1.7	27.5	30.6

Unrecognized prior service cost	2.2	1.5	(0.6)	(0.7)

Net amount recognized	$88.3	$103.3	$(63.7)	$(60.1)

Amounts recognized in the statement of financial position consist of the following:

Prepaid benefit cost	$132.5	$151.0	$—	$—

Accrued benefit liability	(61.1)	(66.6)	(63.7)	(60.1)

Intangible asset	1.0	1.7	—	—

Accumulated other comprehensive income	15.9	17.2	—	—

Net amount recognized	$88.3	$103.3	$(63.7)	$(60.1)

The Company’s qualified plan had assets of $387.6 million and $354.9 million at December 31, 2003 and 2002, respectively. The projected benefit obligation and accumulated benefit obligation for the qualified plan were $385.6 million and $354.3 million at December 31, 2003 and $365.2 million and $338.9 million at December 31, 2002, respectively.

The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plan, which is unfunded, were $65.9 million and $61.1 million at December 31, 2003 and $68.2 million and $66.6 million at December 31, 2002, respectively.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

Components of net periodic benefit cost for the pension and other post-retirement plans are as follows:

	Pension Benefits			Other Benefits
	2003	2002	2001	2003	2002	2001
	($ in millions)

Components of net periodic benefit cost

Service cost	$6.9	$5.9	$8.3	$1.7	$1.5	$1.5

Interest cost	27.8	29.2	30.9	6.4	6.7	7.2

Expected return on plan assets	(26.9)	(39.8)	(45.5)	—	—	—

Amortization of prior service cost	(0.3)	(0.3)	(0.8)	(0.1)	(0.1)	(0.2)

Recognized net actuarial loss/(gain)	17.2	4.6	1.1	0.1	—	—

Amortization of transition items	0.3	0.3	(7.5)	3.1	3.1	3.1

Net periodic benefit cost	$25.0	$(0.1)	$(13.5)	$11.2	$11.2	$11.6

	Pension Benefits		Other Benefits
	2003	2002	2003	2002

Weighted-average assumptions for the year ended December 31:

Discount rate	6.1%	6.6%	6.1%	6.6%

Expected return on plan assets	8.0%	10.0%	—	—

Rate of compensation increase (1)	—	—	5.0%	5.0%

(1)	For MONY Life, no benefits bearing incentive compensation is assumed for 2003. Otherwise, benefits bearing compensation is assumed to increase by 4% for all participants eligible for incentive compensation and by 5% for all others. Benefits bearing incentive compensation for the top four officers is assumed to be 50% of base salary after 2003.

MONY Life uses a December 31 measurement date for its pension plans and other postretirement benefits.

For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2004. The rate was assumed to decrease gradually to 6% for 2010 and remain at that level thereafter.

Plan Assets —

The Company’s assumption with respect to the future return on pension plan assets, which at January 1, 2003 was determined to be 8%, is made by management after taking into consideration historic returns on such assets (generally the geometric annual rate of return over at least a ten year period), the actual mix of the pension plan’s invested assets at the valuation date (which is assumed to be consistent in future periods), management’s outlook for future returns on such asset types, and the long-term outlook for such returns in the marketplace. At December 31, 2003 and 2002, the fair value of the pension plan invested assets were comprised of the following:

	Pension Benefits
	2003	2002

Public common stocks	61.5%	49.4%

Public and private fixed maturity securities	29.0%	43.8%

Real estate	4.0%	4.3%

Cash and cash equivalents	5.5%	2.5%

	100.0%	100.0%

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.  Pension Plans and Other Postretirement Benefits: (continued)

The fair value of pension plan assets is determined as follows:

•	Public and Private Fixed Maturity Securities — The estimated fair values of public fixed maturity securities are based upon quoted market prices, where available. The fair values of private fixed maturity securities or public fixed maturity securities which are not actively traded are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

•	Public common stock — The fair values of public common stock investments are determined based on quoted market prices.

•	Real estate — The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate, discounted at a rate commensurate with the underlying risks.

The Company also has a qualified money purchase pension plan covering substantially all career field underwriters. Company contributions of 5% of earnings plus an additional 2% of such earnings in excess of the social security wage base are made each year. At December 31, 2003 and 2002, the fair value of plan assets was $188.2 million and $165.1 million, respectively. For the years ended December 31, 2003, 2002, and 2001, the Company contributed $2.2 million, $2.8 million and $3.2 million to the plan, respectively, which amounts are reflected in “other operating costs and expenses” in the Company’s consolidated statement of income and comprehensive income.

The Company has a non-qualified defined contribution plan, which is unfunded. The non-qualified defined contribution plan projected benefit obligation, which equaled the accumulated benefit obligation, was $61.2 million and $52.9 million as of December 31, 2003 and 2002, respectively. The non-qualified defined contribution plan’s net periodic expense was $11.1 million, $(2.7) million and $(0.2) million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company also has incentive savings plans in which substantially all employees and career field underwriters of MONY Life are eligible to participate. The Company matches field underwriter contributions up to 2% of eligible compensation and may also make an additional profit sharing contribution for non-officer employees. As with the employee excess plan, the Company also sponsors non-qualified excess defined contribution plans for both the field underwriter retirement plan and the incentive savings plan for field underwriters of MONY Life. The Company also sponsors several other 401(k) plans for its smaller subsidiaries which the Company considers immaterial.

12.  Income Taxes:

The Company files a consolidated federal income tax return with its ultimate parent, MONY Group, and its other subsidiaries, as well as the Company’s life and non-life affiliates except Sagamore Financial Corporation and its subsidiaries (see Note 4).

Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense/(benefit) is presented below:

	2003	2002	2001
	($ in millions)

Income tax expense/(benefit):

Current	$68.3	$(39.0)	$11.6

Deferred	(47.8)	33.0	(7.5)

Income tax expense/(benefit) from continuing operations	20.5	(6.0)	(19.1)

Discontinued operations	3.1	(1.4)	—

Total	$23.6	$(7.4)	$(19.1)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12.  Income Taxes: (continued)

Federal income taxes reported in the consolidated statements of income and comprehensive income for the years ended December 31, 2003, 2002 and 2001 are different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35%. The sources of the difference and the tax effects of each for the years ended December 31, 2003, 2002 and 2001 are as follows:

	2003	2002	2001
	($ in millions)

Tax at statutory rate	$24.8	$(7.4)	$(19.1)

Dividends received deduction	(6.0)	(1.2)	—

Foreign loss disallowance	4.3	—	—

Tax settlements/accrual adjustments	(4.2)	(11.9)	(16.3)

Meals and entertainment	1.3	1.5	(0.4)

Officers’ life insurance	(2.5)	3.7	1.2

Other	2.8	9.3	15.5

Federal Income tax expense/(benefit) from continuing operations	20.5	(6.0)	(19.1)

Federal income tax expense/(benefit) from discontinued operations	3.1	(1.4)	—

Provision for income tax expense/(benefit)	$23.6	$(7.4)	$(19.1)

MONY Group’s income tax returns for years through 1993 have been examined by the IRS. No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes which may become due with respect to open years.

The components of deferred tax liabilities and assets at December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)

Deferred policy acquisition costs	$334.6	$134.1

Fixed maturity securities and equity securities	118.0	187.5

Other, net	(11.0)	82.6

Nonlife subsidiaries	(42.0)	(10.4)

Total deferred tax liabilities	399.6	393.8

Reserves	122.5	133.0

Accrued expenses	59.6	(8.6)

Deferred compensation and benefits	28.9	25.6

Policyholder dividends	35.0	(5.2)

Real estate and mortgages	(25.6)	9.9

Total deferred tax assets	220.4	154.7

Net deferred tax liability	$179.2	$239.1

The Company is required to establish a valuation allowance for any portion of the deferred tax asset that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets; therefore, no such valuation allowance has been established.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13.  The Group Pension Transaction:

On December 31, 1993 (the “Group Pension Transaction Date”), the Company entered into an agreement (the “Agreement”) with AEGON USA, Inc. (“AEGON”) under which the Company transferred a substantial portion of its group pension business (hereafter referred to as the “Group Pension Transaction”), including its full service group pension contracts, consisting primarily of tax-deferred annuity, 401(k) and managed funds lines of business, to AEGON’s wholly-owned subsidiary, AUSA Life Insurance Company, Inc. (“AUSA”). The Company also transferred to AUSA the corporate infrastructure supporting the group pension business, including data processing systems, facilities and regional offices. AUSA was newly formed by AEGON solely for the purpose of facilitating this transaction. In connection with the transaction, the Company and AEGON entered into certain service agreements. These agreements, among other things, provided that the Company would continue to manage the transferred assets, and that AUSA would continue to provide certain administrative services to the Company’s remaining group pension contracts not included in the transfer.

Pursuant to the Agreement, the Company agreed to make a $200 million capital investment in AEGON by purchasing $150 million face amount of Series A Notes and $50 million face amount of Series B Notes (hereinafter referred to as the “Notes”). The Series A Notes pay interest at 6.44% per annum and the Series B Notes pay interest at 6.24% per annum. The Series B Notes matured on December 31, 2002 and the Series A Notes matured on April 7, 2003. The Company’s investment in the Series A Notes was intended to provide AEGON with the funding necessary to capitalize AUSA.

In accordance with GAAP, the transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the existing deposits on the transferred business (the “Existing Deposits”). Accordingly, the Company reflected the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction” until the expiration of the agreement, December 31, 2002. In addition, the Company reported in its GAAP earnings the profits from the Existing Deposits as discussed below.

Pursuant to the Agreement, which expired on December 31, 2002, the Company received from AUSA: (i) payments on an annual basis through December 31, 2002 (the “Group Pension Payments”) equal to all of the earnings from the Existing Deposits, (ii) a final payment (the “Final Value Payment”) at December 31, 2002 based on the remaining fair value of the Existing Deposits, and (iii) a contingent payment (the “New Business Growth Payment”) at December 31, 2002 based on new business growth subsequent to the Transaction Date.

With respect to the Group Pension Payments, the annual results from the Existing Deposits were measured on a basis in accordance with the Agreement (such basis hereafter referred to as the “Earnings Formula”) which was substantially the same as GAAP, except that: (i) asset impairments on fixed maturity securities were only recognized when such securities were designated with an NAIC rating of “6”, and (ii) no impairment losses were recognized on mortgage loans until such loans were disposed of, or at the time and in the calculation, of the Final Value Payment. All mortgage loans had been disposed of prior to the calculation of the Final Payment.

Earnings which emerged from the Existing Deposits pursuant to the application of the Earnings Formula were recorded in the Company’s financial statements only after adjustments (primarily to recognize asset impairments in accordance with SFAS Nos. 114 and 115) to reflect such earnings on a basis entirely in accordance with GAAP (such earnings hereafter referred to as the “Group Pension Profits”). Losses which arose from the application of the Earnings Formula for any annual period were reflected in the Company’s results of operations (after adjustments to reflect such losses in accordance with GAAP) only up to the amount for which the Company is at risk (as described below), which at any time is equal to the then outstanding principal amount of the Series A Notes.

Operating losses reported in any annual period pursuant to the Earnings Formula were carried forward to reduce any earnings in subsequent years reported pursuant to the Earnings Formula. Any resultant deficit remaining at December 31, 2002 would be deducted from the Final Value Payment and New Business Growth Payment, if any, due to the Company. If a deficit still remained, it would be applied (as provided for in the Agreement) as an offset against the principal payment due to the Company upon maturity of the Series A Notes. As of December 31, 2002, there were no operating losses reported in any annual period during the term of the agreement, nor was the Company eligible for any New Business Growth payment.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13.  The Group Pension Transaction: (continued)

For the years ended December 31, 2002 and 2001, AUSA reported earnings to the Company pursuant to the application of the Earnings Formula of $19.1 million and $27.4 million, respectively, and the Company recorded Group Pension Profits of $28.2 million and $30.7 million, respectively. In addition, the Company earned $12.8 million of interest income on the Notes in each of the aforementioned years. In addition, the Company recorded earnings from the Final Value Payment of $54.1 million (before expenses of approximately $6.0 million relating thereto, which are recorded in “other operating costs and expenses” in the 2002 consolidated statement of income and comprehensive income), on December 31, 2002.

The following sets forth certain summarized financial information relating to the Group Pension Transaction for the periods indicated, including information regarding the components of revenue and expense comprising the Group Pension Profits. In accordance with GAAP, the Group Pension Transaction did not constitute a sale because the Company retained substantially all the risks and rewards associated with the business transferred to Aegon. Accordingly, over the life of the transaction the Company was required to reflect the transferred assets and liabilities on its balance sheet under separate captions entitled “Assets transferred in Group Pension Transaction” and “Liabilities transferred in Group Pension Transaction”. As a result of the expiration of the transaction at December 31, 2002 and the recognition of earnings from the Final Value Payment from Aegon, the Company has no further interest in the transferred assets and liabilities and, accordingly, such assets and liabilities are no longer reflected on the Company’s balance sheet.

	For the Year Ended December 31,
	2003	2002	2001
	($ in millions)

Revenues:

Product policy fees	$—	$18.3	$19.6

Net investment income	—	88.2	102.0

Net realized gains (losses) on investments (2)	—	0.8	1.5

Total revenues		107.3	123.1

Benefits and Expenses:

Interest credited to policyholders’ account balances	—	63.5	74.8

Other operating costs and expenses	—	15.6	17.6

Total benefits and expenses	—	79.1	92.4

Group Pension Profits	—	28.2	30.7

Final Value Payment (1)	—	54.1	—

Total	$—	$82.3	$30.7

(1)	Expenses of approximately $6.0 million relating to the Final Value Payment are recorded in “other operating costs and expenses” on the Company’s consolidated statement of income and comprehensive income for 2002.
(2)	Includes in 2001 $2.5 million of pretax realized losses ($1.6 million after-tax) relating to the impairment of certain investments which was included in the fourth quarter 2001 Other Charges (see Note 25).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14.  Estimated Fair Value of Financial Instruments

The estimated fair values of the Company’s financial instruments approximate their carrying amounts, except for mortgage loans, long-term debt and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company’s financial instruments are summarized as follows:

Fixed Maturity and Equity Securities —

The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments. Equity securities primarily consist of investments in common stocks and limited partnership interests. The fair value of the Company’s investments in common stocks is determined based on quoted market prices, where available. The fair value of the Company’s investments in limited partnership interests is based on amounts reported by such partnerships to the Company.

Mortgage Loans —

The fair value of mortgage loans is estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2003 and 2002, the fair value of mortgage loans was $1,926.9 million and $2,065.5 million, respectively.

Policy Loans —

Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

Long-term Debt —

The fair value of long-term debt is determined based on contractual cash flows discounted at market rates. The carrying value and fair value of long-term debt at December 31, 2003 were $216.9 million and $244.3 million, respectively. The carrying value and fair value of long-term debt at December 31, 2002 were $216.9 million and $234.1 million, respectively.

Separate Account Assets and Liabilities —

The estimated fair value of assets and liabilities held in separate accounts is based on quoted market prices.

Investment-Type Contracts —

The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2003 were $1,727.4 million and $1,701.1 million, respectively. The carrying value and fair value of annuities at December 31, 2002 were $1,459.2 million and $1,439.4 million, respectively.

15.  Reinsurance:

Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product which utilizes a coinsurance agreement. The Company’s general practice is to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for last survivor products.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

15.  Reinsurance: (continued)

The Company has entered into coinsurance agreements with other insurers related to a portion of its extended term insurance, guaranteed interest contract and long-term disability claim liabilities, and reinsures approximately 50% of its block of paid-up life insurance policies.

The following table summarizes the effect of reinsurance for the years indicated:

	2003	2002	2001
	($ in millions)

Direct premiums (includes $61.4 million, $65.0 million and $68.3 million of accident and health premiums for 2003, 2002, and 2001, respectively)	$821.6	$801.7	$803.6

Reinsurance assumed	8.0	7.2	6.0

Reinsurance ceded (includes $(61.1) million, ($64.6) million and ($67.8) million of accident and health premiums for 2003, 2002, and 2001, respectively)	(124.4)	(118.5)	(114.3)

Net premiums	$705.2	$690.4	$695.3

Universal life and investment type product policy fee income ceded	$38.0	$34.5	$27.7

Policyholders’ benefits ceded	$150.5	$129.0	$126.4

Interest credited to policyholders’ account balances ceded	$2.4	$2.9	$3.7

The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

16.  Long Term Debt:

The Company’s long term debt at December 31, 2003 and 2002 consists of the following:

	2003	2002
	($ in millions)

Surplus notes	$1.9	$1.9

Intercompany Surplus Notes	215.0	215.0

Total long term debt	$216.9	$216.9

Surplus and Senior Notes —

On January 12, 2000, the MONY Group filed a registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to register certain securities. This registration, known as a “Shelf Registration”, provides the Company with the ability to offer various securities to the public, when it deems appropriate, to raise proceeds up to an amount not to exceed $1.0 billion in the aggregate for all issuances of securities thereunder. It is the intention of the Company to use this facility to raise proceeds for mergers and acquisitions and for other general corporate matters, as it considers necessary.

On March 8, 2000, the MONY Group issued $300.0 million principal amount of senior notes (the “$300 million Senior Notes”) pursuant to the aforementioned Shelf Registration. The $300 million Senior Notes mature on March 15, 2010 and bear interest at 8.35% per annum. The principal amount of the $300 million Senior Notes is payable at maturity and interest is payable semi-annually. The net proceeds to the MONY Group from the issuance of the $300 million Senior Notes, after deducting underwriting commissions and other expenses (primarily legal and accounting fees), were approximately $296.6 million. Approximately $280.0 million of the net proceeds from the issuance of the Senior Notes was used by the MONY Group to finance

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

16.  Long Term Debt: (continued)

MONY Life’s repurchase, on March 8, 2000, of all of its outstanding $115.0 million face amount 9.5% coupon surplus notes, and $116.5 million face amount of its $125.0 million face amount 11.25% coupon surplus notes (hereafter referred to as the “9.5% Notes” and the “11.25% Notes”, respectively), which were previously outstanding. The balance of the net proceeds from the issuance of the Senior Notes was retained by the MONY Group for general corporate purposes. In the third quarter of 2000 and first quarter of 2001, the Company repurchased another $6.5 million and $0.1 million face amount of the 11.25% Notes, respectively, resulting in a remaining balance of $1.9 million at December 31, 2002. MONY Group’s financing of MONY Life’s repurchase of its 9.5% Notes and 11.25% Notes consisted of a capital contribution by MONY Group to MONY Life of $65.0 million and the purchase by MONY Group from MONY Life of two separate newly issued “intercompany” surplus notes. The intercompany surplus note issued to replace the 9.5% Notes has a par value of $115.0 million, a coupon rate of interest of 8.65%, and matures on December 31, 2012. The intercompany surplus note issued to replace the 11.25% Notes has a par value of $100.0 million, a coupon rate of interest of 8.65%, and matures on August 15, 2024. Principal on the intercompany surplus notes is payable at maturity and interest is payable semi-annually.

17.  Securities Lending and Concentration of Credit Risk:

Securities Lending Risk: —

Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2003 and 2002, securities loaned by the Company under this agreement had a fair value of approximately $405.3 million and $351.8 million, respectively. The minimum collateral on securities loaned is 102 percent of the market value of the loaned securities. Such securities are marked to market on a daily basis; the collateral is increased or decreased in accordance with the Company’s agent agreement.

Concentration of Credit Risk: —

At December 31, 2003 and 2002, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 1.0% and 1.3%, respectively, of total cash and invested assets.

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2003 are Consumer Goods of $1,698.1 million (20.0%).

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10.0% or more of the carrying value of the fixed maturity securities at December 31, 2002 are Consumer Goods of $1,444.8 million (18.3%), Non-Government Asset/Mortgage Backed securities of $1,031.9 million (13.0%) and Other Manufacturing of $848.0 million (10.8%).

The Company held below investment grade fixed maturity securities with a carrying value of $824.9 million at December 31, 2003. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2002, the carrying value of the Company’s investments in below investment grade fixed maturity securities amounted to $892.7 million.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

17.  Securities Lending and Concentration of Credit Risk: (continued)

The Company has significant investments in commercial and agricultural mortgage loans and real estate (including joint ventures and partnerships). The locations of property collateralizing mortgage loans and real estate investment carrying values at December 31, 2003 and 2002 are as follows:

	2003		2002
	($ in millions)

Geographic Region

Mountain	$376.9	19.3%	$392.4	18.8%

Southeast	456.6	23.3	457.2	21.9

Midwest	382.5	19.6	367.8	17.7

West	344.8	17.6	367.1	17.6

Northeast	158.1	8.1	261.9	12.6

Southwest	237.6	12.1	238.0	11.4

Total	$1,956.5	100.0%	$2,084.4	100.0%

The states with the largest concentrations of mortgage loans and real estate investments at December 31, 2003 are: California, $220.1 million (11.3%); Arizona, $206.3 million (10.5%); Texas, $179.0 million (9.2%); Virginia, $130.3 million (6.7%); Georgia, $111.5 million (5.7%); Washington, $96.1 million (4.9%); and, the District of Columbia, $93.2 million (4.8%).

As of December 31, 2003 and 2002, the real estate and mortgage loan portfolio was also diversified by property type as follows:

	2003		2002
	($ in millions)

Property Type

Office buildings	$845.6	43.2%	$924.2	44.3%

Agricultural	347.9	17.8	308.3	14.8

Hotel	267.3	13.7	274.3	13.2

Retail	143.7	7.3	142.9	6.9

Other	104.4	5.3	123.2	5.9

Industrial	163.5	8.4	188.2	9.0

Apartment buildings	84.1	4.3	123.3	5.9

Total	$1,956.5	100.0%	$2,084.4	100.0%

18.  Commitments and Contingencies:

(i) Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy’s termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged “vanishing premium” basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts. While most of the cases before the District Court have been held in abeyance pending the outcome in Goshen, in June 2003, the Court granted plaintiffs in two of the constituent cases (the McLean and Snipes cases) leave to amend their complaints to delete all class action claims and allegations other than (in the case of McLean) those predicated on alleged violations of the Massachusetts and Illinois consumer protection statutes. On November 19, 2003, the Court in McLean entered an order granting defendants dispositive motion seeking dismissal of the individual claims of the proposed class representatives of the putative statewide class comprised of Massachusetts purchasers, but denying that motion as to the individual claims of the proposed class representatives of the putative state-wide class of Illinois purchasers only. The order is now on appeal to the United States Court of Appeals for the First Circuit.

On October 21, 1997, the New York State Supreme Court granted MONY Life’s and MLOA’s motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York’s General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only. On July 2, 2002, the New York Court of Appeals affirmed the New York State Supreme Court’s decision limiting the class to New York purchasers. In addition, the New York State Supreme Court has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On September 25, 2002 in light of the New York Court of Appeals’ decision, MONY Life and MLOA filed a motion to decertify the class with respect to the sole remaining claim in the case. By orders dated April 16, and May 6, 2003, the New York State Supreme Court denied preliminarily the motion for decertification, but held the issue of decertification in obeyance pending appeals by plaintiffs in related cases and a hearing on whether the present class, or a modified class, can satisfy the requirements of the class action statute in New York. MONY Life and MLOA have appealed from the denial of their motion for decertification, which appeal is presently pending in the Appellate Division, First Department. MONY Life and MLOA intend to defend themselves vigorously the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on them.

(ii) Between September 22 and October 8, 2003, ten substantially similar putative class action lawsuits were filed against MONY Group, its directors, AXA Financial and/or AIMA in the Court of Chancery of the State of Delaware in and for New Castle County, entitled Beakovitz v. AXA Financial, Inc., et al., C.A. No. 20559-NC (Sept. 22, 2003); Belodoff v. The MONY Group Inc., et al., C.A. No. 20558-NC (Sept. 22, 2003); Brian v. The MONY Group Inc., et al., C.A. No. 20567-NC (Sept. 23, 2003); Bricklayers Local 8 and Plasterers Local 233 Pension Fund v. The MONY Group Inc., et al., C.A. No. 20599-NC (Oct. 8, 2003); Cantor v. The MONY Group Inc., et al., C.A. No. 20556-NC (Sept. 22, 2003); E.M. Capital, Inc. v. The MONY Group Inc., et al., C.A. No. 20554-NC (Sept. 22, 2003); Garrett v. The MONY Group Inc., et al., C.A. No. 20577-NC (Sept. 25, 2003); Lebedda v. The MONY Group Inc., et al., C.A. No. 20590-NC (Oct. 3, 2003); Martin v. Roth, et al., C.A. No. 20555-NC (Sept. 22, 2003); and Muskal v. The MONY Group Inc., et al., C.A. No. 20557-NC (Sept. 22, 2003).

By order dated November 4, 2003, Vice Chancellor Stephen P. Lamb, to whom the cases had been assigned, consolidated all ten actions under the caption In re The MONY Group Inc., Shareholders Litigation, Consolidated C.A. No. 20554-NC, and ordered plaintiffs to file a consolidated amended complaint. On or about November 5, 2003, plaintiffs filed a Consolidated Class Action Complaint on behalf of a putative class consisting of all MONY Group stockholders, excluding the defendants and their affiliates.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

The consolidated complaint alleges that the $31.00 cash price per share to be paid to MONY Group stockholders in connection with the proposed merger is inadequate and that MONY Group’s directors breached their fiduciary duties in negotiating and approving the merger agreement by, among other things, (i) failing to maximize stockholder value, (ii) improperly diverting merger consideration from MONY Group’s stockholders to MONY Group’s management by amending and extending management’s change-in-control agreements, (iii) failing to comply with Delaware law in determining the “fair value” of MONY Group’s stock and (iv) disseminating incomplete and inaccurate information regarding the proposed merger. The consolidated amended complaint alleges that AXA Financial and AIMA aided and abetted the alleged breaches of fiduciary duty by MONY Group and its directors. The complaint seeks various forms of relief, including damages and injunctive relief that would, if granted in its entirety, prevent completion of the merger. Defendants served and filed their answers to the consolidated amended complaints on December 29, 2003.

In addition, MONY Group, its directors and AXA Financial have been named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled Laufer v. The MONY Group, et al., Civ. No. 602957-2003 (Sept. 19, 2003) and North Border Investments v. Barrett, et al., Civ. No. 602984-2003 (Sept. 22, 2003). The complaints in these actions contain allegations substantially similar to those in the original consolidated complaint in the Delaware cases, and likewise purport to assert claims against MONY Group and its directors for breach of fiduciary duty and against AXA Financial for aiding and abetting a breach of fiduciary duty. The Laufer and North Border complaints also seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. On December 29 and 30, 2003, respectively, defendants served their answers to the Laufer and North Border complaints. MONY Group has denied the material allegations of the complaints and intends to vigorously defend the actions.

Subsequent Events —

On January 16, 2004, after the filing and mailing of the definitive proxy statement on January 8, 2004, plaintiffs sought and were granted leave to further amend their complaint to include additional allegations relating to the accuracy and/or completeness of information provided by the MONY Group in such proxy statement. Thereafter, plaintiffs requested a hearing on their motion for a preliminary injunction to enjoin the stockholder vote which had been scheduled to occur at the special meeting on February 24, 2004. A hearing on plaintiffs’ motion for a preliminary injunction was held on February 13, 2004. By order dated March 1, 2004, and an opinion released on February 17, 2004, Vice Chancellor Lamb granted plaintiffs’ motion to the limited extent of enjoining MONY Group from proceeding with the special meeting until MONY Group provides supplemental disclosure to its stockholders relating to the amount of the benefits that the MONY Group executives would receive under the change-in-control agreements relative to the amounts received by executives in the other transactions the independent directors and their advisors had considered at least ten days before the special meeting. Vice Chancellor Lamb otherwise rejected plaintiffs’ arguments in support of an injunction based on the directors’ purported breach of fiduciary duty, the associated aiding and abetting claims and plaintiffs’ other disclosure claims.

On March 9, 2004, plaintiffs filed a second amended complaint which included, among other things, allegations that (i) the MONY Group’s board of directors decision to reschedule the special meeting and set a new record date reflects an attempt by MONY Group to manipulate the vote by disenfranchising its long-term stockholders, (ii) MONY Group selectively communicated its intent to change the record date to certain investors so as to enable them to acquire voting power prior to the public announcement of the new record date, (iii) the press release issued in connection with the board’s decision to reschedule the meeting and record dates was materially false and misleading in that it failed to disclose and/or misrepresented the manipulation of the voting process and the true reason for the changing of such dates and (iv) the rescheduling of the meeting and record dates constitutes a breach of fiduciary duty by the MONY Group’s defendants. The second amended complaint seeks an order directing that MONY Group reinstate the record date of January 2, 2004 or, alternatively, denying voting power with respect to MONY Group shares allegedly purchased with knowledge of the prospect of a new record date.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

(iii) On February 3, 2004, MONY Group commenced an action in the United States District Court for the Southern District of New York, entitled The MONY Group Inc. v. Highfields Capital Management LP, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, No. 04 Civ. 00916. MONY Group’s complaint alleges, among other things, that: (i) the furnishing by defendants, in solicitation materials sent to MONY Group’s stockholders, of a duplicate copy of MONY Group’s proxy voting card, without first filing a proxy statement and making the requisite disclosures in connection therewith, violates the federal proxy rules; (ii) certain of defendants’ solicitation materials contained false and misleading statements; and (iii) the defendants are acting as members of a “group” under Section 13(d) of the Securities Exchange Act and the rules promulgated thereunder in opposing the proposed merger, requiring the defendants to make certain securities filings and disclosures regarding their holdings, plans and intentions before engaging in a solicitation of MONY Group’s stockholders.

Subsequent Events —

Based on the first of these allegations, on February 3, 2004, Judge Loretta Preska granted MONY Group’s request for a temporary restraining order and prohibited defendants from enclosing any proxy voting card, including a duplicate copy of MONY Group’s proxy voting card, in their solicitation materials, pending a determination on whether a preliminary injunction should be issued. By order dated February 11, 2004, Judge Richard Holwell denied MONY Group’s motion for a preliminary injunction and dissolved the temporary restraining order. Later that day, MONY Group filed a notice of appeal from Judge Holwell’s order and made an emergency application to the United States Court of Appeals for the Second Circuit, seeking an expedited appeal from the denial of the preliminary injunction, as well as a stay of Judge Holwell’s order dissolving the temporary restraining order or a preliminary injunction pending appeal. A single judge of the Second Circuit denied MONY Group’s request for a stay or injunction pending appeal, but the Court granted MONY Group’s motion for an expedited appeal, which is now pending.

On February 20, 2004 defendants Southeastern Asset Management and Longleaf Partners Small-Cap Fund served a joint answer to the complaint. Discovery in the litigation is currently proceeding with respect to MONY Group’s 13(d) and proxy disclosure claims.

(iv) In July 2002, pursuant to a jury verdict, the Company was found liable and ordered to pay a former joint venture partner some of the proceeds distributed to the Company from the disposition of a real estate asset in 1999, which was formerly owned by the joint venture. As a result of the verdict, which the Company appealed, the Company recorded a charge aggregating $13.7 million pre-tax in its results of operations for the quarter ended June 30, 2002. Approximately, $6.8 million of this charge was reflected in the income statement caption entitled “net realized gains/(losses) on investments” because it represented the return of proceeds originally included in the determination of the realized gain recognized by the Company in 1999 upon receipt of the aforementioned distribution. The balance of the charge, which was reflected in the income statement caption entitled “other operating costs and expenses” represented management’s best estimate of the interest that the court would have required the Company to pay its former joint venture partner, as well as legal costs. In the first quarter of 2003, the Company settled the litigation for approximately $4.3 million less than the provision previously recorded. Accordingly, during the first quarter of 2003, the Company reversed such over-accrual to income, approximately $3.0 million of which was recorded as realized gains and $1.0 million as a reduction to other expenses. The Company’s appeal was subsequently withdrawn.

(v) In December 2002 the SEC and self-regulatory organizations (National Association of Securities Dealers, Inc. (“NASD”)) directed all broker-dealers, including the Company, to evaluate their procedures with respect to mutual fund sales charge breakpoints. The outcome of the Company’s evaluation, including any determination it made with respect to sales charges paid by its customers, did not have a material adverse effect on the Company’s results of operations, cash flows, or financial position.

(vi) Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC and the NASD

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

18.  Commitments and Contingencies: (continued)

seeking documentation and other information relating to these issues. In addition, the SEC recently advised the Company of its plan to conduct an on-site examination of the Company’s variable annuities separate account. The Company has been responding to these requests and continues to cooperate fully with the regulators.

(vii) It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of the settlement, or re-evaluation of, the matters discussed above. Management believes, however, that the ultimate payments in connection with such matters should not have a material adverse affect on the Company’s financial statements. In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company’s financial position or results of operations.

(viii) At December 31, 2003, the Company had commitments to fund the following: $96.4 million of equity partnership investments, $5.0 million private fixed maturity security with an interest rate of 5.7%, $3.2 million of fixed rate agricultural loans with periodic interest rate reset dates with initial rates ranging from 5.25% to 6.35%, $132.7 million fixed and floating rate commercial mortgages with interest rates ranging from 3.67% to 8.0%.

(ix) The Company has entered into various operating lease agreements for office space, furniture and equipment. These leases have remaining non-cancelable lease terms in excess of one year. Total rental expense for these operating leases, which includes lease abandonment charges taken in connection with the Company’s reorganization activities (see Note 25), amounted to $25.6 million in 2003, $32.6 million in 2002, and $44.0 million in 2001. The future minimum rental obligations for the next five years and thereafter under these leases are: $30.4 million for 2004, $27.1 million for 2005, $23.8 million for 2006, $22.1 million for 2007, $20.7 million for 2008, and $86.7 million for the years thereafter.

In 1988, the Company financed one of its real estate properties under a sale/leaseback arrangement with the proceeds received from the sale, amortized into income over the life of the lease. The lease has a term of 20 years beginning December 21, 1988 and requires minimum annual rental payments of $7.9 million in 2004, $8.0 million in 2005, $8.2 million in 2006, $8.4 million for 2007 and $8.5 million for 2007. The Company has the option to renew the lease at the end of the lease term.

19.  Statutory Financial Information and Regulatory Risk-Based Capital:

The combined statutory net loss reported by the Company for the years ended December 31, 2003, 2002, and 2001 was $38.5 million, $83.5 million, and $30.2 million, respectively. The combined statutory surplus of the Company as of December 31, 2003 and 2002 was $926.8 million and $906.4 million, respectively. Each of MONY Life, MLOA and USFL exceeds the minimum risk based capital requirements imposed by their respective state of domicile.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block — Summary Financial Information:

Summarized financial information of the Closed Block as of and for the years ended December 31, 2003 and 2002 is presented below.

	December 31, 2003	December 31, 2002
	($ in millions)

Assets:

Fixed maturity securities:

Available-for-sale, at estimated fair value (amortized cost, $4,087.4 and $3,873.2)	$4,348.9	$4,160.9

Mortgage loans on real estate	593.6	633.6

Real estate	10.7	8.3

Other invested assets	9.8	0.9

Policy loans	1,078.0	1,119.0

Cash and cash equivalents	33.6	59.2

Premiums receivable	9.7	11.1

Deferred policy acquisition costs	368.8	430.5

Other assets	206.9	210.5

Total Closed Block assets	$6,660.0	$6,634.0

Liabilities:

Future policy benefits	$6,930.9	$6,901.4

Policyholders’ account balances	290.2	291.6

Other policyholders’ liabilities	140.9	159.1

Other liabilities	326.9	328.0

Total Closed Block liabilities	$7,688.9	$7,680.1

	For the Years Ended December 31,
	2003	2002	2001
	($ in millions)

Revenues:

Premiums	$479.2	$509.1	$551.4

Net investment income	393.5	396.5	397.6

Net realized gains/(losses) on investments	12.2	(51.4)	6.0

Other income	1.9	2.2	2.4

Total revenues	886.8	856.4	957.4

Benefits and Expenses:

Benefits to policyholders	562.6	566.8	606.9

Interest credited to policyholders’ account balances	8.8	8.6	8.9

Amortization of deferred policy acquisition costs	45.2	49.1	59.4

Dividends to policyholders	220.7	185.5	233.1

Other operating costs and expenses	6.5	6.1	7.0

Total benefits and expenses	843.8	816.1	915.3

Contribution from the Closed Block	$43.0	$40.3	$42.1

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block—Summary Financial Information: (continued)

The carrying value of fixed maturity securities in the Closed Block at December 31, 2003 and 2002 is net of “other than temporary impairment” adjustments of $56.4 million and $60.5 million, respectively.

At December 31, 2003 and 2002, there were $15.1 million and $0.6 million of fixed maturity securities in the Closed Block which have been non-income producing for the twelve months preceding such dates.

At December 31, 2003 and 2002, there were problem fixed maturity securities in the Closed Block of $129.9 million and $123.3 million, respectively. There were no potential problem or restructured fixed maturity securities at December 31, 2003 and 2002.

The amortized cost and estimated fair value of fixed maturity securities in the Closed Block, by contractual maturity dates, excluding scheduled sinking funds, as of December 31, 2003 are as follows:

	Amortized Cost	Estimated Fair Value
	($ in millions)

Due in one year or less	$130.3	$134.0

Due after one year through five years	1,007.7	1,097.1

Due after five years through ten years	1,496.5	1,612.1

Due after ten years	1,054.1	1,083.1

Subtotal	3,688.6	3,926.3

Mortgage and asset-backed securities	398.8	422.6

	$4,087.4	$4,348.9

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity dates may differ from contractual maturity dates because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Mortgage loans on real estate in the Closed Block at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)

Commercial mortgage loans	$556.1	$599.4

Agricultural and other loans	44.8	42.7

Subtotal	600.9	642.1

Less: valuation allowances	(7.4)	(8.6)

Mortgage loans, net of valuation allowances	$593.5	$633.5

An analysis of the valuation allowances for the years ended December 31, 2003 and 2002 is as follows:

	2003	2002
	($ in millions)

Beginning balance	$8.6	$12.3

(Decrease)/increase in allowance	(1.2)	0.8

Reduction due to paydowns, payoffs, and writeoffs	—	(1.3)

Transfer to real estate — foreclosures	—	(3.2)

Valuation allowances	$7.4	$8.6

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

20.  Closed Block—Summary Financial Information: (continued)

Impaired mortgage loans along with related valuation allowances as of December 31, 2003 and 2002 were as follows:

	2003	2002
	($ in millions)

Investment in impaired mortgage loans (before valuation allowances):

Loans that have valuation allowances	$9.5	$47.4

Loans that do not have valuation allowances	14.2	73.2

Subtotal	23.7	120.6

Valuation allowances	(2.6)	(10.7)

Impaired mortgage loans, net of valuation allowances	$21.1	$109.9

For the years ended December 31, 2003 and 2002, the Closed Block recognized $1.8 million and $9.9 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, there were $0.0 million and $0.1 million, respectively, of mortgage loans in the Closed Block which were non-income producing for the twelve months preceding such dates.

At December 31, 2003 and 2002, the Closed Block had restructured mortgage loans of $4.7 million and $8.5 million, respectively. Interest income of $0.4 million and $0.6 million was recognized on such loans for the years ended December 31, 2003 and 2002, respectively. Gross interest income on these loans that would have been recorded in accordance with the original terms of such loans amounted to approximately $0.6 million and $1.0 million for the respective periods.

The pre-tax Contribution from the Closed Block includes only those revenues, benefit payments, dividends, premium taxes, state guaranty fund assessments, and investment expenses considered in funding the Closed Block. However, many expenses associated with operating the Closed Block and administering the policies included therein were excluded from and, accordingly, are not funded in the Closed Block. These expenses are reported in the Company’s statement of income and comprehensive income in the separate line items to which they apply based on the nature of such expenses. Federal income taxes applicable to the Closed Block, which are funded in the Closed Block, are reflected as a component of federal income tax expense in the Company’s statement of income and comprehensive income. Since many expenses related to the Closed Block are funded outside the Closed Block, operating costs and expenses outside the Closed Block are disproportionate to the level of business outside the Closed Block.

21.  The Closed Block Business:

The Closed Block Business (“CBB”) is comprised of certain amounts within MONY Holdings and MONY Life. Within MONY Holdings, the CBB includes: (i) the Insured Notes, (ii) the capitalized costs of issuing the Insured Notes, (iii) the DSCA Sub-account CBB (see Note 22), (iv) the Swap, and (v) the Insurance Policy (see Note 1). Within MONY Life, the CBB includes: (i) the Closed Block discussed in Notes 3 and 20 and (ii) an amount of capital (hereafter referred to as “Surplus and Related Assets”) outside the Closed Block, but within MONY Life, that when aggregated with the assets and liabilities in the Closed Block results in an aggregate carrying value of assets in the CBB within MONY Life in excess of the carrying value of the liabilities in the CBB within MONY Life. The amount by which the assets in the CBB within MONY Life exceed the liabilities in the CBB within MONY Life represents a sufficient amount of capital based on regulatory standards to support the CBB within MONY Life. All business of MONY Holdings and its subsidiary, consolidated, other than the CBB is defined in the Insured Notes indenture as the Ongoing Business (“OB”). The determination of the amount of Surplus and Related Assets was based on Statutory Accounting Practices as required by the Insured Notes indenture. As the Closed Block’s results of operations emerge, an equal amount of the Surplus and Related Assets is intended to become available to the OB. The investment of the Surplus and Related Assets is restricted to permitted investments and subject to certain concentration limitations as outlined in the Insured Note indenture (see Note 1).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

The following tables set forth certain summarized financial information attributable to the OB and the CBB of MONY Holdings and its subsidiary, MONY Life, as of and for the years ended December 31, 2003 and 2002:

	As of December 31, 2003
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Assets:

Fixed maturity securities available-for-sale, at fair value	$2,589.6	$5,806.7	$8,396.3

Fixed maturity securities, trading	78.3	—	78.3

Equity securities available-for-sale, at fair value	251.7	—	251.7

Mortgage loans on real restate	918.9	863.5	1,782.4

Real estate held for investment	163.4	10.7	174.1

Other invested assets	77.3	22.2	99.5

Policy loans	102.0	1,078.0	1,180.0

Debt service coverage account — OB	66.9	—	66.9

Debt service coverage account — CBB	—	7.5	7.5

Cash and cash equivalents	289.9	60.9	350.8

Accrued investment income	55.2	149.2	204.4

Amounts due from reinsurers	516.4	88.6	605.0

Deferred policy acquisition costs	956.6	368.8	1,325.4

Other assets	532.5	17.3	549.8

Separate account assets	4,854.9	—	4,854.9

Total assets	$11,453.6	$8,473.4	$19,927.0

Liabilities:

Future policy benefits	$1,110.6	$6,930.9	$8,041.5

Policyholders’ account balances	2,975.6	290.2	3,265.8

Other policyholders’ liabilities	127.0	140.9	267.9

Other liabilities	793.5	394.9	1,188.4

Long term debt	216.9	300.0	516.9

Separate account liabilities	4,851.9	—	4,851.9

Total liabilities	$10,075.5	$8,056.9	$18,132.4

(1)	Includes the assets and liabilities of MONY Holdings as of December 31, 2003.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

	As of December 31, 2002
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Assets:

Fixed maturity securities available-for-sale, at fair value	$2,248.4	$5,579.8	$7,828.2

Equity securities available-for-sale, at fair value	247.7	—	247.7

Mortgage loans on real restate	927.0	950.4	1,877.4

Real estate to be disposed of	26.8	—	26.8

Real estate held for investment	171.9	8.3	180.2

Other invested assets	82.9	14.4	97.3

Policy loans	93.5	1,119.0	1,212.5

Debt service coverage account — OB	64.7	—	64.7

Debt service coverage account — CBB	—	9.4	9.4

Cash and cash equivalents	128.7	95.0	223.7

Accrued investment income	54.3	149.7	204.0

Amounts due from reinsurers	602.5	92.7	695.2

Deferred policy acquisition costs	795.9	430.5	1,226.4

Other assets	526.1	17.7	543.8

Separate account assets	4,140.6	—	4,140.6

Total assets	$10,111.0	$8,466.9	$18,577.9

Liabilities:

Future policy benefits	$1,048.5	$6,901.4	$7,949.9

Policyholders’ account balances	2,488.1	291.6	2,779.7

Other policyholders’ liabilities	130.1	159.1	289.2

Other liabilities	761.5	421.2	1,182.7

Long term debt	216.9	300.0	516.9

Separate account liabilities	4,137.6	—	4,137.6

Total liabilities	$8,782.7	$8,073.3	$16,856.0

(1)	Includes the assets and liabilities of MONY Holdings as of December 31, 2002.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

	For the Year Ended December 31, 2003
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Revenues:

Premiums	$226.0	$479.2	$705.2

Universal life and investment-type product policy fees	210.9	—	210.9

Net investment income	231.2	495.7	726.9

Net realized losses on investments	25.4	21.0	46.4

Other income	224.6	2.0	226.6

Total revenues	918.1	997.9	1,916.0

Benefits and Expenses:

Benefits to policyholders	278.9	562.6	841.5

Interest credited to policyholders’ account balances	130.6	8.8	139.4

Amortization of deferred policy acquisition cost	74.8	45.2	120.0

Dividends to policyholders	3.6	220.7	224.3

Other operating costs and expenses	424.6	115.7	540.3

Total benefits and expenses	912.5	953.0	1,865.5

Net income from continuing operations before income taxes	$5.6	$44.9	$50.5

(1)	Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes and the Swap (ii) the net contribution to income from the Surplus and Related Assets, and (iii) the results of operations from the Closed Block.

	For the Year Ended December 31, 2002
	Ongoing Business	Closed Block Business(1)	Total
	($ in millions)

Revenues:

Premiums	$181.3	$509.1	$690.4

Universal life and investment-type product policy fees	200.5	—	200.5

Net investment income	247.0	480.1	727.1

Net realized losses on investments	(76.8)	(74.2)	(151.0)

Group Pension Profits	82.3	—	82.3

Other income	167.0	2.3	169.3

Total revenues	801.3	917.3	1,718.6

Benefits and Expenses:

Benefits to policyholders	236.3	566.8	803.1

Interest credited to policyholders’ account balances	110.7	8.6	119.3

Amortization of deferred policy acquisition cost	107.0	49.1	156.1

Dividends to policyholders	2.5	185.5	188.0

Other operating costs and expenses	393.3	81.4	474.7

Total benefits and expenses	849.8	891.4	1,741.2

Net (loss)/income from continuing operations before income taxes	$(48.5)	$25.9	$(22.6)

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

21.  The Closed Block Business: (continued)

(1)	Includes: (i) revenues and expenses associated with the DSCA, the Insured Notes and the Swap for the period from April 30, 2002 (the date of MONY Holdings’ commencement of operations) through December 31, 2002, (ii) the net contribution to income from the Surplus and Related Assets from April 30, 2002 (the date of MONY Holdings’ commencement of operations) through December 31, 2002, and (iii) the results of operations from the Closed Block from January 1, 2002 through December 31, 2002.

The statutory surplus of MONY Life as of December 31, 2003 and 2002 was $926.8 million and $906.4 million, respectively, of which $436.8 million and $409.8 million, respectively, was attributable to the OB and $490.0 million and $496.6 million, respectively, was attributable to the CBB. The statutory net gain from operations of MONY Life for the years ended December 31, 2003 and 2002 was $87.4 million and $154.6 million, respectively, of which $9.2 million and $59.3 million, respectively, was attributable to the OB and $78.2 million and $95.3 million, respectively, was attributable to the CBB. The net gain from operations attributable to the CBB includes: (i) the net contribution to income from the Surplus and Related Assets and (ii) the results of operations from the Closed Block.

22.  The Insured Notes:

Dividends from MONY Life are the principal source of cash inflow, which will enable MONY Holdings to meet its obligations under the Insured Notes. The ability of MONY Life to declare and pay MONY Holdings a dividend is governed by the Insurance Law of the State of New York. The Insurance Law of the State of New York permits a stock life insurance company to pay dividends each calendar year, without the prior approval of the superintendent of the insurance department, in an amount equal to the lesser of (a) ten percent of its “policyholders’ surplus” as of the end of the preceding calendar year or (b) the company’s “net gain from operations” for the preceding calendar year (not including realized capital gains), as determined in accordance with Statutory Accounting Practices prescribed or permitted by the Insurance Department of the State of New York (hereafter referred to as the “NY Dividend Statute”).

In addition, pursuant to the Note indenture, dividends to MONY Holdings from MONY Life are required to be allocated between the OB and the CBB. This allocation, while principally based on separately applying the NY Dividend Statute to the “policyholders’ surplus” and “net gain from operations” attributable to the OB and the CBB, is subject to certain adjustments described in the Note indenture. The amount of the dividend attributable to the CBB is required to be deposited in the DSCA — Subaccount CBB. As described in the Note indenture, the amount of the dividend deposited in the DSCA — Subaccount CBB will not generally be available for dividend to the MONY Group until all the obligations to pay principal, interest and other amounts on the Insured Notes are fully extinguished. Under limited circumstances, if the fair value of the DSCA exceeds amounts set forth in the Note indenture, such excess can become available earlier for dividend to the MONY Group. The amount of such dividend attributable to the OB will generally be available to MONY Holdings to pay dividends to the MONY Group. See Note 1 for additional information regarding the Insured Notes.

In 2003, MONY Life paid a dividend to MONY Holdings in the amount of $25.0 million, of which $13.8 million was retained by MONY Holdings in its DSCA Sub-account CBB and $11.2 million was paid by MONY Holdings in the form of a dividend to MONY Group. In 2002, MONY Life paid a dividend to MONY Holdings in the amount of $90.0 million, of which $15.6 million was retained by MONY Holdings in the DSCA Sub-account CBB and $74.4 million was paid by MONY Holdings in the form of a dividend to MONY Group.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

23.  Stock-Based Compensation:

Stock Incentive Plans —

1998 Stock Incentive Plan and 2002 Stock Option Plan

In November 1998, upon approval of the New York Insurance Department, MONY Group adopted the 1998 Stock Incentive Plan (the “1998 SIP”) for employees of the Company and certain of its career financial professionals, as well as certain employees of other subsidiaries of the MONY Group. As a condition for its approval of the 1998 SIP, the New York Insurance Department restricted options under the plan to no more than five percent of the shares of MONY Group’s common stock outstanding as of the date of its initial public offering (2,361,908 shares). Options granted under the 1998 SIP may be Incentive Stock Options (“ISOs”) qualifying under Section 422(a) of the Internal Revenue Code or Non-Qualified Stock Options (“NQSOs”).

Pursuant to the 1998 SIP, options may be granted at a price not less than 100% of the fair value of MONY Group’s common stock as determined on the date of grant. In addition, one-third of each option granted pursuant to the 1998 SIP shall become exercisable on each of the first three anniversaries following the date such option is granted and will remain exercisable for a period not to exceed 10 years from the date of grant. As of December 31, 2003, options to acquire 2,404,138 common shares of the MONY Group had been issued to employees and certain career financial professionals of the Company under the 1998 SIP. Options to acquire 1,627,782 of these common shares remained outstanding as of December 31, 2003.

In May 2002, MONY Group’s shareholders approved the 2002 Stock Option Plan (the “2002 SOP”) and the allocation of 5,000,000 shares of MONY Group common stock for grants under that 2002 SOP Plan. Options granted under the plan may not be exercised, transferred or otherwise disposed of by the grantee prior to December 24, 2003, even if vested. Options granted under the 2002 SOP are NQSOs. Options may be granted at a price not less than 100% of the fair value of MONY Group’s common stock as determined on the date of grant, and vesting provisions are determined at the discretion of the MONY Group’s board of directors. As of December 31, 2003, options to acquire 1,881,425 common shares of the MONY Group had been issued to employees and certain career financial professionals of the Company and 1,881,425 of these options were outstanding under the 2002 SOP. All options granted through December 31, 2003 under the 2002 SOP vest one-third ratably on the December 31st after each of the first three anniversaries following the date such option was granted, and will remain exercisable for a period not to exceed 10 years from the date of grant.

A summary of the Company’s activity under these stock incentive plans for the years ended December 31, 2003, 2002 and 2001 is presented below:

	Number of Shares	Weighted Average Exercise Price

Outstanding, December 31, 2000	1,684,008	$31.34

Granted	327,093	$35.78

Exercised	(17,031)	$30.10

Forfeited, expired or cancelled	(71,749)	$33.80

Outstanding, December 31, 2001	1,922,321	$32.02

Granted	1,405,495	$35.77

Exercised	(33,114)	$30.85

Forfeited, expired or cancelled	(166,319)	$33.68

Outstanding, December 31, 2002	3,128,383	$33.60

Granted	836,025	$21.96

Exercised	(327,327)	$30.19

Forfeited, expired or cancelled	(127,874)	$33.17

Outstanding, December 31, 2003	3,509,207	$31.17

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

23.  Stock-Based Compensation: (continued)

During 2003 there were 836,025 options granted with a weighted average exercise price of $21.96 and a weighted average fair value of $7.59.

As of December 31, 2003 there were 1,729,280 options exercisable, with exercise prices ranging from $27.06 to $44.25, and a weighted average remaining contractual life of 6.7 years.

At December 31, 2003 there were 3,509,207 options outstanding with exercise prices ranging from $20.90 to $44.25, and a weighted average remaining contractual life of approximately 7.7 years. Approximately 28.4% or 996,940 of the options outstanding at December 31, 2003 had an exercise price of $30.50. These options had a remaining contractual life of approximately 5.9 years.

At the effective date of the initial grants of options pursuant to the 1998 SIP, the Company elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the required pro forma disclosures of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted (see Note 4). Pursuant to the requirements of APB 25, the options granted by the Company under the 1998 SIP and the 2002 SOP to employees qualify as non-compensatory. Accordingly, the Company is not required to recognize any compensation expense with respect to such option grants. Based on the definition of an “employee” prescribed in the Internal Revenue Code, the Company’s career financial professionals do not qualify as employees. Accordingly, with respect to grants of options under both the SIP and the SOP to career financial professionals, the Company adopted the accounting provisions of SFAS 123. Pursuant to the guidance in SFAS 123 and related interpretations, vesting provisions attached to stock based compensation issued to non-employees constitute a performance based condition which requires variable plan accounting. Under variable plan accounting, the fair value of the option grant must be re-measured at the end of each accounting period, until the options are 100 percent vested. Accordingly, the compensation cost charged to expense during any particular accounting period represents the difference between the vested percentage of the fair value of the options at the end of the accounting period and the cumulative compensation cost charged to expense in prior periods. Compensation cost is determined based on the fair value of such options using a Black-Scholes option-pricing model. Such compensation cost is required to be recognized over the vesting period. The compensation expense related to options granted to career financial professionals varies with and primarily relates to the production of business and as such is recognized as DPAC and is amortized on a basis consistent with how earnings emerge from the underlying products that gave rise to such DPAC. The deferred expense amount relating to options granted to career financial professionals which were outstanding was $0.5 million and $0.0 million for the years ended December 31, 2003 and 2002, respectively.

Restricted Stock Plan —

In May 2001, MONY Group shareholders approved The MONY Group Inc. Restricted Stock Ownership Plan (the “Plan”). Pursuant to the terms of the Plan, management has the authority to grant up to 1,000,000 restricted shares of MONY Group common stock to eligible employees, as defined in the Plan, and to establish vesting and forfeiture conditions relating thereto. During 2002 and 2001, MONY Group granted 97,143 and 352,050 restricted shares, respectively, to certain members of management pursuant to the Plan. The 2002 and 2001 awards made under the Plan are conditioned on: (i) the expiration of a vesting period and (ii) an increase in the average per share price of MONY Group common stock above specified targets. In accordance with APB No. 25, compensation expense is recognized on the awards proportionally over the vesting period of the award provided that the condition with respect to the average price of MONY Group common stock is satisfied at the end of any period. In March 2003, MONY Group granted 334,050 restricted shares to certain members of management under the Plan. The 2003 awards made under the Plan are conditioned only on the expiration of a vesting period.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

24.  Goodwill and Other Intangible Assets

In accordance with the adoption of SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”) goodwill is periodically tested for impairment and is no longer amortized. The following tables set forth the impact of the adoption of SFAS 142 on the Company’s net income for the years ended December 31, 2003, 2002 and 2001. In addition, as required by SFAS 142, management tested the carrying value of the Company’s goodwill at December 31, 2003 and determined that no impairment exists.

	For the Years Ended December 31,
	2003	2002	2001
	($ in millions)

Reported net income/(loss)	$56.2	$(5.6)	$(34.0)

Add back: goodwill amortization	—	—	1.3

Adjusted net income/(loss)	$56.2	$(5.6)	$32.7

The goodwill amortization recorded for the year ended December 31, 2001 was included in the Protection Products and Other Products segments as follows:

For the Year Ended December 31, 2001
($ in millions)

Protection Products	$1.1

Other Products	0.2

Total	$1.3

The following table summarizes the significant components of goodwill, and the related amortization, by segment for the periods presented. Goodwill is reflected under the caption “other assets” in the Company’s balance sheet.

	2003		2002
	Protection Products Segment	Other Products Segment	Protection Products Segment	Other Products Segment
	($ in millions)

Beginning Balance	$17.9	$1.3	$17.9	$1.3

Amortization	—	—	—	—

Ending Balance	$17.9	$1.3	$17.9	$1.3

25.  Reorganization and Other Charges:

During 2003, the Company recorded charges aggregating $5.8 million as part of the Company’s continuing initiative to enhance operating efficiency and effectively allocate resources. These charges consisted of: (i) severance and related benefits of $1.1 million incurred in connection with the merger of MONY Asset Management, Inc.’s (“MAM”) operations into Boston Advisors, a subsidiary of The Advest Group, Inc., and the resulting termination of certain employees of MONY Life that provided professional services to MAM pursuant to a service agreement between MAM and MONY Life; (ii) losses from the abandonment of leased offices of $1.3 million; (iii) losses from the abandonment of leased space in the Company’s home office of $2.0 million; (iv) write-offs of unused furniture and equipment in certain abandoned agency offices of $1.3 million; and (v) moving and alteration costs incurred in connection with the consolidation of leased space in the Company’s home office of $0.2 million. The severance actions were substantially completed during the fourth quarter of 2003. The reserves established for the abandonment of leased agency offices and leased space in the Company’s home office are expected to run-off through 2008 and 2016, respectively. All of the charges recorded in 2003 represent “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities (“SFAS 146”).

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

During the fourth quarter of 2002 and 2001, the Company recorded reorganization and other charges aggregating approximately $7.2 million and $144.4 million, respectively, as part of the Company’s initiative to enhance operating efficiency, more effectively allocate resources and capital, and discontinue certain non-core operations. Of these charges, $7.2 million and $19.0 million, respectively, met the definition of “restructure charges” as defined by Emerging Issues Task Force Consensus 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)”. The 2002 restructure charge consisted of severance and related benefits resulting from headcount reductions of 161 and 26, respectively, in the Company’s home office and career agency system, as well as losses from the abandonment of certain leased offices and equipment. The 2001 restructure charge consisted of severance and related benefits of $10.3 million resulting from headcount reductions of 117 and 240, in the Company’s home office and career agency system, respectively, and $8.7 million of other miscellaneous items. These actions were substantially completed in 2002. The remaining restructuring reserves primarily relate to lease abandonment costs and are expected to run-off through 2007. The balance of the charge in 2001, $125.4 million, was unrelated to the Company’s restructure activities and consisted of: (i) impairments of certain invested assets and valuation related write -downs of private equity securities held in the Company’s equity method venture capital portfolio, (ii) the write-off of deferred sales charges in the Company’s mutual fund business to reflect revised estimates of recoverability which are principally due to the decline in the value of the Company’s internet funds, (iii) write-downs of certain information technology assets, and (iv) other miscellaneous items.

The following tables summarize the components of the aforementioned charges recorded in 2003, 2002 and 2001, respectively. None of the charges referred to below as “Reorganization Charges” have been allocated to the Company’s operating segments, however, the charges in 2001 referred to as “Other Charges” have been allocated to the Company’s operating segments. All Reorganization Charges incurred in 2003, 2002 and 2001 are reported as reconciling items.

2003:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges (1):

Severance benefits and incentive compensation	$1.1	$—	$1.1

Leased offices and equipment	2.5	—	2.5

Lease abandonment and other	2.2	—	2.2

Total Reorganization Charges before tax	$5.8	$—	$5.8

Total Reorganization Charges after tax	$3.8	$—	$3.8

(1)	All of the reorganization charges recorded in 2003 are “costs associated with exit or disposal activities” as described in SFAS 146.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

2002:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges (1):

Severance benefits and incentive compensation	$6.1	$—	$6.1

Leased offices and equipment	1.1	—	1.1

Total Reorganization Charges before tax	$7.2	$—	$7.2

Total Reorganization Charges after tax	$4.7	$—	$4.7

(1)	All of the reorganization charges recorded in 2002 meet the definition of “restructuring charges” as defined by EITF 94-3.

2001:

	Operating	Net Realized Losses	Total
	($ in millions)

Reorganization Charges:

Severance benefits and incentive compensation	$22.8	$—	$22.8

Leased offices and equipment	8.7	—	8.7

Deferred policy acquisition costs	17.0	—	17.0

Other	8.3	—	8.3

Subtotal — Reorganization Charges	56.8	—	56.8

Other Charges:

Asset impairments and valuation related write-downs	29.9	20.1	50.0

Deferred sales charges	7.0	—	7.0

Information technology assets	9.4	—	9.4

Other	21.2	—	21.2

Subtotal — Other Charges	67.5	20.1	87.6

Total — Reorganization and Other Charges before tax	$124.3	$20.1	$144.4

Total — Reorganization and Other Charges after tax	$80.8	$13.1	$93.9

All charges referred to as Reorganization Charges included in the tables above, except $17.0 million related to DPAC in 2001 and $5.3 million related to investment expenses in 2001, are included in “other operating costs and expenses” in the Company’s 2001 consolidated statement of income and comprehensive income.

MONY LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

25.  Reorganization and Other Charges: (continued)

The following table indicates the line items in the Company’s consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are reflected in.

	Protection	Accumulation	Other	Reconciling	Total
	($ in millions)

Premiums	$1.0	$—	$—	$—	$1.0

Net investment income	20.3	3.8	3.3	5.3	32.7

Group pension profit	2.5	—	—	—	2.5

Benefits to policyholders	1.8	3.9	—	—	5.7

Amortization of deferred policy acquisition costs	—	2.0	—	17.0	19.0

Other operating costs and expenses	17.6	10.3	1.0	34.5	63.4

Total Other Operating Charges	43.2	20.0	4.3	56.8	124.3

Net realized losses on investments	14.9	2.8	2.4	—	20.1

Total Reorganization and Other Charges	$58.1	$22.8	$6.7	$56.8	$144.4

Set forth below is certain information regarding the liability recorded in connection with the Company’s restructuring actions, as well as the changes therein during the year ended December 31, 2003. Such liability is reflected in “accounts payable and other liabilities” on the Company’s consolidated statement of financial position.

	December 31, 2002	Charges	Cash Payments	Change in Reserve Estimates	December 31, 2003
	($ in millions)

Restructuring Charges Liability:

Severance benefits	$7.8	$1.1	$(7.3)	$(0.7)	$0.9

Other restructure charges (1)	4.4	4.7	(5.5)	—	3.6

Total Restructuring Charges Liability	$12.2	$5.8	$(12.8)	$(0.7)	$4.5

(1)	Cash payments include in 2003 the non-cash write-off of $1.3 million in unused equipment in certain abandoned leased offices.

MONY Life Insurance Company Administrative Offices 1740 Broadway New York, NY 10019 MONY Life Insurance Company and MONY Securities Corporation are members of The MONY Group.	PreSorted Bound Printed Matter U.S. Postage PAID MONY

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